As filed with the Securities and Exchange Commission on April 27, 2015

Registration No. 333-169795

811-4113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 4

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 273

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

Copy to:

38500 Woodward Avenue

Bloomfield Hills, Michigan 48304

(Address of Depositor’s Principal Executive Offices)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210-2805

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on , pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Annuity Insurance Contracts

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Frontier Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 27, 2015

This Prospectus describes interests in VENTURE® FRONTIER flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Frontier Variable Annuity Contract for the name of your issuing Company. Effective December 16, 2011, the Contracts are no longer offered for sale.

Variable Investment Options. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

CONTRACTS WITH INCOME PLUS FOR LIFE® 6.11 SERIES RIDERS	CONTRACTS WITHOUT INCOME PLUS FOR LIFE® 6.11 SERIES RIDERS
Bond Trust[1,2]	Core Strategy Trust
Lifestyle Balanced PS Series	Lifestyle Balanced MVP
Lifestyle Conservative PS Series	Lifestyle Balanced PS Series
Lifestyle Growth PS Series	Lifestyle Conservative MVP
Lifestyle Moderate PS Series	Lifestyle Conservative PS Series
Ultra Short Term Bond Trust	Lifestyle Growth MVP
Lifestyle Growth PS Series
Lifestyle Moderate MVP
Lifestyle Moderate PS Series
Ultra Short Term Bond Trust

[1]	Successor to Bond PS Series.
[2]

You cannot directly allocate Purchase Payments or Contract Value to the Bond Trust Subaccount. If you purchased a Contract with one of the Income Plus for Life® 6.11 Series Riders (the “IPFL 6.11 Series Riders”) we offered, we may make automatic transfers of Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount), as determined by the Portfolio Stabilization Process® that we use in connection with those Riders. We describe the process and the automatic transfers in this Prospectus under “Features of the IPFL 6.11 Series Riders.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract allows you to elect a Flex Access feature that provides a shorter withdrawal charge schedule in exchange for an extra distribution fee. Instead of a seven-year withdrawal charge schedule on each withdrawal of Purchase Payments, choosing the Flex Access option gives you a four-year schedule. On Contracts with the Flex Access option, we charge an additional asset-based fee against your Contract Value during the first four Contract Years (see “VII. Charges and Deductions – Asset-Based Charges” for more information). Expenses for a Contract with the Flex Access option may be higher than the expenses for a Contract which does not have Flex Access. Please read “V. Description of the Contract – Withdrawals” for more information about the Flex Access option.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

0415:110301	Venture® Frontier

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I. Glossary

General Terms

In the following section, we define terms that we use throughout this Prospectus. In the second section of the Glossary, we define terms contained in this Prospectus that we use to describe our Income Plus for Life® 6.11 Series Riders. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of a Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See “VI. Optional Benefits – Annual Step-Up Death Benefit.”)

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (one year for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: A Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of a Contract.

Contract Value: The total of the Investment Account values attributable to a Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

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Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may elect for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the applicable Separate Account.

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Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Options: The variable investment choices available to Contract Owners, and the Designated Investment Option (currently the Bond Trust Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

Special Terms Used with Our Income Plus For Life® 6.11 Series Riders

In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life® 6.11 Series Riders. Please see “VI. Optional Benefits” for more details about these Riders.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 65.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 95.

Assumed Equity Allocation Factor or AEAF: An assumed equity factor assigned to each of the Lifestyle PS Series Subaccounts under the Portfolio Stabilization Process® that does not change. The Portfolio Stabilization Process® also determines a dollar-weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle PS Series Subaccounts.

Benefit Base: The value we use to determine guaranteed annual withdrawal amounts under the Riders.

Benefit Rate: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.

Covered Person(s): The individual (or two individuals under an Income Plus for Life – Joint Life® 6.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.

Credit: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, increases the Benefit Base if you defer taking withdrawals during one or more Credit Periods.

Credit Period: The period of time we use to measure the availability of Credits.

Credit Rate: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person’s (youngest Covered Person’s under an Income Plus For Life – Joint Life® 6.11 Rider) age on each Contract Anniversary.

Designated Investment Option: A Subaccount (currently the Bond Trust Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options (currently the Lifestyle PS Series Subaccounts) under the Portfolio Stabilization Process®.

Excess Withdrawal: A withdrawal that exceeds certain limits under the Income Plus For Life® 6.11 Series Riders.

Income Plus For Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the “IPFL 6.11 Rider.”

Income Plus For Life – Joint Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the “IPFL – Joint Life 6.11 Rider.”

Income Plus For Life® 6.11 Series Riders: Both Income Plus For Life® 6.11 Riders – i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11. We also may refer to these Riders as the “IPFL 6.11 Series Riders.”

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Lifetime Income Amount: The annual guaranteed withdrawal amounts under the Riders.

Lifetime Income Date: The date on which the Lifetime Income Amount guarantee begins.

Lifestyle PS Series Subaccounts: The Subaccounts that invest in a specific Lifestyle PS Series Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced PS Series Subaccount, Lifestyle Conservative PS Series Subaccount, Lifestyle Growth PS Series Subaccount and Lifestyle Moderate PS Series Subaccount. We make the Lifestyle PS Series Subaccounts available under a Contract with an IPFL 6.11 Series Rider.

Monthly Anniversary: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.

Portfolio Stabilization Process®: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 6.11 Series Rider. The Portfolio Stabilization Process® determines the amount of Contract Value, if any, that we automatically transfer between the Lifestyle PS Series Subaccounts and a “Designated Investment Option” (currently the Bond Trust Subaccount) at the end of a Business Day.

Reference Value: A value that the Portfolio Stabilization Process® uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect Additional Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

Reference Value Ratio or RV Ratio: The Contract Value on any Business Day divided by the current Reference Value.

Settlement Phase: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.

Step-Up: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, increases the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.

Step-Up Date: A date on which we determine whether a Step-Up could occur.

Target Bond Trust Subaccount Allocation: The target amount required to be maintained in the Designated Investment Option of the Portfolio Stabilization Process® (currently the Bond Trust Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred variable annuity contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. The Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by a Qualified Plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 6.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment (see “Accumulation Period Provisions – Limitations on Additional Purchase Payments” in “V. Description of the Contract”).

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What charges do I pay under the Contract?

The Contracts have an annual Contract fee of $50, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”). Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life® 6.11 Series Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, and which of the following charge structures you selected prior to issuance:

•

Venture® Frontier – the Contract imposes a charge on each withdrawal of Purchase Payments (net of the “free Withdrawal Amount” – see “VII. Charges and Deductions – Withdrawal Charges”) equal to 8%, 7%, 6%, 5%, 4%, 3% and 2% in the years after payment and reducing after year seven to 0%; or

•

Venture® Frontier with Flex Access – this option imposes a withdrawal charge equal to 8%, 7%, 6% and 5% in the years after payment and reducing after year four to 0%, plus an additional asset-based 0.50% distribution charge for the first four Contract Years.

For more information, please see “III. Fee Tables.”

What are my investment choices?

Variable Investment Options. We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”).

We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you selected an Income Plus for Life® 6.11 Series Rider with your Contract.

Contracts with an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:

Lifestyle Balanced PS Series Subaccount

Lifestyle Conservative PS Series Subaccount

Lifestyle Growth PS Series Subaccount

Lifestyle Moderate PS Series Subaccount

Ultra Short Term Bond Trust Subaccount

In addition, we may make automatic transfers of your Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount), in accordance with the Portfolio Stabilization Process® that is a feature of the IPFL 6.11 Series Riders. You cannot directly allocate any of your Contract Value to the Bond Trust Subaccount, but we may transfer your Contract Value between the Lifestyle PS Series Subaccounts you choose and the Bond Trust Subaccount. We describe the Portfolio Stabilization Process® we use to determine when and how much we may transfer under “VI. Optional Benefits.”

If you purchased a Contract with an Income Plus for Life® 6.11 Series Rider, you authorized us to transfer your Contract Value between the Lifestyle PS Series Subaccounts and the Designated Investment Option (currently the Bond Trust Subaccount). Accordingly, your ability to maintain an investment in the Lifestyle PS Series Subaccounts is affected by automatic transfers we may make to and from the Bond Trust Subaccount. An Income Plus For Life® 6.11 Series Rider may not be appropriate if you are primarily interested in maximizing the Contract’s potential for long-term participation in equity securities markets.

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Contracts without an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract without an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:

Core Strategy Trust Subaccount

Lifestyle Balanced MVP Subaccount

Lifestyle Balanced PS Series Subaccount

Lifestyle Conservative MVP Subaccount

Lifestyle Conservative PS Series Subaccount

Lifestyle Growth MVP Subaccount

Lifestyle Growth PS Series Subaccount

Lifestyle Moderate MVP Subaccount

Lifestyle Moderate PS Series Subaccount

Ultra Short Term Bond Trust Subaccount

All Contracts

Before you select Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life® 6.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life® 6.11 Series Rider, even where the Portfolio names are similar (see “IV. General Information about Us, the Separate Accounts and the Portfolios – The Portfolios”). You should review the Portfolio prospectuses for more information.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During Pay-out Period”).

Transfers under Contracts with an Income Plus For Life® 6.11 Series Rider. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life® 6.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process® from time to time. These automatic transfers move your Contract Value between the Lifestyle PS Series Subaccounts you select and the Designated Investment Option (currently the Bond Trust Subaccount) (see “VI. Optional Benefits”).

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How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300, or your entire balance in that Investment Option if less than $300. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® 6.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.

Income Plus For Life® 6.11 Series Riders

The Income Plus For Life® 6.11 Series Riders (or “IPFL 6.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. If it was available in your state, you may have elected to purchase an IPFL 6.11 Series Rider through your financial advisor’s authorized distributor. If we issued you a Contract with an IPFL 6.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 6.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.” If you limit your annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 6.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

•	you make a withdrawal before the Lifetime Income Date, or

•	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. We also reduce the Lifetime Income Amount if your annual Withdrawal Amounts after the Lifetime Income Date exceed the limits specified in the IPFL 6.11 Series Riders. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 6.11 Series Riders”).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments (if not otherwise restricted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 6.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 6.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle PS Series Subaccounts you select and the Designated Investment Option (currently the Bond Trust Subaccount). We only make these automatic transfers to or from the Bond Trust Subaccount under a non-discretionary, systematic mathematical process we call the “Portfolio Stabilization Process®.” We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Bond Trust Subaccount.

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Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased an Income Plus For Life® 6.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or death if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) had already turned age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the Spouse of the decedent and owned the IRA in your own name).

If you elected to purchase an Annual Step-Up Death Benefit Rider and not an IPFL 6.11 Series Rider, you can invest your Contract Value in the Investment Options available under a Contract without an IPFL 6.11 Series Rider. We reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those provided by a Qualified Plan, including an IRA. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should have consulted with a qualified tax advisor regarding the suitability of the Contract.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Frontier Contract. These fees and expenses are more completely described under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay when you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Venture® Frontier Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	8%
Second Year	7%
Third Year	6%
Fourth Year	5%
Fifth Year	4%
Sixth Year	3%
Seventh Year	2%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]

You selected at issue either the Venture® Frontier withdrawal charge schedule or the Venture® Frontier with Flex Access option and, once made, your selection may not be revoked. Note that the Flex Access option also has an asset-based distribution charge (see following table). Please refer to “VII. Charges and Deductions” for more information. The withdrawal charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$50
	Venture® Frontier [2]	Venture® Frontier with Flex Access[2]
		Contract Years 1-4	Contract Years 5+

Annual Separate Account Expenses[3]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[4]	1.00%	1.00%	1.00%
Administration Fee (asset-based)	0.15%	0.15%	0.15%
Distribution Fee (asset-based)[5]	0.00%	0.50%	0.00%
Total Annual Separate Account Expenses[3]	1.15%	1.65%	1.15%
(With No Optional Riders Reflected)
Optional Benefits		Contract Years 1-4	Contract Years 5-7
Fees deducted from Separate Account
Optional Annual Step-Up Death Benefit Fee	0.30%	0.30%	0.30%
Total Annual Separate Account Expenses[6]	1.45%	1.95%	1.45%

[1]	The annual Contract fee is waived if you are registered for electronic delivery of transaction confirmations (see “IX. General Matters – Transaction Confirmations”).
[2]	The asset based charges are assessed differently under each withdrawal charge option. Please refer to “VII. Charges and Deductions” for more information.
[3]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[4]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis.
[5]	If you choose the Flex Access withdrawal charge option, the Distribution Fee is assessed for the first four Contract Years.
[6]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee, Distribution Fee, as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders (You were allowed to select only one of the following. We deduct the fee on an annual basis from Contract Value.)

	IPFL 6.11 Rider[1]	IPFL – Joint Life 6.11 Rider[2]
Maximum Fee	1.50%	1.50%
Current Fee	1.00%	1.00%

[1]

The current charge for the Income Plus For Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we do not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

[2]

The current charge for the Income Plus For Life – Joint Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we do not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture® Frontier with IPFL 6.11 Series Rider		Venture® Frontier without IPFL 6.11 Series Rider
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2014)	Minimum	Maximum	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.84%	0.89%	0.84%	1.01%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Venture® Frontier Contract with the Flex Access option and the optional benefit Riders shown below. Example 2 pertains to a Contract with the Flex Access option and without optional benefit Riders. Example 3 pertains to a Contract the optional benefit Riders shown below. Example 4 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Venture® Frontier with Flex Access Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the Flex Access withdrawal charge schedule option and the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with Income Plus For Life® 6.11 and Annual Step-Up Death Benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,232	$2,066	$2,516	$5,053
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$496	$1,514	$2,516	$5,053

Example 2: Minimum Portfolio operating expenses – Venture® Frontier with Flex Access Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract with the Flex Access withdrawal charge schedule option and no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,041	$1,499	$1,505	$2,929
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$302	$921	$1,505	$2,929

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Example 3: Maximum Portfolio operating expenses – Venture® Frontier Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with Income Plus For Life® 6.11 and Annual Step-Up Death Benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,187	$1,929	$2,706	$4,893
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$446	$1,368	$2,329	$4,893

Example 4: Minimum Portfolio operating expenses – Venture® Frontier Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$995	$1,359	$1,710	$2,758
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$252	$771	$1,310	$2,758

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to the Designated Investment Option (currently the Bond Trust Investment Option), we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, or when we transfer Contract Value to or from the Designated Investment Option (currently the Bond Trust Investment Option), we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account. Similarly, the performance of a Portfolio available under a Contract could differ substantially from that of another Portfolio with a similar name and investment objective that is also available under the Contract.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 6.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process® and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

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Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you additional.

Funds of Funds

The Core Strategy Trust Portfolio and each of the John Hancock Variable Insurance Trust’s “Lifestyle” Portfolios is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust (successor to Bond PS Series) Series II	Seeks income and capital appreciation. The Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Core Strategy Trust Series II	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (cont.)
Lifestyle Balanced MVP Series II	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series Series II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP Series II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Conservative PS Series Series II	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (cont.)
Lifestyle Growth MVP Series II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series Series II	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP Series II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

Lifestyle Moderate PS Series Series II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust Series II

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio normally invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VIII. Federal Tax Matters,” or you may request a copy of the SAI from the Annuities Service Center). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VIII. Federal Tax Matters,” or you may request a copy of the SAI from the Annuities Service Center.

Accumulation Period Provisions

Limitations on Additional Purchase Payments

Restriction on Additional Purchase Payments for Nonqualified Contracts. Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•	(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value (your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates) exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Year or the Age 65 Contract Anniversary.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•

(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for all Qualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value exceeds $1 million at the time of payment or if your total contract value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

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If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become age 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” You should consult with a qualified tax advisor for additional information.

For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

Approval of Additional Purchase Payments through Automatic Payments or Transfers from Financial Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of the Contract, including any GMWB Rider, when made in connection with an automatic payment or transfer program from a bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect on October 12, 2012,

•	no automatic withdrawal program from your Contract is in effect;

•	any GMWB Rider that you may have purchased with your Contract is not in the Settlement Phase; and

•	you have received our approval if any of the conditions below apply.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:

•

you make the payment under a Financial Account Plan and it exceeds the amount authorized on October 12, 2012 to be paid or transferred periodically from the bank account, brokerage account or other account you hold at a similar financial institution, and paid to us as an Additional Purchase Payment; or

•	your total contract value exceeds $1 million at the time of payment, under either a Financial Account Plan or Payroll Plan; or

•	your total contract value is less than $1 million and the Additional Purchase Payment under either a Financial Account Plan or Payroll Plan would cause your total contract value to exceed $1 million.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

•	You and your Spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

•	You purchased a Contract to be used within John Hancock USA’s Individual 401(k) Program.

•	You purchased a new Qualified Contract under an already existing qualified retirement plan AND the plan owned one or more Qualified Contracts issued by us prior to June 1, 2004.

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If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Bond Trust Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Bond Trust Subaccount, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transfers of Contract Value under the IPFL 6.11 Series Riders’ Portfolio Stabilization Process®, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or

•	the transfer of Contract Value is an “automated transaction” scheduled for that Business Day under the Portfolio Stabilization Process®.

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Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program; (b) automatic transfers to or from a Designated Investment Option (currently the Bond Trust Subaccount) under the Portfolio Stabilization Process®; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

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•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Automatic Transfers Under IPFL 6.11 Series Riders

If you purchased a Contract with an IPFL 6.11 Series Rider, we use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to transfer Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount). We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

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The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value will be transferred to or from the Designated Investment Option (currently the Bond Trust Subaccount). The Portfolio Stabilization Process® may result instead in limiting your ability to achieve the desired benefit of the DCA programs. Although we process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	greater redemptions of accumulation units of a particular Investment Option when the unit value is low;

(ii)	greater purchases of accumulation units of a particular Investment Option when the unit value is high; and

(iii)	a different duration, and different amounts, invested in a particular Investment Option than you initially intended.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” and in the SAI.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value is to be transferred to or from the Designated Investment Option (currently the Bond Trust Subaccount). The Portfolio Stabilization Process® is not designed to maintain Contract Value among Investment Options in your indicated percentages. It may result instead in limiting your ability to achieve the desired benefit of the Asset Rebalancing Program.

Although we process a scheduled transaction under the Asset Rebalancing Program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	transfers on a scheduled Asset Rebalancing date that do not match your indicated percentages;

(ii)	transfers to and from a particular Investment Option between scheduled Asset Rebalancing dates; and

(iii)	gains and losses between scheduled Asset Rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI.

You should consult with your financial advisor to assist you in deciding whether the Asset Rebalancing Program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

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Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a withdrawal from a Contract with an IPFL 6.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Bond Trust Subaccount.

When making a withdrawal from a Contract without an IPFL 6.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Option(s) from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Frontier Variable Annuity Contracts that do not have an Income Plus For Life® 6.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals.

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized

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signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

For Contracts without an IPFL 6.11 Series Rider, we administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 6.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

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Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving Spouse (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.

If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will no longer apply, with the following exceptions:

(a)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;

(b)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;

(c)	the change is from one guardian , custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(d)	ownership is transferred to the Owner’s Spouse following the death of the Owner.

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A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. For Contracts with an Income Plus For Life® 6.11 Series Rider, we provide as a default a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under an IPFL 6.11 Series Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive

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only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider. We make additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® 6.11 Series Riders (“IPFL Alternate Annuity Options”). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract’s Maturity Date.

IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with an IPFL 6.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 6.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the IPFL – Joint Life 6.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 6.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with an Income Plus For Life® 6.11 Series Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using

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is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 2.17%.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

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We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

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If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age or Survival

We normally require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

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VI. Optional Benefits

Overview

We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract:

•	the Income Plus For Life® 6.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and

•

the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.

*	We use the term “IPFL 6.11 Series Riders” in the Prospectus to refer to both Income Plus For Life® Riders, i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11.

You could have elected to purchase these Riders only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you may not revoke these optional benefits (unless we increase the Rider fee). When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date, if the current Maturity Date is earlier than the default Maturity Date, or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we provide as a default a fixed Annuity Option as described in “V. Description of the Contract – Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider.”

Features of the IPFL 6.11 Series Riders

Covered Person(s)

The Income Plus For Life® 6.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 6.11) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® 6.11).

Single Life Guarantee. For Income Plus For Life® 6.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.

The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.

Joint Life Guarantee. Income Plus For Life – Joint Life® 6.11 Riders provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, determined at the time you elected the Rider. A Spouse may need to qualify as a “spouse” under state law to be treated as a Covered Person under the Contract.

Availability

You could have elected an IPFL 6.11 Series Rider at the time you purchased a Contract. You may have elected to purchase an Income Plus For Life® 6.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Rider Fee

We charge an additional fee on each Contract Anniversary for the IPFL 6.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

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The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 6.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.

If we increase the Rider fee, you may elect to terminate your IPFL 6.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:

•

that includes your instructions for the reallocation of Contract Value (at your option, including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 6.11 Series Rider; and

•	that we receive in Good Order no later than 30 days after the effective date of the increase.

At the end of the Business Day on which we determine that your written request complies with the above conditions, we will process the following transactions:

•	we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;

•	if applicable, we will transfer your total Contract Value to your new Investment Option allocations; and

•	we will terminate the Rider.

We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process® will not apply to these transactions. Any reallocation will not count against the number of transfers that we allow per Contract Year. Upon Termination the Rider cannot be reinstated.

Restrictions on Additional Purchase Payments

We generally restrict your ability to make Additional Purchase Payments into Contracts with or without an IPFL 6.11 Series Rider (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

IPFL 6.11 Series Riders Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for the IPFL 6.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract, or

•	(for the IPFL – Joint Life 6.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 6.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 6.11 Series Rider’s Benefit Base and/or Benefit Rate. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person turned age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

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Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 6.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).

We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate. We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age
Covered Person’s age during Contract Year of first withdrawal after Lifetime Income Date	IPFL 6.11 Rider	IPFL – Joint Life 6.11 Rider
59 1/2 – 64	4.00%	3.75%
65 and over	5.00%	4.75%

If you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate shown applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 6.11) on the first withdrawal after the Lifetime Income Date.

EXAMPLE: Assume that you purchased a Contract with the IPFL 6.11 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because you turn age 59 1/2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we set your Benefit Rate equal to 4% because you are over age 59 1/2 and under age 65 during the Contract Year of the withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5% because you turn age 65 during the Contract Year of the withdrawal.

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 6.11 Rider, we use lower Benefit Rates than we do under the Income Plus For Life® 6.11 Rider.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 6.11 Series Rider

The Variable Investment Options that we use for Contracts with an IPFL 6.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 6.11 Series Rider.

The Variable Investment Options for Contracts with an IPFL 6.11 Series Rider are:

Variable Investment Options That You May Select		Variable Investment Option That We Use for Automatic Transfers of Contract Value
Subject to automatic transfers of Contract Value:	Not subject to automatic transfers of Contract Value:
Lifestyle Balanced PS Series Subaccount Lifestyle Growth PS Series Subaccount Lifestyle Moderate PS Series Subaccount Lifestyle Conservative PS Series Subaccount*	Ultra Short Term Bond Trust Subaccount* Lifestyle Conservative PS Series Subaccount*	Bond Trust Subaccount

*	Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative PS Series Subaccount and/or the Ultra Short Term Bond Trust Subaccount.

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When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see “IV. General Information about Us, the Separate Accounts and the Portfolios” for more information about each of these Portfolios.

You also may use a Variable Investment Option (other than the Bond Trust Subaccount) as a DCA Source Investment Option under our DCA program. (See “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options into which you may select to allocate your Contract Value.

You should consult with your financial advisor to assist you in determining which available Variable Investment Options are best suited for your financial needs and risk tolerance.

Automatic Transfers. By purchasing an IPFL 6.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle PS Series Subaccounts and the Designated Investment Option (currently the Bond Trust Subaccount). Accordingly, we monitor your Contract Value daily and systematically transfer amounts between the Lifestyle PS Series Subaccounts shown above and the Bond Trust Subaccount. The determination of when, and how much, to transfer is made through a non-discretionary, systematic mathematical process that we call the “Portfolio Stabilization Process®.”

We intend the process to limit your Contract Value’s exposure to equity markets by allocating Contract Value to the Bond Trust Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process® determines when and how much to transfer, if any, from the Lifestyle PS Series Subaccounts to the Bond Trust Subaccount. The Portfolio Stabilization Process® also determines when, and how much, Contract Value to transfer, if any, from the Bond Trust Subaccount to the Lifestyle PS Series Subaccounts. We designed the Portfolio Stabilization Process®, and made it an integral part of the IPFL 6.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle PS Series Subaccounts and the Bond Trust Subaccount. Transfers under the Portfolio Stabilization Process® do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account’s short term trading restriction of two transfers per month. (See “V. Description of the Contract – Transfers You May Make Among Investment Options.”)

Because the Portfolio Stabilization Process® can allocate Contract Value to the Bond Trust Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle PS Series Subaccounts whenever a portion of your Contract Value is invested in the Bond Trust Subaccount. On the other hand, when Contract Value is allocated and retained in the Bond Trust Subaccount, the Portfolio Stabilization Process® has the potential to protect your Contract Value from declining and volatile equity markets.

We provide no assurance:

•	of the amount, if any, and duration of any investment in the Bond Trust Subaccount;

•	that the Portfolio Stabilization Process® will enhance the earnings potential of your Contract or protect your Contract Value from declines in value; or

•	that the amount and/or frequency of Step-Ups will not be affected by the Portfolio Stabilization Process®.

You may not directly allocate Contract Value to the Bond Trust Subaccount. Your Contract refers to the Bond Trust Subaccount as the “Designated Investment Option.” We reserve the right to designate a different Subaccount for automatic transfers of Contract Value. We may change the Designated Investment Option, for example, in the event there is a merger or a substantial change in the investment objectives and strategy of the Bond Trust Portfolio.

Operation of the Portfolio Stabilization Process®

Here’s how the Portfolio Stabilization Process® generally works:

STEP ONE

Determination of Reference Value. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:

•	prior to the Lifetime Income Date, the full amount of Additional Purchase Payments we receive on that Business Day; and

•	on or after the Lifetime Income Date, the excess, if any, of any Additional Purchase Payments we receive on that Business Day over any withdrawal since the later of:

¡	the Lifetime Income Date, or

¡	the date of the most recent Additional Purchase Payment that increased the Reference Value, or

¡	the date of the most recent reduction in the Reference Value.

We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.

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We decrease the Reference Value on any Business Day you take an Excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals prior to the Lifetime Income Date reduce the Reference Value in the same proportion as the entire amount of the withdrawal divided by the Contract Value prior to the withdrawal. Excess Withdrawals after the Lifetime Income Date reduce the Reference Value in the same proportion that the excess portion of the withdrawal reduces the Contract Value remaining after it is first reduced by any portion of the withdrawal attributable to the Lifetime Income Amount. The Reference Value will not be decreased for withdrawals on and after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution Program (see “Withdrawals after the Lifetime Income Date,” below).

The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

STEP TWO

Comparison of Contract Value to Reference Value; Impact of Transactions. We designed the Portfolio Stabilization Process® to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount) based on:

•	the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the “Reference Value Ratio” or “RV Ratio”); or

•	the occurrence of certain transactions that we describe below.

We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Bond Trust Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix C: “Examples of the Portfolio Stabilization Process®”).

The Portfolio Stabilization Process® reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Bond Trust Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process® generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands (“RV Ratio Bands”):

RV Ratio Band	RV Ratio
5	92.5% or more
4	less than 92.5%, but greater than or equal to 90%
3	less than 90%, but greater than or equal to 87.5%
2	less than 87.5%, but greater than or equal to 85%
1	less than 85%, but greater than or equal to 82.5%
0	less than 82.5%

The Portfolio Stabilization Process® will proceed to STEP THREE to determine a possible transfer to or from the Bond Trust Subaccount under the following circumstances:

•	on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process®; or

•	in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days; or

•	if the RV Ratio is less than 82.5% on any Monthly Anniversary; or

•	upon the occurrence of a transaction described below.

Increases in RV Ratio. The Portfolio Stabilization Process® will not proceed to STEP THREE, unless:

•	the RV Ratio increases and remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period); or

•	upon the occurrence of a transaction described below.

At the end of the 5th consecutive Business Day or upon the occurrence of a transaction described below, the Portfolio Stabilization Process® uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Bond Trust Subaccount.

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Examples. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Bond Trust Subaccount. In each example, we assume that:

•	your Contract Value has been allocated to the Lifestyle PS Series Subaccounts;

•	the Portfolio Stabilization Process® previously resulted in a transfer of Contract Value to the Bond Trust Subaccount;

•	there are no transactions, as described in STEP TWO; and

•	there is Contract Value allocated in the Bond Trust Subaccount for each Business Day shown that exceeds the amount required.

EXAMPLE 1 (RV Ratio Band Increases Then Falls): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	3	1

Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Bond Trust Subaccount to any Lifestyle PS Series Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Bond Trust Subaccount from your selected Lifestyle PS Series Subaccounts.

EXAMPLE 2 (RV Ratio Band Increases): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	4	5

In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process® would result in a transfer of Contract Value from the Bond Trust Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.

Once all conditions have been satisfied, the Portfolio Stabilization Process® transfers Contract Value held in the Bond Trust Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle PS Series Subaccounts in which your Contract currently allocates Contract Value. Transfers from your selected Lifestyle PS Series Subaccounts to the Bond Trust Subaccount may occur more frequently than transfers from the Bond Trust Subaccount back to your selected Lifestyle PS Series Subaccounts.

Transactions. We review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:

•	you make an Additional Purchase Payment; or

•	you transfer Contract Value between your selected Variable Investment Options; or

•	a special transfer service (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.

WE PROCEED TO STEP THREE when:

•	at least one of the transactions described in the section above has occurred;

•	the RV Ratio first declines below 92.5%;

•	the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band;

•	the RV Ratio is less than 82.5% on the Monthly Anniversary; or

•	the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

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STEP THREE

Review Allocation of Contract Value. The Portfolio Stabilization Process® reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Bond Trust Subaccount. It does this by:

•	assigning an assumed equity allocation factor (“Assumed Equity Allocation Factor” or “AEAF”) to each of the Lifestyle PS Series Subaccounts that you may select;

•	calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle PS Series Subaccounts; and

•

determining the amount of Contract Value*, if any, (a) to be transferred from the Lifestyle PS Series Subaccounts to the Bond Trust Subaccount; or (b) to be transferred to the Lifestyle PS Series Subaccounts from the Bond Trust Subaccount.

Assumed Equity Allocation Factors under the Portfolio Stabilization Process®. The AEAF for each of the Lifestyle PS Series Subaccounts is a hypothetical value that does not change on a Contract with an IPFL 6.11 Series Rider. The factor is based on the underlying Portfolio’s investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options impacts the overall factor.

The AEAF for each of the Lifestyle PS Series Subaccounts on the date of this Prospectus is:

•	Lifestyle Growth PS Series Subaccount – 70

•	Lifestyle Balanced PS Series Subaccount – 50

•	Lifestyle Moderate PS Series Subaccount – 40

•	Lifestyle Conservative PS Series Subaccount – 20

If your Contract Value is in more than one Lifestyle PS Series Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle PS Series Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond Trust Subaccount or the Ultra Short Term Bond Trust Subaccount.

EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth PS Series Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced PS Series Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short Term Bond Trust Subaccount, only the amounts in the two Lifestyle PS Series Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle PS Series Subaccount, the dollar-weighted AEAF is calculated as ($4,000 × 70) + ($4,000 × 50) ÷ ($4,000 + $4,000) = 60 (i.e., (50% × 70) + (50% × 50), or 60).

We may assign an AEAF to any additional Subaccounts that we may make available.

The Portfolio Stabilization Process® calculates the amount of your Contract Value required to be invested in the Bond Trust Subaccount, if any, on any Business Day based on:

•	the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle PS Series Subaccounts in which your Contract is invested);

•	the RV Ratio; and

•	your entire Contract Value on the date of the calculation.

*

The Portfolio Stabilization Process® uses the term “Target Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Designated Investment Option (currently the Bond Trust Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:

Target Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	Is the minimum of the Contract Value and 80% of the Reference Value
(b)	Is the Reference Value Band multiplied by 2.5% of the Reference Value
(c)	Is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d)	Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond Trust Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF –20)
5 × WAEAF

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The amount of your Contract Value required to be invested in the Bond Trust Subaccount (if any):

•	can differ depending on the Lifestyle PS Series Subaccounts you select;

•	can differ depending on the Contract Value allocated to each of your Investment Options; and

•

can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Bond Trust Subaccount, and changes in the RV Ratio.

The Portfolio Stabilization Process® does not limit the amount of Contract Value that you may allocate to:

•	the Ultra Short Term Bond Trust Subaccount, or

•	the Lifestyle Conservative PS Series Subaccount if that is the only one of the Lifestyle PS Series Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Trust Subaccount lowers any amounts required to be allocated under the Portfolio Stabilization Process® to the Bond Trust Subaccount.

In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, results in a lower percentage of Contract Value that may be maintained in the Lifestyle PS Series Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process® in the SAI, which is available at no cost.

Examples of Permitted Allocations in Lifestyle PS Series Subaccounts. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle PS Series Subaccounts under the Portfolio Stabilization Process®.

EXAMPLE 4 (100% Lifestyle PS Series Subaccount): In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle PS Series Subaccounts. These examples show how the Portfolio Stabilization Process® limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors (“AEAF”) for each of the Lifestyle PS Series Subaccounts.

CURRENT CONTRACT VALUE ALLOCATION:
	Contract A		Contract B		Contract C		Contract D
	100% Lifestyle Growth PS Series Subaccount		100% Lifestyle Balanced PS Series Subaccount		100% Lifestyle Moderate PS Series Subaccount		100% Lifestyle Conservative PS Series Subaccount

	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract A		Contract B		Contract C		Contract D
	Lifestyle Growth PS Series Subaccount		Lifestyle Balanced PS Series Subaccount		Lifestyle Moderate PS Series Subaccount		Lifestyle Conservative PS Series Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	70	100%	50	100%	40	100%	20	100%
4	70	85.7 - 86.1%	50	88.0 - 88.3%	40	90.0 - 90.3%	20	100%
3	70	71.4 - 72.2%	50	76.0 - 76.7%	40	80.0 - 80.6%	20	100%
2	70	57.1 - 58.4%	50	64.0 - 65.0%	40	70.0 - 70.9%	20	100%
1	70	42.9 - 44.5%	50	52.0 - 53.4%	40	60.0 - 61.2%	20	100%
0	70	28.6 - 30.7%	50	40.0 - 41.8%	40	50.0 - 51.5%	20	100%

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.

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EXAMPLE 5 (Multiple Investment Options): In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle PS Series Subaccount under the Portfolio Stabilization Process®.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth PS Series Subaccount		50% Lifestyle Conservative PS Series Subaccount		80% Lifestyle Growth PS Series Subaccount		20% Ultra Short Term Bond Trust Subaccount

	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth PS Series Subaccount		Lifestyle Conservative PS Series Subaccount		Lifestyle Growth PS Series Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	45	50%	45	50%	70	80%	—	—
4	45	44.4 – 44.6%	45	44.4 – 44.6%	70	80%	—	—
3	45	38.9 – 39.2%	45	38.9 – 39.2%	70	72.2 – 73.5%	—	—
2	45	33.3 – 33.8%	45	33.3 – 33.8%	70	61.1 – 62.8%	—	—
1	45	27.8 – 28.4%	45	27.8 – 28.4%	70	50.0 – 52.0%	—	—
0	45	22.2 – 23.1%	45	22.2 – 23.1%	70	38.9 – 41.3%	—	—

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract Value to or from the Ultra Short Term Bond Trust Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Bond Trust Subaccount.

WE PROCEED TO STEP FOUR:

•	when your current Contract Value allocation in the Lifestyle PS Series Subaccounts exceeds the amount permitted under the Portfolio Stabilization Process® (STEP FOUR A); or

•	when your current Contract Value allocation in the Bond Trust Subaccount exceeds the amount required under the Portfolio Stabilization Process® (STEP FOUR B).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Again, the Portfolio Stabilization Process® is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value is transferred between the Lifestyle PS Series Subaccounts you select and the Bond Trust Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Bond Trust Subaccount could occur as a result of:

•	declines in your Contract Value as a result of poor investment performance of the Subaccounts, or

•

withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.

STEP FOUR

A. Transfers from the Lifestyle PS Series Subaccounts to the Bond Trust Subaccount. We are authorized to transfer Contract Value to the Bond Trust Subaccount from all Lifestyle PS Series Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle PS Series Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond Trust Subaccount as described in STEP THREE.

Examples of pro rata transfers from Lifestyle PS Series Subaccounts: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle PS Series Subaccounts on possible transfers under your Contract to the Bond Trust Subaccount. In both examples, we assume:

•	you purchased a Contract with an IPFL 6.11 Series Rider for a one-time Purchase Payment of $100,000;

•	the Reference Value of your Contract is $100,000; and

•	your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.

EXAMPLE 6 (Contract Value Allocated to Lifestyle Growth PS Series Subaccount Only): If your entire Contract Value is allocated to the Lifestyle Growth PS Series Subaccount, the Portfolio Stabilization Process® would result in a transfer to the Bond Trust Subaccount of $12,857 (14.1%) of your Contract Value.

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EXAMPLE 7 (Contract Value Allocated to Lifestyle Growth PS Series Subaccount and Ultra Short Term Bond Trust Subaccount): Assume that 50% of your Contract Value is in the Lifestyle Growth PS Series Subaccount and 50% of your Contract Value is in the Ultra Short Term Bond Trust Subaccount. The Portfolio Stabilization Process® would calculate a reallocation to the Bond Trust Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Trust Subaccount (50% × $91,000, or $45,500) exceeds the target reallocation to the Bond Trust Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth PS Series, the Ultra Short Term Bond Trust and the Bond Trust, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process®. Actual results will differ.

B. Transfers from the Bond Trust Subaccount to the Lifestyle PS Series Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond Trust Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Bond Trust Subaccount could be in excess of the amount required under the Portfolio Stabilization Process®. In that case, we may transfer Contract Value from the Bond Trust Subaccount to all of the Lifestyle PS Series Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle PS Series Subaccount. This could happen in instances involving:

•	favorable investment performance in the Ultra Short Term Bond Trust Subaccount or Bond Trust Subaccount relative to your other selected Investment Options;

•	an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or

•	your transfer of Contract Value from a Lifestyle PS Series Subaccount to the Ultra Short Term Bond Trust Subaccount or to a different Lifestyle PS Series Subaccount with a lower AEAF.

In STEP THREE, the Portfolio Stabilization Process® calculates the total limit on amounts that may be invested in the Lifestyle PS Series Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process® uses the lowest RV Ratio Band during the 5 consecutive Business Days.

C. Transfers from the Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount, and

•	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Bond Trust Subaccount will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Series Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount, and
•	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Bond Trust Subaccount will be transferred automatically to the Lifestyle Conservative PS Series Subaccount.

Additional Information on the Portfolio Stabilization Process®. We provide additional information on the Portfolio Stabilization Process® in the SAI, which is available to you at no charge.

Other Investment Limitations Under an IPFL 6.11 Series Rider

We reserve the right to restrict investments in any Variable Investment Option at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Limitations on Allocations of Additional Purchase Payments. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

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Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an IPFL 6.11 Series Rider.

Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”), up to a maximum Benefit Base of $3 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date, or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. We offer the IPFL 6.11 Series Riders with the following Credit features:

•	Annual Credit Rate:

Age of Youngest Covered Person	Annual Credit Rate
64 and under	5%
65 and over	6%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of: (a) the Benefit Base immediately following the most recent Step-Up or decrease; and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life® 6.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,200 (4% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,400 (4% × $110,000).

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Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on a Credit Rate of 6%, since you turn age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700. The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $5,035 (5% × $100,700).

EXAMPLE (Income Plus For Life – Joint Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 6.11 Rider and the younger Covered Person turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person’s age the applicable Annual Credit Rate is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $3,938 (3.75% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,125 (3.75% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700). The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $4,783 (4.75% × $100,700).

Step-Ups. The IPFL 6.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. The Step-Up Dates in effect when we issued the Rider will remain in effect for as long as your Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $7,500 (6% × $125,000).

Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®. Please see Appendix C: “Impact of Transactions on Portfolio Stabilization Process®” for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®.

Step-Ups may occur only while an IPFL 6.11 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The IPFL 6.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (if allowed and up to specified limits).

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Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

Pro Rata Withdrawals Only. Through your purchase of an IPFL 6.11 Series Rider with the Portfolio Stabilization Process®, you authorized us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Bond Trust Subaccount). Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process®.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date; or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

•

a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process®.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 - $5,625, or $84,375. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process®.

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

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EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal is $104,764 ($110,000 - .0476 × $110,000) and the Lifetime Income Amount is $5,238 (.05 × $104,764).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 6.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See “Settlement Phase” below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process®.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life® 6.11 Series Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process®.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if

47

applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Income Plan”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Life Expectancy Distribution Program on the Portfolio Stabilization Process®.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an IPFL 6.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from an IPFL 6.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The minimum required amount to trigger the Settlement Phase under an IPFL 6.11 Series Rider is a Contract Value that is less than or equal to the greater of:

•	the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or

•	$1,000.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider enters its Settlement Phase and we begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL – Joint Life 6.11) remains alive.

There is no Settlement Phase under an IPFL 6.11 Series Rider if you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

At the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the

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Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 6.11 Series Rider (“IPFL Alternate Annuity Options”). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 6.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Consideration on Annuitization. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

The IPFL 6.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then the IPFL 6.11 Series Rider:

1. Not the Covered Person

•    may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal causes the Contract Value to fall below a minimum required amount.

•    continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.

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If the Deceased Owner is:	Then the IPFL 6.11 Series Rider:

2. The Covered Person	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 6.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 6.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 6.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (see “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 6.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 6.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 6.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 6.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 6.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 6.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

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Termination of Rider

These Riders terminate upon a change in ownership (or assignment) of the Contract unless the new Owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.

You may not terminate an IPFL 6.11 Series Rider once it is in effect (unless we increase the Rider fee – see “Rider Fee” above). However, an IPFL 6.11 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 6.11) the death of the Covered Person;

•	(for IPFL – Joint Life 6.11) the death of the last Covered Person remaining under the Rider;

•	the date a new Rider becomes effective under any exchange program that we may make available;

•	the date the Owner is changed or the Contract is assigned, unless:

¡	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

¡	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

¡	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or

¡	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the assignment is for purposes of a tax qualified exchange; or

•	termination of the Contract.

Note that if you terminate the Rider, you must transfer any Contract Value in the Bond PS Portfolios into the Portfolios available to Contracts without an IPFL 6.11 Series Rider.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Annual Step-Up Death Benefit

If it was available in your state, you may have elected the optional Annual Step-Up Death Benefit. Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. If you purchased this Rider and an IPFL 6.11 Series Rider, you must limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the IPFL Series 6.11 Rider.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

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Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit terminates upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the Maturity Date;

(c)	the date on which the Annual Step-Up Death Benefit is paid; or

(d)	the date the Owner is changed or the Contract is assigned, unless:

(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(iv)	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you purchased your Contract in connection with a Qualified Plan, including an IRA, you should consider the tax effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

An additional fee is imposed for the Annual Step-Up Death Benefit, and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

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VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, and the charge structure you selected. The Contract allowed you to choose one of the following prior to issuance:

•

Venture® Frontier – the Contract imposes a charge on each withdrawal of Purchase Payments (net of the “free Withdrawal Amount” described below) equal to 8%, 7%, 6%, 5%, 4%, 3%, and 2%, in the years after payment and reducing after year seven to 0%; or

•

Venture® Frontier with Flex Access – this option imposes (a) a withdrawal charge equal to 8%, 7%, 6% and 5% in the years after payment and reducing after year four to 0%; and (b) an additional asset-based 0.50% distribution charge for the first four Contract Years.

You selected at issue either the Venture® Frontier charge schedule or the Venture® Frontier with Flex Access option and your selection may not be revoked. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts” described below; (iii) distributions required to satisfy federal income tax minimum distribution requirements with respect to the Contract; or (iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years (Venture® Frontier) or 4 complete Contract Years (Venture® Frontier with Flex Access option). In no event may the total withdrawal charges exceed 8% of the amount invested.

We first allocate a withdrawal to accumulated earnings as described below, next to any “free Withdrawal Amount” in excess of accumulated earnings and finally to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the accumulated earnings, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the accumulated earnings in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments are liquidated.

Upon a full surrender of a Contract, we liquidate the excess of all unliquidated Purchase Payments over the accumulated earnings for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof in excess of the free Withdrawal Amount that is liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the charge structure you selected at issue. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

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Withdrawal Charge1

(as a percentage of Purchase Payments)

John Hancock USA and John Hancock NY

	Venture® Frontier[2]		Venture® Frontier with Flex Access [2]
First Year	8%	First Year	8%
Second Year	7%	Second Year	7%
Third Year	6%	Third Year	6%
Fourth Year	5%	Fourth Year	5%
Fifth Year	4%	Thereafter	0%
Sixth Year	3%
Seventh Year	2%
Thereafter	0%

1	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
2	The Flex Access option also has an asset-based distribution charge. Please see “Asset Based Charges” below.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in all states)

In states where approved, any applicable withdrawal charge will be waived on a withdrawal after the “Benefit Eligibility Date” and prior to the Maturity Date if all of the following apply:

•	the Owner has been confined to an “Eligible Medical Care Facility” for at least 90 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

•	the confinement began after the Contract Date, or after the change to or addition of any Owner for that Owner;

•	confinement was prescribed by a “Physician”;

•	confinement was medically necessary in the judgment of the “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such withdrawal; and

•

the request for a withdrawal and “Due Proof of Confinement” are received by us, in Good Order, during confinement or no later than 90 days after discharge unless it was not reasonably possible to provide proof within this time period and proof is provided as soon as reasonably possible thereafter.

The “Benefit Eligibility Date” is the 12 months after the Contract Date for any Owner at issue of the Contract and 12 months after any change or addition of an Owner for that new Owner.

An “Eligible Medical Care Facility” is a licensed “Nursing Home” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Nursing Home” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; and (c) provides custodial care under the supervision of a registered nurse (R.N.). A “Hospital” is a facility which: (a) is located in the United States or its territories; (b) is licensed as a Hospital by the jurisdiction in which it is located; (c) is supervised by

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a staff of “Physicians”; (d) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (e) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (f) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s family who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Medical Care Facility, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Medical Care Facility.

The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 1.00%.

The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal

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Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Distribution Fee

(Contracts with the Flex Access option only)

If you select the Flex Access withdrawal charge option, we make an additional asset-based charge for the first four Contract Years, as shown in “III. Fee Tables,” to cover our distribution expenses. We deduct a daily charge, at an annual effective rate of 0.50% of the value of each Variable Investment Option, from each corresponding Subaccount to reimburse us for distribution expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though distribution expenses may increase, we guarantee that the amount of the distribution fees will not increase as a result.

Although we charge a Distribution Fee on Contracts with the Flex Access option, we also reduce the rate and time period applicable to withdrawals for such Contracts. The table below illustrates the applicable Distribution Fee and withdrawal charges under the Flex Access option.

Flex Access Annual Separate Account Expenses (as a percentage of average Contract Value)	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Years 5+
Mortality and Expense Risks Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Administration Fee (asset-based)	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution Fee (asset-based)	0.50%	0.50%	0.50%	0.50%	0.00%

Total Annual Separate Account Expenses (With No Optional Riders Reflected)	1.65%	1.65%	1.65%	1.65%	1.15%
Flex Access Withdrawal Charge Schedule	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Years 5-7
	8%	7%	6%	5%	0%

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may reduce or eliminate the amount of withdrawal charges or any administrative charge or other deductions from Purchase Payments for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect to result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•	We consider the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an IPFL 6.11 Series Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the IPFL 6.11 Series Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect an IPFL 6.11Series Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange was tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange was generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may have been more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeded your investment in the Contract, that excess represented gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original contract at the time of the partial exchange, regardless of whether the payment came from the existing contract or from the Contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that purchased the Contract, or entities that are Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax.

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment

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in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Owner and designated Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no

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comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A new Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part nontaxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs.

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Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment,

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termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

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Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan

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sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, or withdrawal, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified

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Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of the distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in

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section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we had entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we had received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and we make no representation that we would enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we did not receive the Required Documentation and you nonetheless directed us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

We do not accept requests for loans under Contracts intended for use with a retirement plan qualified under section 403(b) of the Code, even if permitted under your plan.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

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Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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IX. General Matters

Asset Allocation Services

We are aware that certain third parties offer asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) if any such withdrawals incur a fee under the terms described in this Prospectus, such fees would be separate and in addition to any other fees paid under the Contracts. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract, and “VI. Optional Benefits – Features of Income Plus For Life® 6.11 Series Riders – Withdrawals, Distributions and Settlements” for information about the treatment of withdrawals under Contracts with guaranteed minimum withdrawal benefit Riders.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through select broker-dealers that entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commission or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.50% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.25% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

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Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that are or were made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hoped to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements may not have been offered to all firms, and the terms of such arrangements may differ between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information about the Portfolio Stabilization Process®
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information about the Portfolio Stabilization Process®
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2014 and 2013, and its Separate Accounts’ financial statements for the year ended December 31, 2014 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2014, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

73

Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Venture® Frontier and Venture® Frontier with Flex Access option

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $30,000 = $1,800.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.

•	The total withdrawal charge is $1,800 + $1,400 = $3,200.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $50,000 - $0 = $50,000.

c)	Next we allocate a portion of the Purchase Payments to be liquidated to the excess of the free amount over the accumulated earnings, $5,000.

d)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for the remainder of each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $25,000 = $1,500.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.

•	The total withdrawal charge is $1,500 + $1,400 = $2,900.

Example 3. If you withdraw $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free Withdrawal Amount, we liquidate Purchase Payments equal to $3,000, the excess of the free Withdrawal Amount over the accumulated earnings, but there will not be any withdrawal charge.

c)	When the Contract is surrendered, we calculate the free Withdrawal Amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $47,000 = $2,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $49,000 - $2,000 = $47,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $27,000 = $1,620.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.

•	The total withdrawal charge is $1,620 + $1,400 = $3,020.

A-1

Appendix B: Impact of Transactions on Portfolio Stabilization Process®

The following tables are applicable to Contracts issued with an IPFL 6.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process®. In Table B-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table B-2, we illustrate the impact of various types of withdrawals of Contract Value.

Table B-1. Impact of Additional Purchase Payments, Step-ups and Credits

Type of Transaction	Impact on the Portfolio Stabilization Process®
Additional Purchase Payments:
A) Before Lifetime Income Date	An Additional Purchase Payment increases the Contract Value and the Reference Value on a dollar for dollar basis. The Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the new Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.
B) On and after the Lifetime Income Date	An Additional Purchase Payment increases the Contract Value and may increase the Reference Value. Unlike an Additional Purchase Payment before the Lifetime Income Date, we may offset the Additional Purchase Payment by your withdrawals (see “Portfolio Stabilization Process® – STEP ONE”). In any event, the Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.
Increases in Guaranteed Amounts:
Credit	A Credit increases the Benefit Base and Lifetime Income Amount under an IPFL 6.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.
Step-Up	A Step-Up increases the Benefit Base and Lifetime Income Amount under an IPFL Series 6.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Step-Up does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Table B-2. Impact of Withdrawals

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
From a selected Investment Option	The IPFL 6.11 Series Rider does not permit you to withdraw Contract Value from a specific Investment Option if your Contract Value is allocated to more than one Investment Option.
Pro rata from each Investment Option in which your Contract Value is allocated	Your Contract Value reduces and your Contract’s Reference Value may change depending on the specific type of withdrawal transaction, as described below. The Portfolio Stabilization Process® calculates the ratio of remaining Contract Value to Reference Value (as may be adjusted) to determine if the withdrawal will result in a review of your Contract Value allocation. (See “Portfolio Stabilization Process® – STEP TWO”) Since the withdrawal under your Contract is taken pro rata from each Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Bond Trust Subaccount if the RV Ratio Band declines (See “Portfolio Stabilization Process® – STEP THREE”).
Withdrawals before the Lifetime Income Date	Your withdrawal is an Excess Withdrawal. It reduces the remaining Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
Withdrawals of the Lifetime Income Amount after the Lifetime Income Date	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
Excess Withdrawals after the Lifetime Income Date	Your withdrawal exceeds the Lifetime Income Amount. It reduces the Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
Withdrawals after the Lifetime Income Date under the Income Made Easy Program:
(A) full allowable amount	Same as “Withdrawals of the Lifetime Income Amount after the Lifetime Income Date,” above.
(B) the full allowable amount plus any increases in Contract Value resulting from investment gains at the end of a Contract Year	Your withdrawals during a Contract Year reduce the Contract Value, but not the Reference Value. Your withdrawal of investment gains at the end of a Contract Year reduces the Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the full allowable amount changes the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Your withdrawal of investment gains, if any, at the end of a Contract Year will not change the Reference Value Ratio and will not trigger an automatic transfer.
(C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
(D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount)	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
(E) a specified dollar amount that is less than the full allowable amount	Your withdrawal reduces the Contract Value. Because the specified dollar amount is less than the Lifetime Income Amount, the Reference Value is not reduced. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
Withdrawals under the Life Expectancy Distribution Program: Same as Income Made Easy selections (C) and (D), above.

Appendix C: Examples of the Portfolio Stabilization Process®

The following examples assume four separate Contracts are purchased on the same day. The initial Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.

•	Owner A allocates the entire $100,000 to Lifestyle Growth PS Series Subaccount.

•	Owner B allocates the entire $100,000 to Lifestyle Conservative PS Series Subaccount

•	Owner C allocates $50,000 to Lifestyle Balanced PS Series Subaccount and $50,000 to Lifestyle Conservative PS Series Subaccount.

•	Owner D allocates $90,000 to Lifestyle Growth PS Series Subaccount and $10,000 to Ultra Short Term Bond Trust Subaccount.

The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.

Initial Reference Value, RV Ratio and RV Ratio Band

The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.

Overview. The table below highlights the results illustrated in the examples that follow.

Portfolio Stabilization Process® Result
Type of Transaction	No Transfer	Transfer to Bond Trust Subaccount	Transfer from Bond Trust Subaccount
Monthly Review of Reference Value	1(a), 1(b), 1(c), 1(d)
Decrease in RV Ratio Band	2(b)	2(a), 2(c) , 2(d)
Increase in RV Ratio Band	3(b)		3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is less than 82.5%	4(b)	4(c)	4(a), 4(d)
Withdrawal of Lifetime Income Amount		5(a), 5(d)
Excess Withdrawal	5(b)
Withdrawal Prior to Lifetime Income Date	5(c)
Additional Purchase Payment		6(a), 6(b)	6(c), 6(d)
Owner-directed Transfer between Subaccounts	7(c)	7(b)	7(a), 7(d)

Example 1: Monthly Review of Reference Value

Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.

a)	Assume that the Contract Value on Owner A’s Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.

b)	Assume that the Contract Value on Owner B’s Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.

c)	Assume that the Contract Value on Owner C’s Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.

d)	Assume that the Contract Value on Owner D’s Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

Example 2: Decreases in RV Ratio Band

a)

Assume that the Contract Value of Owner A’s Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth PS Series Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 – the AEAF for the Lifestyle Growth PS Series Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond Trust Subaccount. We transfer this amount from the Lifestyle Growth PS Series Subaccount, leaving a balance of $84,829 in that Subaccount.

b)

Assume that the Contract Value of Owner B’s Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative PS Series Subaccount, so the AEAF is 20 – the AEAF for the Lifestyle Conservative PS Series Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process® calculates that there is no required allocation to the Bond Trust Subaccount. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative PS Series Subaccount, the AEAF of 20 will result in no required allocation to the Bond Trust Subaccount, regardless of the value of the RV Ratio Band.

c)

Assume that the Contract Value of Owner C’s Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced PS Series Subaccount and $48,246 in the Lifestyle Conservative PS Series Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced PS and the Lifestyle Conservative PS Series Subaccounts, so the AEAF is 34.87 ((50 × $47,405 + 20 × $48,246)/$95,651). Based on the Contract Value of $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process® calculates that $7,973 must be allocated to the Bond Trust Subaccount. We transfer the $7,973 proportionally from the Lifestyle Balanced PS and Lifestyle Conservative PS Series Subaccounts. The amount transferred from the Lifestyle Balanced PS Series Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative PS Series Subaccount is $4,022.

d)

Assume that the Contract Value of Owner D’s Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth PS Series Subaccount and $9,611 in the Ultra Short Term Bond Trust Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth PS Series Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond Trust Subaccount. The Portfolio Stabilization Process® proceeds to Step Four. The $9,611 in the Ultra Short Term Bond Trust Subaccount is credited toward the total that must be allocated to the Bond Trust Subaccount, reducing the required transfer amount to $4,077, which we transfer from the Lifestyle Growth PS Series Subaccount.

Example 3: Increases in RV Ratio Band

After Contract Value has been transferred to the Bond Trust Subaccount, the Portfolio Stabilization Process® will transfer Contract Value back to the Lifestyle PS Series Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.

a)

Assume that the RV Ratio Band for Owner A’s Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth PS Series Subaccount and $26,736 in the Bond Trust Subaccount). The Lifestyle Growth PS Series Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond Trust Subaccount. Since $26,736 is already in the Bond Trust Subaccount, we transfer the excess amount of $12,957 from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount.

b)	Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Series Subaccount, there is no impact from an increase in the RV Ratio Band.

c)

Assume that the RV Ratio Band for Owner C’s Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process® proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced PS Series Subaccount, $44,323 in the Lifestyle Conservative PS Series Subaccount, and $7,865 in the Bond Trust Subaccount). The dollar-weighted AEAF is 35.04 ((50 × $44,559 + 20 × $44,323)/($44,559 + $44,323)). Based on the RV

Ratio Band of 5, the Portfolio Stabilization Process® does not require any transfer to the Bond Trust Subaccount. Since $7,865 is already in the Bond Trust Subaccount, we transfer the $7,865 from the Bond Trust Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative PS Series Subaccounts. The amount transferred to the Lifestyle Balanced PS Series Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative PS Series Subaccount is $3,922.

d)

Assume that the RV Ratio Band for Owner D’s Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth PS Series Subaccount, $9,467 in the Ultra Short Term Bond Trust Subaccount and $16,941 in the Bond Trust Subaccount). 100% of the Contract Value in the Lifestyle PS Series Subaccounts is in the Lifestyle Growth PS Series Subaccount, so the AEAF is 70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond Trust Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Trust Subaccount and $16,941 is allocated to the Bond Trust Subaccount, we transfer the excess amount of $12,720 ($9,467 + $16,941 - $13,688) from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount. The Portfolio Stabilization Process® does not transfer money from the Ultra Short Term Bond Trust Subaccount.

Example 4: RV Ratio is less than 82.5%

a)

Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A’s Contract. $61,238 is in the Bond Trust Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth PS Series Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Bond Trust Subaccount decreases to $58,070 while the portion in the Lifestyle Growth PS Series Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $57,175 to be allocated to the Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we will transfer $895 from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount.

b)

Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Series Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process® will determine that there is no required allocation to the Bond Trust Subaccount.

c)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C’s Contract. $34,389 is in the Bond Trust Subaccount, $23,779 in the Lifestyle Balanced PS Series Subaccount and $26,773 in the Lifestyle Conservative PS Series Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Bond Trust Subaccount decreases to $33,068, the portion in the Lifestyle Balanced PS Series Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative PS Series Subaccount decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process® requires $33,880 to be allocated to the Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we transfer $812 to the Bond Trust Subaccount proportionally from the Lifestyle Moderate PS and Lifestyle Conservative PS Series Subaccounts ($383 from the Lifestyle Moderate PS Series Subaccount and $430 from the Lifestyle Conservative PS Series Subaccount).

d)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D’s Contract. $51,870 is in the Bond Trust Subaccount, $25,694 in the Lifestyle Growth PS Series Subaccount and $8,965 in the Ultra Short Term Bond Trust Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Bond Trust Subaccount increases to $52,694, the portion in the Lifestyle Growth PS Series Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Trust Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $60,835 to be allocated to the Bond Trust Subaccount. As described in Step Four, the Portfolio Stabilization Process® will determine that the $9,008 already in the Ultra Short Term Bond Trust Subaccount reduces the required allocation to the Bond Trust Subaccount to $51,827. Therefore, we transfer $867 from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount since there is an excess in the Bond Trust Subaccount.

Example 5: Withdrawals

a)

Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth PS Series Subaccount and $26,910 in the Bond Trust Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Lifestyle Growth PS and Bond Trust Subaccounts. The balance in the Lifestyle Growth PS Series Subaccount following the withdrawal is $64,770 ($68,358 - $5,000 × $68,358/$95,268). The balance in the Bond Trust Subaccount is $25,497 ($26,910 - $5,000 × $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now 84.23% ($90,268/$107,166). The RV

Ratio Band is 1. Based on the Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,521 to be allocated to the Bond Trust Subaccount, and therefore we transfer $25,024 from the Lifestyle Growth PS Series Subaccount to the Bond Trust Subaccount.

b)	Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative PS Series Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 - $5,000/$93,723 × $101,961). The RV Ratio is now 91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond Trust Subaccount.

c)

Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced PS Series Subaccount, $45,946 in the Lifestyle Conservative PS Series Subaccount, and $7,776 in the Bond Trust Subaccount), the Reference Value is $103,878 and the RV Ratio Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the Portfolio Stabilization Process® does not proceed to Step Three.

d)

Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth PS Series Subaccount, $9,665 in the Ultra Short Term Bond Trust Subaccount and $29,605 in the Bond Trust Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth PS Series, Ultra Short Term Bond and Bond Trust Subaccounts. The balance in the Lifestyle Growth PS Series Subaccount following the withdrawal is $51,766 ($64,676 - $5,000 × $64,676/$93,947). The balance in the Ultra Short Term Bond Trust Subaccount is $9,150 ($9,665 - $5,000 × $9,665/$93,947). The balance in the Bond Trust Subaccount is $28,030 ($29,605 - $5,000 × $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,189 to be allocated to the Bond Trust Subaccount. The $9,150 in the Ultra Short Term Bond Trust Subaccount is credited toward that amount, reducing it to $41,038. Therefore we transfer $13,009 ($41,038 - $28,030) from the Lifestyle Growth PS Series Subaccount to the Bond Trust Subaccount.

Example 6: Additional Purchase Payments

a)

Assume Owner A makes an Additional Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth PS Series Subaccount and $51,159 in the Bond Trust Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth PS Series Subaccount and $51,159 in the Bond Trust Subaccount). The Reference Value increases by $5,000 – the excess of the Additional Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $52,878 to be allocated to the Bond Trust Subaccount. Therefore we transfer $1,720 from the Lifestyle Growth PS Series Subaccount to the Bond Trust Subaccount. In this example, although the RV Ratio Band increases as a result of the Additional Purchase Payment, a transfer to the Bond Trust Subaccount is required because the entire Additional Purchase Payment went into the Lifestyle Growth PS Series Subaccount.

b)

Assume Owner B makes an Additional Purchase Payment of $10,000 allocated to the Lifestyle Moderate PS Series Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative PS Series Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative PS Series Subaccount and $10,000 in the Lifestyle Moderate PS Series Subaccount). The Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The dollar-weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative PS and Lifestyle Moderate PS Series Subaccounts, and is 22.03 ((20 × $88,387 + 40 × $10,000)/$98,387). Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process® requires $1,769 to be allocated to the Bond Trust Subaccount. Therefore we transfer $1,769 proportionally from the Lifestyle Conservative PS and the Lifestyle Moderate PS Series Subaccounts to the Bond Trust Subaccount. The amount transferred from the Lifestyle Conservative PS Series Subaccount is $1,589 ($1,769 × $88,387/$98,387) and the amount transferred from the Lifestyle Moderate PS Series Subaccount is $180 ($1,769 × $10,000/$98,387).

c)

Assume Owner C makes an Additional Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced PS Series Subaccount and 50% to the Lifestyle Conservative PS Series Subaccount. The Contract Value prior to the Additional

Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced PS Series Subaccount, $43,748 in the Lifestyle Conservative PS Series Subaccount and $7,380 in the Bond Trust Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829 in the Lifestyle Balanced PS Series Subaccount, $48,748 in the Lifestyle Conservative PS Series Subaccount and $7,380 in the Bond Trust Subaccount). Next, the Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and the RV Ratio Band is 5. The dollar-weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced PS and Lifestyle Conservative PS Series Subaccounts, is 34.37 ((50 × $44,829 + 20 × $48,748)/($44,829 + $48,748)). Based on the RV Ratio Band of 5 the Portfolio Stabilization Process® does not require any amount to be allocated to the Bond Trust Subaccount. We proceed to Step Four and transfer the $7,380 from the Bond Trust Subaccount proportionally to the Lifestyle Balanced PS and the Lifestyle Conservative PS Series Subaccounts. The amount transferred to the Lifestyle Balanced PS Series Subaccount is $3,536 ($7,380 × $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative PS Series Subaccount is $3,845 ($7,380 × $48,748/($44,829 + $48,748)).

d)

Assume Owner D makes an Additional Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth PS Series Subaccount and 10% to the Ultra Short Term Bond Trust Subaccount. The Contract Value prior to the Additional Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth PS Series Subaccount, $9,214 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Bond Trust Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth PS Series Subaccount, $9,714 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Bond Trust Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 Additional Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar-weighted AEAF is equal to the AEAF for the Lifestyle Growth PS Series Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond Trust Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Trust Subaccount and the Bond Trust Subaccount is $50,818. Therefore we transfer the excess allocation of $24,202 ($50,818 - $26,615) from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount.

Example 7: Transfers

a)

Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth PS Series Subaccount and $52,368 in the Bond Trust Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth PS Series Subaccount to the Lifestyle Balanced PS Series Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process® requires $44,418 to be allocated to the Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $7,950 from the Bond Trust Subaccount to the Lifestyle Balanced PS Series Subaccount.

b)

Assume that two days after the Additional Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative PS Series Subaccount, $9,961 in the Lifestyle Moderate PS Series Subaccount, and $1,770 in the Bond Trust Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative PS Series Subaccount to the Lifestyle Moderate PS Series Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 × $29,961 + 20 × $65,509)/($29,961 + $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process® requires $4,580 to be allocated to the Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $2,810 proportionally from the Lifestyle Moderate PS Series Subaccount and the Lifestyle Conservative PS Series Subaccount to the Bond Trust Subaccount.

c)	Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced PS Series Subaccount and $52,576 in the Lifestyle Conservative PS Series Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate PS Series Subaccount to the Lifestyle Conservative PS Series Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond Trust Subaccount.

d)

Assume that two days after the Additional Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth PS Series Subaccount, $9,763 in the Ultra Short Term Bond Trust Subaccount, and $16,960 in the Bond Trust Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth PS Series Subaccount to the Ultra Short Term Bond Trust Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond Trust Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Trust Subaccount is now $29,763, which exceeds the required allocation. We transfer the $16,960 balance in the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount. No portion of the Ultra Short Term Bond Trust Subaccount will be transferred.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® Frontier Contracts with no optional benefit Riders; and

•	Venture® Frontier Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Frontier

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture Frontier Variable Annuity

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Bond PS (merged into Bond Trust eff 11-07-14) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.259	13.259	12.694	12.500	—	—	—	—	—	—
Value at End of Year	—	13.259	13.259	12.694	—	—	—	—	—	—
No. of Units	—	—	31	2,082	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.200	13.200	12.675	12.500	—	—	—	—	—	—
Value at End of Year	—	13.200	13.200	12.675	—	—	—	—	—	—
No. of Units	—	—	—	2,044	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	13.100	13.100	12.662	12.500	—	—	—	—	—	—
Value at End of Year	—	13.100	13.100	12.662	—	—	—	—	—	—
No. of Units	—	—	6,034	—	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	13.100	13.100	12.642	12.500	—	—	—	—	—	—
Value at End of Year	—	13.100	13.100	12.642	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Bond Trust - Series II Shares (units first credited 11-07-2014)
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.024	—	—	—	—	—	—	—	—	—
No. of Units	18,265	—	—	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	14.730	14.730	13.340	13.682	—	—	—	—	—	—
Value at End of Year	14.730	14.730	14.730	13.340	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.396	13.396	12.169	12.500	—	—	—	—	—	—
Value at End of Year	13.396	13.396	13.396	12.169	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	21.072	19.035	17.326	17.816	—	—	—	—	—	—
Value at End of Year	21.562	21.072	19.035	17.326	—	—	—	—	—	—
No. of Units	9,111	9,114	9,116	9,119	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	19.740	19.740	18.021	18.559	—	—	—	—	—	—
Value at End of Year	19.740	19.740	19.740	18.021	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	14.851	13.332	12.201	12.500	—	—	—	—	—	—
Value at End of Year	15.524	14.851	13.332	12.201	—	—	—	—	—	—
No. of Units	72,260	77,763	89,973	87,728	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.740	13.272	12.182	12.500	—	—	—	—	—	—
Value at End of Year	15.361	14.740	13.272	12.182	—	—	—	—	—	—
No. of Units	51,202	51,709	51,237	39,877	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	14.666	13.231	12.170	12.500	—	—	—	—	—	—
Value at End of Year	15.254	14.666	13.231	12.170	—	—	—	—	—	—
No. of Units	4,234	3,485	3,678	3,142	—	—	—	—	—	—

Venture Frontier

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	14.555	13.171	12.151	12.500	—	—	—	—	—	—
Value at End of Year	15.094	14.555	13.171	12.151	—	—	—	—	—	—
No. of Units	4,284	7,931	7,534	10,005	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	16.252	16.252	15.185	15.104	—	—	—	—	—	—
Value at End of Year	16.252	16.252	16.252	15.185	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.389	13.389	12.548	12.500	—	—	—	—	—	—
Value at End of Year	13.389	13.389	13.389	12.548	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	19.249	18.872	17.723	17.673	—	—	—	—	—	—
Value at End of Year	19.850	19.249	18.872	17.723	—	—	—	—	—	—
No. of Units	1,319	1,322	707	57	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	17.728	17.728	16.699	16.676	—	—	—	—	—	—
Value at End of Year	17.728	17.728	17.728	16.699	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.698	13.341	12.551	12.500	—	—	—	—	—	—
Value at End of Year	14.274	13.698	13.341	12.551	—	—	—	—	—	—
No. of Units	34,155	39,227	56,640	40,193	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.595	13.281	12.532	12.500	—	—	—	—	—	—
Value at End of Year	14.124	13.595	13.281	12.532	—	—	—	—	—	—
No. of Units	15,717	39,763	40,175	8,734	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	13.527	13.240	12.519	12.500	—	—	—	—	—	—
Value at End of Year	14.026	13.527	13.240	12.519	—	—	—	—	—	—
No. of Units	15,807	15,973	16,140	17,388	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	13.180	13.180	12.500	12.500	—	—	—	—	—	—
Value at End of Year	13.180	13.180	13.180	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.945	13.945	12.420	12.990	—	—	—	—	—	—
Value at End of Year	13.945	13.945	13.945	12.420	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.358	13.358	11.933	12.500	—	—	—	—	—	—
Value at End of Year	13.358	13.358	13.358	11.933	—	—	—	—	—	—
No. of Units	—	—	—	4,188	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	18.515	18.515	16.573	18.378	—	—	—	—	—	—
Value at End of Year	18.515	18.515	18.515	16.573	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	20.397	20.397	18.313	19.232	—	—	—	—	—	—
Value at End of Year	20.397	20.397	20.397	18.313	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Frontier

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Growth PS Series - Series II Shares (units first credited 6-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	15.639	13.309	11.974	12.500	—	—	—	—	—	—
Value at End of Year	16.370	15.639	13.309	11.974	—	—	—	—	—	—
No. of Units	151,825	127,427	93,278	92,024	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.521	13.249	11.955	12.500	—	—	—	—	—	—
Value at End of Year	16.198	15.521	13.249	11.955	—	—	—	—	—	—
No. of Units	145,615	127,104	118,222	134,478	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	15.443	13.209	11.943	12.500	—	—	—	—	—	—
Value at End of Year	16.085	15.443	13.209	11.943	—	—	—	—	—	—
No. of Units	5,897	5,970	5,371	5,458	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	15.327	13.149	11.925	12.500	—	—	—	—	—	—
Value at End of Year	15.916	15.327	13.149	11.925	—	—	—	—	—	—
No. of Units	17,640	32,658	31,027	41,201	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	15.495	15.495	14.185	14.356	—	—	—	—	—	—
Value at End of Year	15.495	15.495	15.495	14.185	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.430	13.430	12.332	12.500	—	—	—	—	—	—
Value at End of Year	13.430	13.430	13.430	12.332	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	18.922	18.922	17.410	17.665	—	—	—	—	—	—
Value at End of Year	18.922	18.922	18.922	17.410	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	18.633	18.633	17.196	17.474	—	—	—	—	—	—
Value at End of Year	18.633	18.633	18.633	17.196	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	14.581	13.394	12.368	12.500	—	—	—	—	—	—
Value at End of Year	15.223	14.581	13.394	12.368	—	—	—	—	—	—
No. of Units	78,057	79,015	82,378	77,678	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.471	13.333	12.349	12.500	—	—	—	—	—	—
Value at End of Year	15.063	14.471	13.333	12.349	—	—	—	—	—	—
No. of Units	48,712	49,203	61,791	46,831	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	14.399	13.293	12.337	12.500	—	—	—	—	—	—
Value at End of Year	14.958	14.399	13.293	12.337	—	—	—	—	—	—
No. of Units	766	775	784	246	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	13.233	13.233	12.318	12.500	—	—	—	—	—	—
Value at End of Year	13.233	13.233	13.233	12.318	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Money Market Trust (available to Contracts issued in California Only and Only during the Right to Review Period) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.652	12.652	12.798	12.864	—	—	—	—	—	—
Value at End of Year	12.652	12.652	12.652	12.798	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.238	12.238	12.417	12.500	—	—	—	—	—	—
Value at End of Year	12.238	12.238	12.238	12.417	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Frontier

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with Flex Access
Value at Start of Year	12.055	12.055	12.255	12.350	—	—	—	—	—	—
Value at End of Year	12.055	12.055	12.055	12.255	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	11.831	11.831	12.065	12.176	—	—	—	—	—	—
Value at End of Year	11.831	11.831	11.831	12.065	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.011	12.183	12.279	12.381	—	—	—	—	—	—
Value at End of Year	11.838	12.011	12.183	12.279	—	—	—	—	—	—
No. of Units	13,922	37,268	53,638	59,891	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.035	12.244	12.378	12.500	—	—	—	—	—	—
Value at End of Year	11.826	12.035	12.244	12.378	—	—	—	—	—	—
No. of Units	3,759	3,657	6,569	35,507	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	12.036	12.036	12.193	12.325	—	—	—	—	—	—
Value at End of Year	12.036	12.036	12.036	12.193	—	—	—	—	—	—
No. of Units	—	—	985	1,975	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	11.949	11.949	12.141	12.292	—	—	—	—	—	—
Value at End of Year	11.949	11.949	11.949	12.141	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

To obtain a Venture® Frontier Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Frontier SAI

John Hancock Annuities Service Center

Post Office Box 9505

Portsmouth, NH 03802-9505

For contracts issued in the State of New York:

Venture® Frontier NY SAI

John Hancock Annuities Service Center

Post Office Box 9506

Portsmouth, NH 03802-9506

cut along dotted line

Please send me a Venture® Frontier Variable Annuity Statement of Additional Information dated April 27, 2015, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 27, 2015

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except the state of New York as follows:

Prospectuses Issued by John Hancock USA

(to be read with this Statement of Additional Information)

Venture® Frontier

Venture® 4 Series Variable Annuity

Venture® 7 Series Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address Post Office Box 55444 Boston, MA 02205-5444 www.jhannuities.com

Venture® 4&7 Series and Frontier JHUSA SEP ACCT H SAI 04/15

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General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website listed below no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

—	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
—	semimonthly commission statements;
—	monthly summaries of agent production and daily transaction reports;
—	semiannual statements for Contract Owners; and
—	annual Contract Owner tax reports.

We pay CSC a fixed cost of $3.46 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2014, 2013, and 2012 were $284,122,028, $290,380,853, and $309,982,088, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing

2

payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2014) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR

AG Network - SagePoint, Financial Inc.

AG Network - FSC Securities Corporation

AG Network - Royal Alliance Associates, Inc.

Edward Jones Co., L.P.

LPL Financial Corp.

Morgan Stanley Smith Barney Network

UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments.

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments.

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

3

Other Payments.

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information about the Portfolio Stabilization Process®

Please read the applicable Prospectus for Venture® Frontier Variable Annuity, Venture® 4 Series Variable Annuity or Venture® 7 Series Variable Annuity Contracts for general information on Contracts issued with an IPFL 6.11 Series Rider. We provide additional information in this section about the Portfolio Stabilization Process® we use to monitor Contract Value and to make automatic transfers between the Lifestyle PS Subaccounts and the Bond Trust Subaccount.

Determination of Reference Value under STEP ONE of the Portfolio Stabilization Process®

Contract Inception

The initial Reference Value is equal to the Contract Value on the Contract Date.

Determination of Monthly Anniversary Dates

The Reference Value will be adjusted on each Monthly Anniversary to equal the greater of (a) the current Reference Value or (b) the Contract Value on that day.

Adjustments for Additional Purchase Payments

Additional Purchase Payments that we accept on any Business Day prior to the Lifetime Income Date increase the Reference Value by the amount of the Additional Purchase Payment.

Additional Purchase Payments that we accept on any Business Day coincident with or after the Lifetime Income Date increase the Reference Value by the excess, if any, of the Additional Payment over any withdrawal since the later of:

(a)	the Lifetime Income Date, or
(b)	the later of:
(i)	the date of an Additional Purchase Payment that increased the Reference Value, or
(ii)	the date of a reduction in the Reference Value.

Adjustments for Excess Withdrawals

The Reference Value will not be adjusted for withdrawals that are less than or equal to the Lifetime Income Amount.

Excess Withdrawals, including all withdrawals prior to the Lifetime Income Date, will reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

As an example, assume that you own a Contract with an IPFL 6.11 Series Rider on a Business Day, where:

—	the Business Day is after the Lifetime Income Date,
—	no withdrawal charges apply,
—	the Contract Value is $100,000,
—	the Lifetime Income Amount is $5,000,
—	the Reference Value is $120,000, and
—	you withdraw $15,000.

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Under these assumptions, the Portfolio Stabilization Process® will adjust the Reference Value as follows:

—	the Excess Withdrawal amount is $15,000 - $5,000, or $10,000,
—	the Contract Value immediately before the Excess Withdrawal is $100,000 - $5,000, or $95,000,
—	the Contract Value immediately after the Excess Withdrawal is $95,000 - $10,000, or $85,000, and
—	the adjusted Reference Value is ($120,000 × ($85,000 / $95,000)), or $107,368.

Review of Contract Value Allocation under STEP TWO of the Portfolio Stabilization Process®

The Portfolio Stabilization Process® uses the term “Target Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond Trust Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:

Target Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	is the minimum of the Contract Value and 80% of the Reference Value
(b)	is the Reference Value Band multiplied by 2.5% of Reference Value
(c)	is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d)	is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond Trust Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF

Automatic Transfers under STEP THREE of the Portfolio Stabilization Process®

Whenever a Target Bond Trust Subaccount Allocation is calculated, the Portfolio Stabilization Process® will compare that amount to the combined Contract Value in the Bond Trust Subaccount and the Ultra Short Term Bond Trust Subaccount (the “Combined Contract PS Value”).

A. Transfers from the Lifestyle PS Subaccounts. If there is an excess of the Target Bond Trust Subaccount Allocation over the Combined Contract PS Value, the excess will be transferred automatically from the Lifestyle PS Subaccounts with current Contract Value to the Bond Trust Subaccount. The excess will be transferred on a pro-rata basis from the Lifestyle PS Subaccounts, based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

B. Transfers from the Bond Trust Subaccount to the Lifestyle PS Subaccounts. The Portfolio Stabilization Process® will result in a transfer to the Lifestyle PS Subaccounts if:

—	the Combined Contract PS Value exceeds the Target Bond Trust Subaccount Allocation, and
—	some or all of your Contract Value is currently allocated to the Bond Trust Subaccount and any of the Lifestyle PS Subaccounts.

In such an event, your Contract Value allocated to the Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically from the Bond Trust Subaccount to the Lifestyle PS Subaccounts. The transfer will be on a pro-rata basis into the Lifestyle PS Subaccounts based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

C. Transfers from the Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount if:

—	the Combined Contract PS Value exceeds the Target Bond Trust Subaccount Allocation, and
—	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount, and
—	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Subaccount if:

—	the Combined Contract PS Value exceeds the Target Bond Trust Subaccount Allocation, and
—	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount, and
—	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

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In such an event, your Contract Value allocated to the Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Lifestyle Conservative PS Subaccount.

Processing Transactions Before Performing the Portfolio Stabilization Process®

At the end of each Business Day, we will perform the Portfolio Stabilization Process® after we process any other transactions under your Contract for that Business Day. The other transactions include any requests for withdrawals, transfers or other Contract benefits received before the end of that Business Day, Additional Purchase Payments received on that Business Day, and any Step-Ups, Credits, deduction of Contract fees and charges or other automated transactions scheduled for that Business Day.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

—	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
—	earnings on those contributions; and
—	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and

Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

—	termination of employment in all Texas public institutions of higher education;
—	retirement;
—	death; or
—	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

6

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

—	the Separate Account; or
—	the ability of the principal underwriter to perform its contract with the Separate Account; or
—	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

7

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period December 31, 2014 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 25, 2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$49,226	$47,948
Stocks:
Preferred stocks	26	33
Common stocks	477	343
Investments in affiliates	2,911	2,866
Mortgage loans on real estate	11,519	12,221
Real estate:
Company occupied	300	305
Investment properties	5,203	5,304
Cash, cash equivalents and short-term investments	7,702	4,749
Policy loans	5,039	5,189
Derivatives	10,458	5,709
Receivable for collateral on derivatives	400	-
Receivable for securities	10	19
Other invested assets	5,978	5,275

Total cash and invested assets	99,249	89,961
Investment income due and accrued	887	892
Premiums due and deferred	388	410
Amounts recoverable from reinsurers	196	172
Funds held by or deposited with reinsured companies	1,958	1,984
Other reinsurance receivable	439	666
Amounts due from affiliates	247	358
Other assets	2,364	1,887
Assets held in separate accounts	140,164	142,766

Total admitted assets	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,184	$67,065
Policyholders’ and beneficiaries funds	3,834	3,919
Consumer notes	411	644
Dividends payable to policyholders	574	585
Policy benefits in process of payment	556	547
Other amount payable on reinsurance	1,039	443
Other policy obligations	78	77

Total policy and contract obligations	75,676	73,280
Payable to parent and affiliates	3,073	1,713
Transfers to (from) separate account, net	(1,390)	(1,368)
Asset valuation reserve	1,927	1,374
Reinsurance in unauthorized companies	3	6
Funds withheld from unauthorized reinsurers	8,873	6,681
Interest maintenance reserve	1,745	1,790
Current federal income taxes payable	-	215
Net deferred tax liability	456	204
Derivatives	5,229	4,046
Payables for collateral on derivatives	2,939	734
Payables for securities	26	111
Other general account obligations	1,843	1,735
Obligations related to separate accounts	140,164	142,766

Total liabilities	240,564	233,287

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2014 and 2013)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2014 and 2013)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,137	1,618

Total capital and surplus	5,328	5,809

Total liabilities and capital and surplus	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$12,738	$12,882	$7,554
Consideration for supplementary contracts with life contingencies	183	266	342
Net investment income	4,297	4,551	4,221
Amortization of interest maintenance reserve	176	183	180
Commissions and expense allowance on reinsurance ceded	817	1,224	749
Reserve adjustment on reinsurance ceded	(10,652)	(9,775)	(8,936)
Separate account administrative and contract fees	1,841	1,848	1,815
Other revenue	467	188	201

Total premiums and other revenues	9,867	11,367	6,126

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,064	7,710	6,728
Annuity benefits	1,733	1,784	1,602
Disability and long-term care benefits	584	542	514
Interest and adjustments on policy or deposit-type funds	125	132	123
Payments on supplementary contracts with life contingencies	170	159	137
Increase (decrease) in life and long-term care reserves	2,161	1,017	(3,915)

Total benefits paid or provided	13,837	11,344	5,189

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,203	1,360	1,323
General expenses	972	1,092	1,088
Insurance taxes, licenses and fees	138	150	151
Net transfers to (from) separate accounts	(8,229)	(6,388)	(3,608)
Investment income ceded	4,954	(1,356)	851
Other deductions	21	14	40

Total insurance expenses and other deductions	(941)	(5,128)	(155)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(3,029)	5,151	1,092
Dividends to policyholders	77	81	57

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(3,106)	5,070	1,035
Federal income tax expense (benefit)	(716)	262	(752)

Income (loss) from operations before net realized capital gains (losses)	(2,390)	4,808	1,787

Net realized capital gains (losses)	(74)	(1,793)	(1,566)

Net income (loss)	$(2,464)	$3,015	$221

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$5	$3,196	$989	$781	$4,971
Net income (loss)				221	221
Change in net unrealized capital gains (losses)				698	698
Change in net deferred income tax				71	71
Decrease (increase) in non-admitted assets				10	10
Change in liability for reinsurance in unauthorized reinsurance				2	2
Decrease (increase) in asset valuation reserves				130	130
Change in surplus as a result of reinsurance				(240)	(240)
Other adjustments, net			1	(70)	(69)

Balances at December 31, 2012	5	3,196	990	1,603	5,794

Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	$5	$3,196	$990	$1,137	$5,328

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$12,924	$13,205	$13,046
Net investment income received	4,399	4,635	4,402
Separate account fees	1,841	1,848	1,815
Commissions and expenses allowance on reinsurance ceded	817	1,224	962
Miscellaneous income	450	(172)	6
Benefits and losses paid	(21,960)	(20,462)	(18,213)
Net transfers from (to) separate accounts	8,206	6,493	3,587
Commissions and expenses (paid) recovered	(7,147)	(1,572)	(3,637)
Dividends paid to policyholders	(89)	(91)	(180)
Federal and foreign income and capital gain taxes (paid) recovered	(382)	(1,195)	477

Net cash provided by (used in) operating activities	(941)	3,913	2,265

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,471	19,130	16,404
Stocks	130	149	122
Mortgage loans on real estate	1,789	1,660	1,514
Real estate	1,053	22	17
Other invested assets	941	498	575
Miscellaneous proceeds	3	(2)	2

Total investment proceeds	24,387	21,457	18,634

Cost of investments acquired:
Bonds	21,430	17,853	16,178
Stocks	234	78	195
Mortgage loans on real estate	1,088	1,813	1,644
Real estate	539	743	859
Other invested assets	1,281	882	1,223
Derivatives	739	1,916	1,399

Total cost of investments acquired	25,311	23,285	21,498
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(1,729)	1,197	(631)
Net increase (decrease) in policy loans	(150)	140	34

Net cash provided by (used in) investment activities	955	(3,165)	(2,267)

Financing and miscellaneous activities
Borrowed funds	(232)	(48)	(19)
Net deposits (withdrawals) on deposit-type contracts	(85)	(134)	20
Dividend paid to Parent	(500)	(300)	-
Repurchase agreements	-	(437)	-
Other cash provided (applied)	3,756	14	976

Net cash provided by (used in) financing and miscellaneous activities	2,939	(905)	977

Net increase (decrease) in cash, cash equivalents and short-term investments	2,953	(157)	975
Cash, cash equivalents and short-term investments at beginning of year	4,749	4,906	3,931

Cash, cash equivalents and short-term investments at end of year	$7,702	$4,749	$4,906

Non-cash investing activities during the year:
Transfer of assets for FDA reinsurance transaction	$-	$-	$(4,984)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity adjusted to a statutory-basis, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company held gross reserves of $641 million and $325 million for the calculation required under AG 38 8D, of which $446 million and $0 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company held reserves of $1,030 million and $1,018 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the 2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 26% and 27% of the Company’s aggregate reserve for life contracts at December 31, 2014 and 2013. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2014 and 2013, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	-	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

December 31, 2013:
U.S. government and agencies	$6,988	$90	$(356)	$6,722
States and political subdivisions	2,721	213	(36)	2,898
Foreign governments	3,000	137	(37)	3,100
Corporate bonds	28,367	2,252	(574)	30,045
Mortgage-backed and asset-backed securities	6,872	498	(108)	7,262

Total bonds	$47,948	$3,190	$(1,111)	$50,027

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$1,399	$1,429
Due after one year through five years	6,929	7,287
Due after five years through ten years	7,282	7,645
Due after ten years	26,848	31,253
Mortgage-backed and asset-backed securities	6,768	7,337

Total	$49,226	$54,951

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$125	$831
Bonds pledged in support of exchange-traded futures	498	264
Bonds and cash pledged in support of cleared interest rate swaps	551	253

Total fair value	$1,174	$1,348

At carrying value:
Bonds on deposit with government authorities	$16	$26
Mortgage loans pledged in support of real estate	45	47
Bonds held in trust	132	92
Pledged collateral under reinsurance agreements	2,800	2,510

Total carrying value	$2,993	$2,675

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $2,096 million and $2,428 million, with an aggregate fair value of $2,197 million and $2,551 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

	December 31, 2013
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$106	$8	$50	$56	$48
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$106	$8	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2013

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

03927RAC8	$1	$-	$1	$-	$-
07387BEN9	1	-	-	-	-
12669E7D2	1	-	-	-	-
20047NAM4	2	-	2	-	-
22541SWR5	3	-	3	-	-
22608WAP4	7	-	6	-	-
36170UCA7	1	-	1	-	-
36170UCR0	1	-	1	-	-
36828QLA2	3	2	1	2	1
396789KD0	6	5	2	5	3
46625M7D5	1	1	-	1	1
46625YBQ5	2	1	1	1	1
48123HAA1	7	3	4	3	3
50211NAG4	6	-	6	-	-
52108H3R3	1	-	1	-	-
55265KS42	1	1	-	1	-
949808BE8	1	-	-	-	-
07388NAH9	7	5	3	5	5
396789KD0	5	3	3	3	3
46625YDU4	4	1	3	1	1
55265KS42	1	1	-	1	1
75970NBK2	1	1	1	1	1
00764MDY0	3	2	-	2	2
396789KD0	2	1	1	1	1
46625YDS9	6	4	3	4	4
52108HL28	13	9	4	9	5
07383F4H8	3	2	1	2	2
07388NAH9	5	5	-	5	5
07388PAL5	5	4	1	4	4
52108HL28	6	5	1	5	5

Total	$106	$56	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2014	2013

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$(1)
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	3	7
12 months or longer	4	2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2013:
U.S. government and agencies	$4,485	$(283)	$301	$(73)	$4,786	$(356)
States and political subdivisions	405	(21)	65	(15)	470	(36)
Foreign governments	1,738	(25)	284	(12)	2,022	(37)
Corporate bonds	6,654	(376)	1,528	(198)	8,182	(574)
Mortgage-backed and asset-backed securities	1,268	(40)	589	(68)	1,857	(108)
Total	$14,550	$(745)	$2,767	$(366)	$17,317	$(1,111)

At December 31, 2014 and 2013, there were 574 and 945 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $12 million and $87 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $24 million, $88 million, and $108 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 43, and 78 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2014, 2013 and 2012 was $17 million, $0 million, and $0 respectively. There were 2, 0, and 0 restructured corporate bonds for which an impairment was recognized during 2014, 2013 and 2012, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	December 31,
	2014	2013	2012

	(in millions)
Proceeds	$18,292	$14,555	$14,297
Realized gross gains	579	244	529
Realized gross losses	(111)	(483)	(79)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to IMR.

In 2014, JHUSA acquired certain bonds from an affiliate, JHLH. These bonds had a book value of $69 million and a fair value of $72 million at the date of the transaction.

In 2013, JHUSA sold certain bonds to an affiliate, Manulife International Limited. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$35	$17	$(2)	$50
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	290	60	(7)	343
Affiliates*	952	1,922	(8)	2,866

Total stocks	$1,280	$1,999	$(20)	$3,259

*	Affiliates — fair value represents the carrying value

At December 31, 2014 and 2013, there were 134 and 110 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $2 million, $5 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 33, 69, and 124 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

December 31, 2013:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,001	East North Central	$1,396
Industrial	997	East South Central	142
Office buildings	3,914	Middle Atlantic	2,148
Retail	3,261	Mountain	530
Agricultural	441	New England	844
Agribusiness	666	Pacific	3,704
Mixed use	21	South Atlantic	2,422
Other	930	West North Central	391
Allowance	(10)	West South Central	553
		Canada / Other	101
		Allowance	(10)

Total mortgage loans on real estate	$12,221	Total mortgage loans on real estate	$12,221

The aggregate mortgages outstanding to any one borrower do not exceed $240 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.64% and 2.18% for agricultural loans and 5.40% and 3.62% for commercial loans. The Company issued no purchase money mortgages in 2014 and 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired loans was $41 million, $60 million, and $90 million at December 31, 2014, 2013 and 2012, respectively. The Company recognized $3 million, $0 million, and $5 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$10	$19	$36
Additions, net	10	13	20
Recoveries of amounts previously charged off	(10)	(22)	(37)

Balance at end of year	$10	$10	$19

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$436	$357
AA	1,594	1,470
A	4,141	3,965
BBB	4,979	5,896
BB	267	403
B and lower and unrated	102	130

Total	$11,519	$12,221

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$374	$ 372
Properties held for the production of income	5,764	5,658
Properties held for sale	-	185
Less accumulated depreciation	(635)	(606)

Total	$5,503	$ 5,609

The Company recorded $0 million, $0 million, and $3 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired real estate from an affiliate, JHNY. The real estate had a book value of approximately $32 million and was recorded at fair value of approximately $33 million at the date of the transaction.

On December 12, 2014, the Company announced it entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties have a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). Going forward, the Company will provide the LP with property management services and through a wholly-owned subsidiary will provide the LP with asset management services.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $3 million, $0 million, and $3 million of impairments on partnerships and limited liability companies during the years ended December 31, 2014, 2013 and 2012, respectively. A periodic review of projected discounted cash flows was performed and the analysis provided evidence of the resulting impairments.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2014 or 2013.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2014 and 2013, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$2,378	$2,577	$2,406
Preferred stocks	2	-	-
Common stocks	76	4	4
Mortgage loans on real estate	738	730	776
Real estate	669	605	537
Policy loans	287	283	290
Cash, cash equivalents and short-term investments	7	5	6
Other invested assets	464	620	548
Derivatives	452	464	346
Other income	23	25	23

Total investment income	5,096	5,313	4,936
Expenses
Investment expenses	(516)	(493)	(472)
Investment taxes, licenses and fees, excluding federal income taxes	(85)	(83)	(68)
Investment interest expense	(91)	(97)	(103)
Depreciation on real estate and other invested assets	(107)	(89)	(72)

Total investment expenses	(799)	(762)	(715)

Net investment income	$4,297	$4,551	$4,221

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$431	$(1,701)	$(591)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(66) in 2014, $(8) in 2013, and $334 in 2012)	123	(16)	621

Realized capital gains (losses) before tax	308	(1,685)	(1,212)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	382	108	354

Net realized capital gains (losses)	$(74)	$(1,793)	$(1,566)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$7,847	$-	$1	$416	$528
	Foreign currency swaps	184	-	49	-	85

Cash flow hedges	Interest rate swaps	14,439	-	-	910	670
	Foreign currency swaps	1,666	51	93	52	121
	Foreign currency forwards	125	-	-	-	1
	Equity total return swaps	29	-	-	15	-

Total Derivatives in Effective Hedge Accounting Relationships		$24,290	$51	$143	$1,393	$1,405

Other Hedging Relationships
	Interest rate swaps	$106,050	$5,299	$3,436	$5,299	$3,436
	Interest rate treasury locks	5,425	-	385	-	385
	Interest rate options	2,683	21	-	21	-
	Interest rate futures	2,687	-	-	-	-
	Foreign currency swaps	1,274	65	82	65	82
	Foreign currency forwards	11	-	-	-	-
	Foreign currency futures	968	-	-	-	-
	Equity total return swaps	31	21	-	21	-
	Equity options	3,228	248	-	248	-
	Equity index futures	4,465	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$126,822	$5,654	$3,903	$5,654	$3,903

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	315	4	-	8	-

Total Derivatives in Replication Synthetic Asset Transactions		$315	$4	$-	$8	$-

Total Derivatives		$151,427	$5,709	$4,046	$7,055	$5,308

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, respectively, the Company recorded unrealized gains of $1,215 million, $168 million, and $750 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2012, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business. The de-designation of these interest rate swaps resulted in an increase to unassigned surplus of $288 million, net of tax, as of December 31, 2012.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 32 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,043	$(2,530)	$512
Interest rate treasury locks	1,323	(385)	-
Interest rate options	67	(46)	(8)
Foreign currency swaps	(5)	(9)	(12)
Foreign currency forwards	4	(1)	2
Equity total return swaps	-	-	-
Equity options	(23)	(39)	-
Credit default swaps	-	-	1

Total net unrealized capital gain (loss)	$3,409	$(3,010)	$495

Net realized capital gain (loss):
Interest rate swaps	$(178)	$164	$157
Interest rate treasury locks	157	-	-
Interest rate options	-	-	-
Interest rate futures	(141)	78	(48)
Foreign currency swaps	18	(10)	(8)
Foreign currency forwards	1	5	(12)
Foreign currency futures	165	74	-
Equity total return swaps	24	5	(4)
Equity options	5	3	-
Equity index futures	(692)	(1,892)	(1,474)
Credit default swaps	-	-	(2)
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(641)	$(1,573)	$(1,391)

Total gain (loss) from derivatives in other hedging relationships	$2,768	$(4,583)	$(896)

The Company also deferred net realized gains (losses) of ($192) million, $146 million, and $156 million (including ($174) million of losses, $148 million, and $157 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2014 and 2013, respectively.

	December 31, 2014			December 31, 2013

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$1	2	$35	$1	3
AA	95	2	2	95	3	3
A	185	3	2	185	4	3
BBB	-	-		-	-	-

Total CDS protection sold	$315	$6		$315	$8

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2014 and 2013. The average credit rating of the counterparties guaranteeing the underlying credits is A+ and the weighted average maturity is 3 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company accepted collateral consisting of cash of $2,939 million and $640 million, and various securities with a fair value of $3,895 million and $2,155 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2014 and 2013, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $238 million and $19 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$26	$26	$-	$-	$26
Loan-backed and structured securities	34	34	-	-	34

Total bonds with NAIC 6 rating	60	60	-	-	60
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	343	343	257	-	86

Total common stocks	343	343	257	-	86
Derivatives:
Interest rate swaps	5,299	5,299	-	5,292	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	65	65	-	65	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	21	21	-	-	21
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,654	5,654	-	5,383	271
Assets held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total assets	$148,823	$148,823	$136,964	$9,221	$2,638

Liabilities:
Derivatives:
Interest rate swaps	$3,436	$3,436	$-	$3,436	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	82	82	-	82	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	3,903	3,903	-	3,518	385
Liabilities held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total liabilities	$146,669	$146,669	$136,707	$7,356	$2,606

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,888	$47,682	$-	$44,154	$3,528
Preferred stocks	33	50	-	-	50
Mortgage loans on real estate	12,221	13,337	-	-	13,337
Cash, cash equivalents and short term investments	4,749	4,749	1,895	2,854	-
Policy loans	5,189	5,189	-	5,189	-
Derivatives in effective hedge accounting and RSAT relationships	55	1,401	-	1,386	15

Total assets	$70,135	$72,408	$1,895	$53,583	$16,930

Liabilities:
Consumer notes	$644	$685	$-	$-	$685
Borrowed money	290	290	-	290	-
Policy reserves	1,740	1,739	-	-	1,739
Policyholders’ and beneficiaries funds	3,997	4,227	-	1,263	2,964
Derivatives in effective hedge accounting and RSAT relationships	143	1,405	-	1,386	19

Total liabilities	$6,814	$8,346	$-	$2,939	$5,407

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,268 million and $ 2,285 million at December 31, 2014 and 2013, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2012	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$44	$(4)	$4	$-	$-	$-	$-	$(44)	$12	$-	$12
Impaired mortgage-backed and asset-backed securities	34	(44)	45	-	-	-	(6)	-	47	(23)	53

Total bonds with NAIC 6 rating	78	(48)	49	-	-	-	(6)	(44)	59	(23)	65
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	(1)	-	1	-	4

Total preferred stocks	4	-	-	-	-	-	(1)	-	1	-	4
Common stocks:
Industrial and misc	71	55	(28)	-	-	-	(54)	-	-	-	44

Total common stocks	71	55	(28)	-	-	-	(54)	-	-	-	44
Net derivatives	21	(1)	(8)	-	44	-	-	-	-	2	58
Separate account assets/liabilities	2,152	100	-	-	112	-	(141)	-	-	-	2,223

Total	$2,326	$106	$13	$-	$156	$-	$(202)	$(44)	$60	$(21)	$2,394

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$19,525	$20,311	$21,716
Assumed	792	1,062	942
Ceded	(7,579)	(8,491)	(15,104)

Net	$12,738	$12,882	$7,554

Benefits to policyholders ceded	$18,500	$17,988	$18,235

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $898 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with JHNY:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded, net	$192	$216	$208
Benefits ceded, net	394	483	428
Funds held by or deposited with reinsured companies	1,952	1,978	2,018
Other reinsurance receivable	86	124	109
Other amounts payable on reinsurance	10	15	5

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. JHNY retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$546	$570	$573
Benefits ceded	759	730	691
Other amounts payable on reinsurance	58	45	30
Funds withheld from unauthorized reinsurers	7,409	5,425	5,600

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance funds withheld transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance funds withheld basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The Company’s total settlement amount was $489 million, $55 million, and $82 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4,599	$5,128	$6,218
Benefits ceded	14,303	13,966	13,649
Other reinsurance receivable	40	398	44
Other amounts payable on reinsurance	837	55	112
Funds withheld from unauthorized reinsurers	1,251	1,256	1,507

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. The Company paid / (received) from MRBL $1,907 million, ($1,174) million, and $259 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$338	$536	$618
Benefits ceded	298	338	362
Other reinsurance receivable	82	18	31
Other amounts payable on reinsurance	-	-	19
Funds withheld from unauthorized reinsurers	213	-	-

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”), to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance funds withheld structure.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its fixed deferred annuity business with an effective date of April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and $5 billion in bonds and mortgage loans. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. The transaction resulted in a charge to pre-tax income of $257 million, which included a ceding commission paid of $218 million and a decrease of $123 million to statutory surplus.

On September 30, 2012, the Company entered into a transaction with Commonwealth Annuity and Life Insurance Company (“CWA”), in which CWA recaptured a block of universal life policies, with an effective date of July 1, 2012. The transaction included the transfer to CWA of $378 million in actuarial liabilities and $309 million of cash and policy loans. The transaction resulted in a gain to pre-tax income of $60 million which included a ceding commission received of $57 million and an increase of $33 million to statutory surplus.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$3,963	$606	$4,569
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	3,913	606	4,519
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	3,913	606	4,519
(f) Deferred tax liabilities	4,311	412	4,723

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(398)	$194	$(204)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$337	$(127)	$210
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	337	(127)	210
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	337	(127)	210
(f) Deferred tax liabilities	560	(98)	462

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(223)	$(29)	$(252)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2014. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	650	194	844
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	650	194	844
2. Adjusted gross deferred tax assets allowed per limitation threshold.	675	194	869
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,263	412	3,675

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$3,913	$606	$4,519

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(129)	82	(47)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	547	82	629
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(154)	82	(72)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	466	(209)	257

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$337	$(127)	$210

	2014	2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	917%	860%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,315	$5,796

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$3,913	$606
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$3,913	$606
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	75%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$337	$(127)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$337	$(127)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(43%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(716)	$262	$(978)
(b) Foreign	-	-	-

(c) Subtotal	(716)	262	(978)
(d) Federal income tax on net capital gains	382	108	274
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(334)	$370	$(704)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,034	883	151
(4) Investments	147	113	34
(5) Deferred acquisition costs	755	759	(4)
(6) Policyholder dividends accrual	111	112	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	54	64	(10)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	49	176	(127)
(11) Net operating loss carryforward	1,218	915	303
(12) Tax credit carry-forward	860	865	(5)
(13) Other (including items <5% of total ordinary tax assets)	72	76	(4)

(99) Subtotal	$4,300	$3,963	$337

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,250	$3,913	$337

(e) Capital:
(1) Investments	$479	$606	$(127)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$479	$606	$(127)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$479	$606	$(127)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,729	$4,519	$210

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,202	$3,610	$592
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	148	152	(4)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	521	549	(28)

(99) Subtotal	$4,871	$4,311	$560
(b) Capital:
(1) Investments	$276	$368	$(92)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	38	44	(6)

(99) Subtotal	$314	$412	$(98)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$5,185	$4,723	$462

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(456)	$(204)	$(252)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$4,729	$4,519	$210
Total deferred tax liabilities	5,185	4,723	462

Net deferred tax assets (liabilities)	$(456)	$(204)	$(252)

Tax effect of unrealized gains and losses			(1,263)
Tax effect of unrealized foreign exchange gains (losses)			38

Change in net deferred income taxes			$973

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(1,087)	$1,775	$362
Net realized capital gains (losses) before IMR at statutory rate	151	(595)	(207)
Change in nonadmitted assets	-	-	-
Reinsurance	(91)	(206)	(142)
Valuation allowance	-	50	-
Tax-exempt income	(16)	(2)	(21)
Nondeductible expenses	1	7	3
Foreign tax expense gross up	9	8	9
Amortization of IMR	(62)	(64)	(63)
Tax recorded in surplus	15	(18)	(25)
Dividend received deduction	(129)	(102)	(106)
Investment in subsidiaries	(32)	(35)	(34)
Prior year adjustment	(23)	16	(53)
Tax credits	(52)	(61)	(73)
Change in tax reserve	11	(55)	(119)
Pension	-	-	-
Other	(2)	(1)	-

Total	$(1,307)	$717	$(469)

Federal and foreign income taxes incurred	$(716)	$262	$(752)
Capital gains tax	382	108	354
Change in net deferred income taxes	(973)	347	(71)

Total statutory income tax expense (benefit)	$(1,307)	$717	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	63
	2013	2028	1,080
	2014	2029	484

			$3,480

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	59
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	40
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	26

			$623

Foreign tax credits	2002	2012	$6
	2003	2013	9
	2004	2014	13
	2005	2015	5
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	11
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	23

			$213

Alternative minimum tax credits	2002		$2
	2006		7

			$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2005	2025	$1
	2007	2027	1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2

			$10

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2014, 2013 and 2012 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company of New York

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $728 million and ($137) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 — 2001. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$2,715	$3,186
Additions based on tax positions related to the current year	49	150
Payments	(550)	(90)
Additions for tax positions of prior years	23	59
Reductions for tax positions of prior years	(235)	(590)

Balance at end of year	$2,002	$2,715

Included in the balances as of December 31, 2014 and 2013, respectively, are $154 million and $149 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013, are $1,848 million and $2,566 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $2,281 million of such amounts at December 31, 2014 and 2013, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $9 million of interest expense, and $11 million, and $24 million of interest benefit for the years ended December 31, 2014, 2013 and 2012, respectively. The Company had approximately $209 million and $404 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2014 and 2013, the Company paid a dividend to its parent company MIC of $500 million and $300 million, respectively. The company paid no dividends for the year ended December 31, 2012.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: 1) interest payments may be made only with prior approval by the Insurance Department and 2) repayment of the principal due may be made only with the prior approval of the Insurance Department.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $680 million.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company issued two notes in the amount of $295 million and $110 million to an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $173 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was $11 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $398 million, $443 million, and $481 million, respectively, for the years ended December 31, 2014, 2013 and 2012.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $618 million, $328 million, and $266 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2014, 2013 and 2012, respectively, the Company received dividends of $43 million, $297 million, and $274 million from John Hancock Investment Management Services LLC, $90 million, $98 million, and $96 million from JHD, $0 million, $0 million, and $0 million from JHNY, and $72 million, $0 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2014, the Company made a capital contribution of $3 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2014	2013

	(In millions)
The Manufacturers Investment Corporation	$105	$313
John Hancock Financial Corporation	274	36
Manulife Reinsurance Limited	186	7
Manulife Reinsurance (Bermuda) Ltd.	696	81
John Hancock Life & Health Insurance Company	142	249
John Hancock Life Insurance Company Vermont	39	16
John Hancock Reassurance Company, Ltd.	278	21
John Hancock Life Insurance Company New York	611	381
John Hancock Investment Management Services LLC	31	87
John Hancock Subsidiaries LLC	45	26
John Hancock Insurance Agency, Inc.	16	17
Essex Corporation	1	1
Hancock Venture Partners, Inc.	-	15
JH Signature Services Inc.	9	9
JH Partnership Holdings I, II LP	2	4
John Hancock Energy Resources Management, Inc.	4	4
John Hancock Real Estate Finance	1	1
John Hancock Realty Advisors	8	8
JH Advisors LLC	158	37
Manulife Asset Management LLC	75	39
Declaration Management and Research LLC	4	5
Hancock Capital Investment Management LLC	15	7
John Hancock RPS, LLC	14	35
The Berkeley Financial Group, LLC	4	4
Signator Insurance Agency, Inc.	18	-
JH Networking Insurance Agency, Inc.	4	-

Total	$2,740	$1,403

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $207 million, purchase other invested assets of $1,917 million, purchase real estate of $114 million, and issue agricultural and commercial mortgages of $175 million at December 31, 2014. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 41% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2015	$21	$4
2016	12	-
2017	9	-
2018	6	-
2019	5	-
Thereafter	354	-

Total	$407	$4

Other than the Company’s investment real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an indirect wholly owned subsidiary, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of the Company’s in-force participating life insurance JHLICO closed block. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the Internal Revenue Service involving the tax treatment of John Hancock’s investments in certain leverage leases. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. Please refer to the federal income taxes note for further details. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,176	$586	$1,886	$3,648	2%
At book value less current surrender charge of 5% or more	510	-	-	510	0%
At fair value	-	-	126,623	126,623	81%

Total with adjustment or at fair value	1,686	586	128,509	130,781	83%
At book value without adjustment (minimal or no charge or adjustment)	8,634	-	-	8,634	6%
Not subject to discretionary withdrawal	15,764	686	122	16,572	11%

Total (gross)	26,084	1,272	128,631	155,987	100%

Reinsurance ceded	5,992	-	-	5,992

Total (net)	$20,092	$1,272	$128,631	$149,995

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2014	2013	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$78,905	$77,273	$-	$-
Variable Annuities	43,503	48,224	29	34
Life and COLI	12,359	11,832	-	-
Fixed Products — Institutional and stable value fund	2,713	2,756	-	-
Fixed Products — Retail	24	26	570	546
Investments — Funds	2,061	2,075	-	-

Total	$139,565	$142,186	$599	$580

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities $7,816 million and $7,617 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145
2010	$ 246	$ 137

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$44,116	$48,855
Amount of reserve held	865	349
Net amount at risk — gross	4,699	4,260
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$27,353	$29,211
Balanced	19,449	21,212
Bonds	5,807	6,278
Money Market	683	861

Total	$53,292	$57,562

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,258	$13,258	$-	$13,613	$13,613

Reserves for accounts with assets at:
Fair value	1,272	137,306	138,578	1,272	139,976	141,248
Amortized cost	-	-	-	-	-	-

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$531	$1,879	$2,410	$554	$1,886	$2,440
At book value without fair value adjustments and with current surrender charge of 5% or more	-	2,483	2,483	-	1,933	1,933
At fair value	28	129,620	129,648	32	135,349	135,381
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,058	3,058	-	557	557

Subtotal	559	137,040	137,599	586	139,725	140,311
Not subject to discretionary withdrawal	713	266	979	686	251	937

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$16,100	$14,916	$18,798
Transfers from separate accounts	24,329	21,304	22,406

Net transfers to (from) separate accounts	$(8,229)	$(6,388)	$(3,608)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $37 million, $41 million, and $57 million in 2014, 2013 and 2012, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2014, 2013 and 2012, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $332 million and $344 million at December 31, 2014 and 2013, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2014, 2013 and 2012, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2014 and 2013 was $91 million and $88 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2014 and 2013 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit:At December 31, 2014, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2019. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2014. At December 31, 2014, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2014, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

At December 31, 2014, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2014 and 2013 was $411 million and $644 million, respectively. Interest ranging from 3.1% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2015-$146 million; 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively. Interest paid amounted to $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2014 and 2013 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a demand note receivable dated March 2, 2009 with John Hancock Leasing Corporation (“JH Leasing”) that allows it to loan a minimum principal of $125,000 or an amount in excess in increments of $5,000. As of December 31, 2014 and 2013, the Company had amounts receivable from JH Leasing of $0 million and $3 million, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On May 23, 2014, the maturity date was extended for a period of one year to June 28, 2015. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2014. Interest expense was $2 million, $2 million, and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million for the year ended December 31, 2014.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446	-	-

	December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$373	-	-

FHLBI membership stock of $20 million and $19 million was classified as not eligible for redemption for the years ended December 31, 2014 and 2013, respectively. The Company did not have any collateral pledged to FHLBI as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2014 was $10 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed blocks. The JHLICO assets and liabilities exclude the impact of the transfer of the NY business (described in the Reinsurance Note), consistent with the Closed Block Annual Statement filed with the State of Michigan.

	JHUSA		JHLICO
	2014	2013	2014	2013

	(in millions)
Assets:
Bonds	$3,153	$2,959	$6,248	$6,143
Stocks:
Preferred stocks	-	-	4	4
Common stocks	1	1	11	9
Mortgage loans on real estate	402	514	1,633	1,971
Real estate	842	698	12	12
Cash, cash equivalents and short-term investments	3	-	4	3
Policy loans	1,551	1,585	1,354	1,504
Other invested assets	113	116	127	109

Total cash and invested assets	6,065	5,873	9,393	9,755
Investment income due and accrued	105	101	126	124
Premiums due and deferred	12	13	68	75
Net deferred tax asset	112	112	157	188
Other closed block assets	63	234	91	53

Total closed block assets	$6,357	$6,333	$9,835	$10,195

Obligations:
Policy reserves	5,871	5,989	9,710	10,159
Policyholders’ and beneficiaries’ funds	67	69	1,360	1,394
Dividends payable to policyholders	314	319	208	216
Policy benefits in process of payment	52	72	155	139
Other policy obligations	2	6	6	7
Other closed block obligations	720	763	198	170

Total closed block obligations	$7,026	$7,218	$11,637	$12,085

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the Account), comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive Trust PS Series I
500 Index Fund B Series II	Lifestyle Aggressive Trust PS Series II
500 Index Fund B Series NAV	Lifestyle Balanced MVP Series I
Active Bond Trust Series I	Lifestyle Balanced MVP Series II
Active Bond Trust Series II	Lifestyle Balanced MVP Series NAV
All Cap Core Trust Series I	Lifestyle Balanced Trust PS Series I
All Cap Core Trust Series II	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series I	Lifestyle Conservative MVP Series I
American Asset Allocation Trust Series II	Lifestyle Conservative MVP Series II
American Asset Allocation Trust Series III	Lifestyle Conservative Trust PS Series I
American Global Growth Trust Series II	Lifestyle Conservative Trust PS Series II
American Global Growth Trust Series III	Lifestyle Growth MVP Series I
American Growth-Income Trust Series I	Lifestyle Growth MVP Series II
American Growth-Income Trust Series II	Lifestyle Growth MVP Series NAV
American Growth-Income Trust Series III	Lifestyle Growth Trust PS Series I
American Growth Trust Series II	Lifestyle Growth Trust PS Series II
American Growth Trust Series III	Lifestyle Moderate MVP Series I
American International Trust Series II	Lifestyle Moderate MVP Series II
American International Trust Series III	Lifestyle Moderate Trust PS Series I
American New World Trust Series II	Lifestyle Moderate Trust PS Series II
American New World Trust Series III	Mid Cap Index Trust Series I
Basic Value Focus	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series I	Mid Cap Stock Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series II
Bond Trust Series I	Mid Value Trust Series I
Bond Trust Series II	Mid Value Trust Series II
Capital Appreciation Trust Series I	Money Market Trust B Series NAV
Capital Appreciation Trust Series II	Money Market Trust Series I
Capital Appreciation Value Trust Series II	Money Market Trust Series II
Core Bond Trust Series II	Mutual Shares Trust Series I
Core Strategy Trust Series I	PIMCO All Asset
Core Strategy Trust Series II	Real Estate Securities Trust Series I
Core Strategy Trust Series NAV	Real Estate Securities Trust Series II
DWS Equity 500 Index	Real Return Bond Trust Series II
Equity-Income Trust Series I	Science & Technology Trust Series I
Equity-Income Trust Series II	Science & Technology Trust Series II
Financial Industries Trust Series I	Short Term Government Income Trust Series I
Financial Industries Trust Series II	Short Term Government Income Trust Series II
Franklin Templeton Founding Allocation Trust Series I	Small Cap Growth Trust Series I

Franklin Templeton Founding Allocation Trust Series II	Small Cap Growth Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Index Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Opportunities Trust Series I
Global Allocation	Small Cap Opportunities Trust Series II
Global Bond Trust Series I	Small Cap Value Trust Series I
Global Bond Trust Series II	Small Cap Value Trust Series II
Global Trust Series I	Small Company Value Trust Series I
Global Trust Series II	Small Company Value Trust Series II
Health Sciences Trust Series I	Strategic Income Opportunities Trust Series I
Health Sciences Trust Series II	Strategic Income Opportunities Trust Series II
High Yield Trust Series I	Total Bond Market Trust B Series II
High Yield Trust Series II	Total Bond Market Trust B Series NAV
International Core Trust Series I	Total Return Trust Series I
International Core Trust Series II	Total Return Trust Series II
International Equity Index Trust B Series I	Total Stock Market Index Trust Series I
International Equity Index Trust B Series II	Total Stock Market Index Trust Series II
International Equity Index Trust B Series NAV	U.S. Equity Trust Series I
International Growth Stock Trust Series II	U.S. Equity Trust Series II
International Small Company Trust Series I	Ultra Short Term Bond Trust Series I
International Small Company Trust Series II	Ultra Short Term Bond Trust Series II
International Value Trust Series I	Utilities Trust Series I
International Value Trust Series II	Utilities Trust Series II
Investment Quality Bond Trust Series I	Value Opportunities
Investment Quality Bond Trust Series II	Value Trust Series I
Lifestyle Aggressive MVP Series I	Value Trust Series II
Lifestyle Aggressive MVP Series II

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity disclosure for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Bond PS Series II, Core Allocation Plus Trust Series I, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series I, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Fundamental Holdings Trust Series III, Fundamental Value Trust Series I, Fundamental Value Trust Series II, Global Diversification Trust Series II, Natural Resources Trust Series II, Smaller Company Growth Trust Series I and Smaller Company Growth Trust Series II (the “closed sub-accounts”) for each of the years or periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2014, the results of their and the closed sub-accounts’ operations and changes in contract owners’ equity and for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2015

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	500 Index Fund B	500 Index Fund B	500 Index Fund B	Active Bond Trust	Active Bond Trust	All Cap Core Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets
Investments at fair value	$51,298,059	$44,963,227	$235,561,842	$38,345,422	$187,365,219	$43,007,296

Net Assets
Contracts in accumulation	$51,194,789	$44,963,227	$235,431,635	$38,245,107	$187,239,001	$42,918,161
Contracts in payout (annuitization)	103,270	—	130,207	100,315	126,218	89,135

Total net assets	$51,298,059	$44,963,227	$235,561,842	$38,345,422	$187,365,219	$43,007,296

Units outstanding	2,792,635	2,468,971	12,772,377	2,023,540	10,251,503	1,689,338
Unit value	$18.37	$18.21	$18.44	$18.95	$18.28	$25.46

Shares	1,997,588	1,748,861	9,172,969	3,881,116	18,925,780	1,574,206
Cost	$39,078,828	$34,468,065	$164,744,258	$37,714,614	$186,194,505	$26,381,832

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III
Total Assets
Investments at fair value	$5,516,510	$128,606,312	$1,220,136,902	$155,631,011	$187,956,957	$35,706,211

Net Assets
Contracts in accumulation	$5,516,510	$128,104,112	$1,220,134,614	$155,631,011	$187,948,063	$35,706,211
Contracts in payout (annuitization)	—	502,200	2,288	—	8,894	—

Total net assets	$5,516,510	$128,606,312	$1,220,136,902	$155,631,011	$187,956,957	$35,706,211

Units outstanding	222,552	7,720,862	74,548,879	8,313,457	11,451,459	1,927,803
Unit value	$24.79	$16.66	$16.37	$18.72	$16.41	$18.52

Shares	202,292	8,165,480	77,469,010	9,881,334	11,873,465	2,257,030
Cost	$4,056,621	$78,710,503	$717,049,735	$93,357,781	$133,482,677	$30,077,335

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$700,996,991	$105,950,108	$138,553,567	$631,381,475	$250,886,886	$413,221,046

Net Assets
Contracts in accumulation	$700,549,323	$105,946,532	$138,236,472	$631,152,431	$250,883,015	$413,067,845
Contracts in payout (annuitization)	447,668	3,576	317,095	229,044	3,871	153,201

Total net assets	$700,996,991	$105,950,108	$138,553,567	$631,381,475	$250,886,886	$413,221,046

Units outstanding	26,774,913	5,690,275	5,063,511	25,595,484	12,768,495	16,755,878
Unit value	$26.18	$18.62	$27.36	$24.67	$19.65	$24.66

Shares	29,220,383	4,418,270	5,773,065	26,351,481	10,471,072	22,408,950
Cost	$350,521,608	$63,369,595	$78,425,135	$336,853,251	$174,115,434	$303,827,333

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus (h)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$49,357,354	$47,465,060	$1,800,258	$6,234,514	$241,041,488	$115,623,749

Net Assets
Contracts in accumulation	$49,355,521	$47,452,254	$1,800,258	$6,217,793	$240,561,124	$115,606,006
Contracts in payout (annuitization)	1,833	12,806	—	16,721	480,364	17,743

Total net assets	$49,357,354	$47,465,060	$1,800,258	$6,234,514	$241,041,488	$115,623,749

Units outstanding	3,497,247	3,510,152	133,762	164,182	6,546,665	4,482,415
Unit value	$14.11	$13.52	$13.46	$37.97	$36.82	$25.80

Shares	2,682,465	3,593,116	136,590	380,617	6,717,990	3,257,007
Cost	$41,526,734	$46,974,024	$1,755,404	$4,918,305	$130,346,117	$77,932,928

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series II
Total Assets
Investments at fair value	$225,311,120	$484,137,216	$146,788,733	$64,337,134	$308,165,781	$6,845,741

Net Assets
Contracts in accumulation	$225,307,034	$484,069,492	$146,325,721	$64,308,857	$308,165,781	$6,845,741
Contracts in payout (annuitization)	4,086	67,724	463,012	28,277	—	—

Total net assets	$225,311,120	$484,137,216	$146,788,733	$64,337,134	$308,165,781	$6,845,741

Units outstanding	16,632,071	37,160,585	8,921,720	2,665,439	15,683,297	400,200
Unit value	$13.55	$13.03	$16.45	$24.14	$19.65	$17.11

Shares	16,482,159	35,364,296	9,488,606	4,227,144	24,169,865	518,224
Cost	$227,678,897	$488,590,225	$98,574,568	$48,916,939	$264,591,492	$6,951,259

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Core Strategy Trust Series I	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index (h)	Equity-Income Trust Series I	Equity-Income Trust Series II
Total Assets
Investments at fair value	$133,128,933	$3,409,588,039	$8,159,941	$14,975,930	$234,873,528	$146,803,522

Net Assets
Contracts in accumulation	$133,128,933	$3,409,460,426	$8,159,941	$14,968,071	$234,003,059	$146,613,419
Contracts in payout (annuitization)	—	127,613	—	7,859	870,469	190,103

Total net assets	$133,128,933	$3,409,588,039	$8,159,941	$14,975,930	$234,873,528	$146,803,522

Units outstanding	9,263,197	190,432,761	422,522	472,447	5,548,872	6,397,175
Unit value	$14.37	$17.90	$19.31	$31.70	$42.33	$22.95

Shares	8,904,945	227,154,433	545,451	734,114	12,258,535	7,686,048
Cost	$127,717,969	$3,234,143,867	$7,014,653	$10,195,829	$185,452,147	$114,328,039

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Financial Industries Trust Series I (f)	Financial Industries Trust Series II (f)	Franklin Templeton Founding Allocation Trust Series I	Franklin Templeton Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$11,204,146	$18,786,137	$44,968,829	$1,087,384,572	$52,080,987	$281,432,969

Net Assets
Contracts in accumulation	$11,204,146	$18,777,763	$44,968,829	$1,087,384,572	$52,073,998	$280,582,819
Contracts in payout (annuitization)	—	8,374	—	—	6,989	850,150

Total net assets	$11,204,146	$18,786,137	$44,968,829	$1,087,384,572	$52,080,987	$281,432,969

Units outstanding	582,868	933,415	2,563,067	73,303,818	1,757,592	11,918,462
Unit value	$19.22	$20.13	$17.54	$14.83	$29.63	$23.61

Shares	655,213	1,103,768	3,453,827	83,388,387	2,314,711	16,063,526
Cost	$7,900,062	$13,588,163	$31,025,562	$839,421,344	$31,297,802	$279,528,659

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Fundamental Large Cap Value Trust Series II	Global Allocation (h)	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$234,102,730	$766,447	$40,723,044	$101,853,797	$148,670,952	$52,928,122

Net Assets
Contracts in accumulation	$233,821,930	$766,447	$40,638,133	$101,803,124	$148,370,999	$52,797,399
Contracts in payout (annuitization)	280,800	—	84,911	50,673	299,953	130,723

Total net assets	$234,102,730	$766,447	$40,723,044	$101,853,797	$148,670,952	$52,928,122

Units outstanding	10,924,556	40,007	1,394,459	5,230,553	5,984,113	2,679,409
Unit value	$21.43	$19.16	$29.20	$19.47	$24.84	$19.75

Shares	13,271,130	47,370	3,244,864	8,194,191	7,593,001	2,712,871
Cost	$228,972,642	$652,549	$41,310,618	$105,872,917	$116,706,031	$50,066,508

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Core	International Core
	Trust Series I	Trust Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$67,381,873	$88,686,796	$84,031,127	$81,511,521	$23,157,089	$15,719,921

Net Assets
Contracts in accumulation	$67,207,682	$88,679,283	$83,852,864	$81,339,870	$23,087,359	$15,702,481
Contracts in payout (annuitization)	174,191	7,513	178,263	171,651	69,730	17,440

Total net assets	$67,381,873	$88,686,796	$84,031,127	$81,511,521	$23,157,089	$15,719,921

Units outstanding	1,197,219	1,601,816	4,995,857	3,758,891	1,370,753	869,252
Unit value	$56.28	$55.37	$16.82	$21.69	$16.89	$18.08

Shares	2,008,402	2,745,721	14,742,303	14,053,711	2,201,244	1,481,614
Cost	$48,255,388	$67,266,621	$91,081,232	$88,827,218	$20,711,450	$14,993,195

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$18,203,068	$18,094,590	$14,176,433	$18,760,653	$26,889,803	$17,482,196

Net Assets
Contracts in accumulation	$18,143,732	$18,094,590	$14,169,917	$18,688,384	$26,832,345	$17,482,196
Contracts in payout (annuitization)	59,336	—	6,516	72,269	57,458	—

Total net assets	$18,203,068	$18,094,590	$14,176,433	$18,760,653	$26,889,803	$17,482,196

Units outstanding	1,294,175	1,298,172	1,263,800	1,249,862	1,633,196	1,088,144
Unit value	$14.07	$13.94	$11.22	$15.01	$16.46	$16.07

Shares	1,148,459	1,140,176	894,977	1,130,160	2,322,090	1,510,994
Cost	$17,270,873	$17,284,845	$13,103,483	$16,564,915	$22,571,360	$15,917,590

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive MVP Series I (a)	Lifestyle Aggressive MVP Series II (a)
Total Assets
Investments at fair value	$70,197,841	$65,854,943	$165,085,857	$87,725,052	$82,915,377	$127,276,863

Net Assets
Contracts in accumulation	$70,007,159	$65,797,575	$164,836,105	$87,715,249	$82,854,650	$127,276,863
Contracts in payout (annuitization)	190,682	57,368	249,752	9,803	60,727	—

Total net assets	$70,197,841	$65,854,943	$165,085,857	$87,725,052	$82,915,377	$127,276,863

Units outstanding	3,689,892	3,209,864	8,695,039	4,822,048	3,743,208	5,899,699
Unit value	$19.02	$20.52	$18.99	$18.19	$22.15	$21.57

Shares	5,597,914	5,259,979	14,170,460	7,523,589	7,713,058	11,861,777
Cost	$66,076,542	$59,022,288	$166,110,076	$88,596,890	$64,692,609	$96,726,652

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Aggressive Trust PS Series I (g)	Lifestyle Aggressive Trust PS Series II	Lifestyle Balanced MVP Series I (b)	Lifestyle Balanced MVP Series II (b)	Lifestyle Balanced MVP Series NAV (b)	Lifestyle Balanced Trust PS Series I
Total Assets
Investments at fair value	$740,145	$3,850,593	$591,421,436	$7,664,452,325	$90,986	$10,782,788

Net Assets
Contracts in accumulation	$740,145	$3,850,593	$590,845,413	$7,663,269,089	$90,986	$10,782,788
Contracts in payout (annuitization)	—	—	576,023	1,183,236	—	—

Total net assets	$740,145	$3,850,593	$591,421,436	$7,664,452,325	$90,986	$10,782,788

Units outstanding	55,686	291,089	28,771,889	393,696,426	5,151	814,601
Unit value	$13.29	$13.23	$20.56	$19.47	$17.66	$13.24

Shares	57,914	301,298	42,640,334	555,395,096	6,550	760,422
Cost	$758,332	$3,866,058	$496,779,789	$6,355,936,239	$80,046	$10,789,597

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Balanced Trust PS Series II	Lifestyle Conservative MVP Series I (c)	Lifestyle Conservative MVP Series II (c)	Lifestyle Conservative Trust PS Series I (g)	Lifestyle Conservative Trust PS Series II	Lifestyle Growth MVP Series I (d)
Total Assets
Investments at fair value	$476,031,888	$150,457,952	$1,507,981,635	$3,921,203	$90,742,438	$597,198,604

Net Assets
Contracts in accumulation	$476,031,888	$150,290,805	$1,507,886,520	$3,921,203	$90,742,438	$596,350,137
Contracts in payout (annuitization)	—	167,147	95,115	—	—	848,467

Total net assets	$476,031,888	$150,457,952	$1,507,981,635	$3,921,203	$90,742,438	$597,198,604

Units outstanding	32,131,824	7,240,299	81,391,752	300,503	6,575,522	30,350,816
Unit value	$14.82	$20.78	$18.53	$13.05	$13.80	$19.68

Shares	33,499,781	12,414,022	125,143,704	294,164	6,797,186	42,264,586
Cost	$454,069,806	$159,807,324	$1,589,694,088	$4,001,113	$90,248,451	$495,113,406

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Growth MVP Series II (d)	Lifestyle Growth MVP Series NAV (d)	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I (e)	Lifestyle Moderate MVP Series II (e)
Total Assets
Investments at fair value	$10,822,610,814	$686,770	$21,318,598	$1,280,302,458	$219,647,556	$2,395,035,737

Net Assets
Contracts in accumulation	$10,822,356,986	$686,770	$21,318,598	$1,280,302,458	$218,077,024	$2,394,703,405
Contracts in payout (annuitization)	253,828	—	—	—	1,570,532	332,332

Total net assets	$10,822,610,814	$686,770	$21,318,598	$1,280,302,458	$219,647,556	$2,395,035,737

Units outstanding	555,246,914	36,483	1,596,940	85,784,863	10,258,100	124,617,516
Unit value	$19.49	$18.82	$13.35	$14.92	$21.41	$19.22

Shares	767,561,051	48,535	1,435,596	86,157,635	16,514,854	181,030,668
Cost	$8,967,765,150	$585,721	$21,171,372	$1,233,816,561	$203,888,684	$2,092,312,904

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Trust PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II
Total Assets
Investments at fair value	$3,519,723	$159,487,879	$32,305,875	$60,840,171	$153,598,753	$85,015,236

Net Assets
Contracts in accumulation	$3,519,723	$159,487,879	$32,272,172	$60,685,082	$153,497,694	$84,994,244
Contracts in payout (annuitization)	—	—	33,703	155,089	101,059	20,992

Total net assets	$3,519,723	$159,487,879	$32,305,875	$60,840,171	$153,598,753	$85,015,236

Units outstanding	267,187	10,888,260	969,590	2,030,534	6,124,526	2,734,626
Unit value	$13.17	$14.65	$33.32	$29.96	$25.08	$31.09

Shares	252,310	11,416,455	1,449,344	2,738,081	8,253,560	4,725,694
Cost	$3,559,083	$153,362,617	$25,727,697	$47,944,571	$120,892,331	$74,093,450

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust B Series NAV	Money Market Trust Series I	Money Market Trust Series II	Mutual Shares Trust Series I
Total Assets
Investments at fair value	$61,677,107	$65,970,477	$12,410,055	$67,225,819	$291,292,417	$199,493,537

Net Assets
Contracts in accumulation	$61,561,952	$65,934,864	$12,400,241	$66,968,581	$290,671,214	$199,488,866
Contracts in payout (annuitization)	115,155	35,613	9,814	257,238	621,203	4,671

Total net assets	$61,677,107	$65,970,477	$12,410,055	$67,225,819	$291,292,417	$199,493,537

Units outstanding	2,273,179	2,515,656	1,052,720	4,544,345	24,580,792	11,387,904
Unit value	$27.13	$26.22	$11.79	$14.79	$11.85	$17.52

Shares	4,418,131	4,722,296	12,410,055	67,225,819	291,292,417	14,229,211
Cost	$45,134,548	$48,556,726	$12,410,055	$67,225,819	$291,292,417	$134,147,314

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	PIMCO All Asset (h)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II
Total Assets
Investments at fair value	$21,234,591	$49,462,648	$57,638,180	$33,242,486	$92,552,844	$42,083,709

Net Assets
Contracts in accumulation	$21,219,572	$49,313,340	$57,575,346	$33,192,054	$92,295,970	$42,073,488
Contracts in payout (annuitization)	15,019	149,308	62,834	50,432	256,874	10,221

Total net assets	$21,234,591	$49,462,648	$57,638,180	$33,242,486	$92,552,844	$42,083,709

Units outstanding	1,118,331	1,044,744	1,574,897	1,884,735	4,178,464	1,614,981
Unit value	$18.99	$47.34	$36.60	$17.64	$22.15	$26.06

Shares	2,016,580	2,755,579	3,205,683	2,810,016	3,417,756	1,589,264
Cost	$22,708,687	$33,709,311	$43,189,351	$35,238,425	$51,346,941	$31,058,831

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II
Total Assets
Investments at fair value	$38,732,892	$33,680,182	$681,933	$31,257,951	$14,672,523	$44,641,155

Net Assets
Contracts in accumulation	$38,479,087	$33,609,250	$681,933	$31,256,331	$14,642,973	$44,567,655
Contracts in payout (annuitization)	253,805	70,932	—	1,620	29,550	73,500

Total net assets	$38,732,892	$33,680,182	$681,933	$31,257,951	$14,672,523	$44,641,155

Units outstanding	3,108,011	2,753,814	31,425	1,129,386	555,520	1,645,216
Unit value	$12.46	$12.23	$21.70	$27.68	$26.41	$27.13

Shares	3,126,141	2,716,144	58,385	2,758,866	952,761	2,910,114
Cost	$40,046,294	$34,605,927	$606,621	$29,976,685	$12,549,769	$37,219,031

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II
Total Assets
Investments at fair value	$49,882,771	$39,455,415	$743,209	$38,877,818	$51,324,065	$51,135,643

Net Assets
Contracts in accumulation	$49,847,830	$39,448,087	$743,209	$38,856,731	$51,151,144	$51,120,523
Contracts in payout (annuitization)	34,941	7,328	—	21,087	172,921	15,120

Total net assets	$49,882,771	$39,455,415	$743,209	$38,877,818	$51,324,065	$51,135,643

Units outstanding	1,507,500	1,272,553	29,719	1,438,902	1,448,038	1,802,596
Unit value	$33.09	$31.00	$25.01	$27.02	$35.44	$28.37

Shares	1,580,569	1,266,220	30,199	1,585,555	2,075,377	2,094,865
Cost	$43,065,400	$32,341,194	$613,419	$34,462,066	$30,565,050	$29,990,291

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series II
Total Assets
Investments at fair value	$47,033,919	$48,604,122	$62,954,263	$125,388,642	$120,418,062	$138,687,270

Net Assets
Contracts in accumulation	$46,896,342	$48,598,951	$62,954,263	$125,384,619	$120,236,321	$138,504,729
Contracts in payout (annuitization)	137,577	5,171	—	4,023	181,741	182,541

Total net assets	$47,033,919	$48,604,122	$62,954,263	$125,388,642	$120,418,062	$138,687,270

Units outstanding	2,158,995	2,350,596	5,061,304	9,895,822	5,259,683	7,250,247
Unit value	$21.79	$20.68	$12.44	$12.67	$22.89	$19.13

Shares	3,552,411	3,662,707	6,064,958	12,103,151	8,738,611	10,079,017
Cost	$49,260,530	$50,090,262	$63,560,342	$129,639,049	$124,741,318	$143,860,437

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	U.S. Equity Trust Series I	U.S. Equity Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II
Total Assets
Investments at fair value	$17,375,283	$35,266,110	$107,450,481	$7,037,445	$8,810,337	$201,812,773

Net Assets
Contracts in accumulation	$17,298,236	$35,204,814	$107,246,279	$7,037,378	$8,810,337	$201,812,773
Contracts in payout (annuitization)	77,047	61,296	204,202	67	—	—

Total net assets	$17,375,283	$35,266,110	$107,450,481	$7,037,445	$8,810,337	$201,812,773

Units outstanding	888,250	1,407,163	6,092,849	403,732	727,585	17,287,474
Unit value	$19.56	$25.06	$17.64	$17.43	$12.11	$11.67

Shares	937,684	1,908,339	5,541,541	362,942	746,639	17,117,284
Cost	$12,411,883	$23,805,655	$77,827,759	$5,381,871	$8,897,260	$204,220,720

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities (h)	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$19,899,373	$18,763,451	$3,763,538	$88,764,765	$28,391,341

Net Assets
Contracts in accumulation	$19,846,634	$18,762,013	$3,763,538	$88,418,269	$28,371,409
Contracts in payout (annuitization)	52,739	1,438	—	346,496	19,932

Total net assets	$19,899,373	$18,763,451	$3,763,538	$88,764,765	$28,391,341

Units outstanding	649,684	418,688	72,469	2,626,747	919,565
Unit value	$30.63	$44.81	$51.93	$33.79	$30.87

Shares	1,223,071	1,162,543	139,856	3,448,515	1,106,875
Cost	$16,577,177	$15,705,308	$2,377,314	$56,602,891	$21,803,600

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$745,327	$864,514	$579,574	$609,108	$3,762,469	$4,273,997
Expenses:
Mortality and expense risk and administrative charges	(769,419)	(727,365)	(691,281)	(644,235)	(2,463,470)	(2,461,256)

Net investment income (loss)	(24,092)	137,149	(111,707)	(35,127)	1,298,999	1,812,741

Realized gains (losses) on investments:
Capital gain distributions received	681,449	100,468	608,878	79,256	3,516,761	486,196
Net realized gain (loss)	3,440,942	1,540,773	2,421,084	1,649,375	12,208,152	5,915,029

Realized gains (losses)	4,122,391	1,641,241	3,029,962	1,728,631	15,724,913	6,401,225

Unrealized appreciation (depreciation) during the period	1,308,212	10,617,387	1,559,771	8,604,767	11,034,633	55,956,841

Net increase (decrease) in contract owners’ equity from operations	5,406,511	12,395,777	4,478,026	10,298,271	28,058,545	64,170,807

Changes from principal transactions:
Purchase payments	102,573	130,101	149,185	122,318	810,486	913,563
Transfers between sub-accounts and the company	(1,180,354)	4,871,155	3,211,384	1,369,814	(7,804,430)	(16,595,352)
Withdrawals	(5,821,862)	(5,801,869)	(4,845,769)	(7,517,947)	(33,701,269)	(20,381,875)
Annual contract fee	(181,721)	(168,643)	(158,201)	(159,462)	(1,926,242)	(1,945,073)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,081,364)	(969,256)	(1,643,401)	(6,185,277)	(42,621,455)	(38,008,737)

Total increase (decrease) in contract owners’ equity	(1,674,853)	11,426,521	2,834,625	4,112,994	(14,562,910)	26,162,070
Contract owners’ equity at beginning of period	52,972,912	41,546,391	42,128,602	38,015,608	250,124,752	223,962,682

Contract owners’ equity at end of period	$51,298,059	$52,972,912	$44,963,227	$42,128,602	$235,561,842	$250,124,752

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,220,415	3,285,208	2,574,765	3,010,183	15,237,639	17,843,815
Units issued	404,669	645,132	408,773	379,283	129,161	277,446
Units redeemed	(832,449)	(709,925)	(514,567)	(814,701)	(2,594,423)	(2,883,622)

Units, end of period	2,792,635	3,220,415	2,468,971	2,574,765	12,772,377	15,237,639

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,434,848	$2,352,668	$6,715,914	$12,160,984	$405,448	$548,598
Expenses:
Mortality and expense risk and administrative charges	(578,362)	(633,879)	(3,312,783)	(3,672,220)	(639,416)	(649,660)

Net investment income (loss)	856,486	1,718,789	3,403,131	8,488,764	(233,968)	(101,062)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	519,527	972,443	6,802,966	4,250,835	3,227,450	3,565,179

Realized gains (losses)	519,527	972,443	6,802,966	4,250,835	3,227,450	3,565,179

Unrealized appreciation (depreciation) during the period	647,370	(3,206,212)	(163,220)	(16,217,400)	353,034	8,848,259

Net increase (decrease) in contract owners’ equity from operations	2,023,383	(514,980)	10,042,877	(3,477,801)	3,346,516	12,312,376

Changes from principal transactions:
Purchase payments	104,132	57,731	281,165	271,658	60,194	90,610
Transfers between sub-accounts and the company	1,972,069	(1,010,749)	(147,284)	22,702,447	(1,841,876)	(1,808,784)
Withdrawals	(5,428,038)	(6,345,211)	(42,359,461)	(39,431,583)	(4,730,827)	(5,166,541)
Annual contract fee	(55,274)	(66,831)	(638,822)	(762,685)	(74,317)	(127,963)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,407,111)	(7,365,060)	(42,864,402)	(17,220,163)	(6,586,826)	(7,012,678)

Total increase (decrease) in contract owners’ equity	(1,383,728)	(7,880,040)	(32,821,525)	(20,697,964)	(3,240,310)	5,299,698
Contract owners’ equity at beginning of period	39,729,150	47,609,190	220,186,744	240,884,708	46,247,606	40,947,908

Contract owners’ equity at end of period	$38,345,422	$39,729,150	$187,365,219	$220,186,744	$43,007,296	$46,247,606

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,205,233	2,611,075	12,635,236	13,606,594	1,966,094	2,321,056
Units issued	223,570	105,161	437,140	1,812,455	17,709	124,087
Units redeemed	(405,263)	(511,003)	(2,820,873)	(2,783,813)	(294,465)	(479,049)

Units, end of period	2,023,540	2,205,233	10,251,503	12,635,236	1,689,338	1,966,094

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2014	2013	2014	2013 (m)	2014	2013 (m)
Income:
Dividend distributions received	$45,052	$74,688	$—	$283,918	$—	$237,165
Expenses:
Mortality and expense risk and administrative charges	(97,810)	(116,880)	—	(326,438)	—	(358,985)

Net investment income (loss)	(52,758)	(42,192)	—	(42,520)	—	(121,820)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	11,252,839	—	11,379,376
Net realized gain (loss)	742,168	598,374	—	(2,540,102)	—	(3,094,282)

Realized gains (losses)	742,168	598,374	—	8,712,737	—	8,285,094

Unrealized appreciation (depreciation) during the period	(282,684)	1,458,983	—	(2,835,761)	—	(2,321,892)

Net increase (decrease) in contract owners’ equity from operations	406,726	2,015,165	—	5,834,456	—	5,841,382

Changes from principal transactions:
Purchase payments	45,482	54,059	—	56,056	—	175,636
Transfers between sub-accounts and the company	(867,998)	184,867	—	(23,397,035)	—	(23,662,078)
Withdrawals	(1,242,236)	(1,863,587)	—	(2,388,662)	—	(3,263,581)
Annual contract fee	(35,091)	(41,634)	—	(54,602)	—	(79,068)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,099,843)	(1,666,295)	—	(25,784,243)	—	(26,829,091)

Total increase (decrease) in contract owners’ equity	(1,693,117)	348,870	—	(19,949,787)	—	(20,987,709)
Contract owners’ equity at beginning of period	7,209,627	6,860,757	—	19,949,787	—	20,987,709

Contract owners’ equity at end of period	$5,516,510	$7,209,627	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	310,891	390,303	—	1,128,266	—	1,114,363
Units issued	34,621	106,810	—	182,627	—	151,158
Units redeemed	(122,960)	(186,222)	—	(1,310,893)	—	(1,265,521)

Units, end of period	222,552	310,891	—	—	—	—

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Asset Allocation Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,932,132	$1,415,061	$16,588,739	$11,504,846	$2,858,454	$2,281,833
Expenses:
Mortality and expense risk and administrative charges	(1,959,630)	(1,992,008)	(18,754,679)	(18,904,144)	(1,463,082)	(1,458,935)

Net investment income (loss)	(27,498)	(576,947)	(2,165,940)	(7,399,298)	1,395,372	822,898

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	10,768,019	8,920,612	45,879,588	25,958,944	13,867,350	7,709,378

Realized gains (losses)	10,768,019	8,920,612	45,879,588	25,958,944	13,867,350	7,709,378

Unrealized appreciation (depreciation) during the period	(6,119,206)	18,216,378	(2,147,586)	225,923,760	(8,018,158)	25,236,827

Net increase (decrease) in contract owners’ equity from operations	4,621,315	26,560,043	41,566,062	244,483,406	7,244,564	33,769,103

Changes from principal transactions:
Purchase payments	301,247	191,097	3,011,481	3,729,520	407,601	533,564
Transfers between sub-accounts and the company	(82,137)	(854,087)	(13,227,875)	(17,014,754)	(4,125,568)	(1,277,444)
Withdrawals	(16,753,696)	(16,010,128)	(123,820,453)	(107,461,193)	(20,008,662)	(15,141,081)
Annual contract fee	(153,470)	(182,864)	(8,098,759)	(8,269,508)	(868,665)	(864,877)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,688,056)	(16,855,982)	(142,135,606)	(129,015,935)	(24,595,294)	(16,749,838)

Total increase (decrease) in contract owners’ equity	(12,066,741)	9,704,061	(100,569,544)	115,467,471	(17,350,730)	17,019,265
Contract owners’ equity at beginning of period	140,673,053	130,968,992	1,320,706,446	1,205,238,975	172,981,741	155,962,476

Contract owners’ equity at end of period	$128,606,312	$140,673,053	$1,220,136,902	$1,320,706,446	$155,631,011	$172,981,741

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,751,576	9,904,931	83,069,590	91,998,332	9,650,116	10,674,749
Units issued	307,440	257,092	7,733,727	1,189,323	71,655	30,125
Units redeemed	(1,338,154)	(1,410,447)	(16,254,438)	(10,118,065)	(1,408,314)	(1,054,758)

Units, end of period	7,720,862	8,751,576	74,548,879	83,069,590	8,313,457	9,650,116

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Global Small Capitalization Trust Series II
	2014	2013	2014	2013	2014	2013 (j)
Income:
Dividend distributions received	$1,258,782	$1,499,379	$410,993	$453,673	$—	$82,450
Expenses:
Mortality and expense risk and administrative charges	(3,005,841)	(2,918,368)	(343,028)	(257,135)	—	(254,681)

Net investment income (loss)	(1,747,059)	(1,418,989)	67,965	196,538	—	(172,231)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	12,747,821	7,583,899	1,138,788	1,552,184	—	12,469,288

Realized gains (losses)	12,747,821	7,583,899	1,138,788	1,552,184	—	12,469,288

Unrealized appreciation (depreciation) during the period	(10,594,633)	39,632,918	(714,869)	5,561,516	—	(7,386,896)

Net increase (decrease) in contract owners’ equity from operations	406,129	45,797,828	491,884	7,310,238	—	4,910,161

Changes from principal transactions:
Purchase payments	682,211	562,757	129,469	94,449	—	135,100
Transfers between sub-accounts and the company	(3,472,041)	33,329,771	488,510	31,818,017	—	(54,025,805)
Withdrawals	(24,089,261)	(16,318,363)	(5,053,449)	(3,272,759)	—	(1,261,720)
Annual contract fee	(1,068,069)	(1,105,156)	(182,530)	(106,358)	—	(45,830)

Net increase (decrease) in contract owners’ equity from principal transactions	(27,947,160)	16,469,009	(4,618,000)	28,533,349	—	(55,198,255)

Total increase (decrease) in contract owners’ equity	(27,541,031)	62,266,837	(4,126,116)	35,843,587	—	(50,288,094)
Contract owners’ equity at beginning of period	215,497,988	153,231,151	39,832,327	3,988,740	—	50,288,094

Contract owners’ equity at end of period	$187,956,957	$215,497,988	$35,706,211	$39,832,327	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	13,048,837	11,740,931	2,179,032	280,163	—	4,714,128
Units issued	3,533,608	4,140,951	76,980	2,296,247	—	84,412
Units redeemed	(5,130,986)	(2,833,045)	(328,209)	(397,378)	—	(4,798,540)

Units, end of period	11,451,459	13,048,837	1,927,803	2,179,032	—	—

(j)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2014	2013 (j)	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$107,952	$4,769,195	$2,932,996	$1,228,907	$937,123
Expenses:
Mortality and expense risk and administrative charges	—	(100,069)	(11,529,632)	(12,448,765)	(1,008,864)	(1,008,023)

Net investment income (loss)	—	7,883	(6,760,437)	(9,515,769)	220,043	(70,900)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	—	10,661,414	60,119,516	1,977,123	10,842,638	9,267,992

Realized gains (losses)	—	10,661,414	60,119,516	1,977,123	10,842,638	9,267,992

Unrealized appreciation (depreciation) during the period	—	(7,266,048)	(8,576,618)	200,928,200	(3,030,252)	19,197,824

Net increase (decrease) in contract owners’ equity from operations	—	3,403,249	44,782,461	193,389,554	8,032,429	28,394,916

Changes from principal transactions:
Purchase payments	—	39,965	1,451,728	1,561,841	395,369	453,456
Transfers between sub-accounts and the company	—	(36,190,719)	(25,514,105)	(69,207,277)	(2,611,792)	(8,206,927)
Withdrawals	—	(981,414)	(116,954,877)	(108,203,526)	(15,195,321)	(9,492,130)
Annual contract fee	—	(90,147)	(2,713,365)	(3,081,762)	(676,355)	(690,767)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(37,222,315)	(143,730,619)	(178,930,724)	(18,088,099)	(17,936,368)

Total increase (decrease) in contract owners’ equity	—	(33,819,066)	(98,948,158)	14,458,830	(10,055,670)	10,458,548
Contract owners’ equity at beginning of period	—	33,819,066	799,945,149	785,486,319	116,005,778	105,547,230

Contract owners’ equity at end of period	$—	$—	$700,996,991	$799,945,149	$105,950,108	$116,005,778

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	2,882,178	32,225,684	40,001,488	6,693,866	7,849,438
Units issued	—	474	3,848,969	2,608,113	82,962	56,243
Units redeemed	—	(2,882,652)	(9,299,740)	(10,383,917)	(1,086,553)	(1,211,815)

Units, end of period	—	—	26,774,913	32,225,684	5,690,275	6,693,866

(j)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,227,092	$1,339,919	$4,742,580	$5,703,713	$3,079,120	$3,414,907
Expenses:
Mortality and expense risk and administrative charges	(2,114,565)	(2,077,818)	(10,506,009)	(11,330,089)	(2,402,866)	(2,429,635)

Net investment income (loss)	(887,473)	(737,899)	(5,763,429)	(5,626,376)	676,254	985,272

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	14,842,203	11,778,579	34,511,398	(7,564,489)	19,156,575	24,795,606

Realized gains (losses)	14,842,203	11,778,579	34,511,398	(7,564,489)	19,156,575	24,795,606

Unrealized appreciation (depreciation) during the period	(2,233,194)	26,756,096	25,568,340	206,003,954	4,728,620	49,737,153

Net increase (decrease) in contract owners’ equity from operations	11,721,536	37,796,776	54,316,309	192,813,089	24,561,449	75,518,031

Changes from principal transactions:
Purchase payments	267,171	211,973	1,074,836	997,193	822,292	941,797
Transfers between sub-accounts and the company	(5,068,358)	(5,967,138)	(31,030,312)	(78,216,045)	(11,851,161)	(30,644,770)
Withdrawals	(16,795,734)	(15,440,986)	(109,084,688)	(97,313,163)	(36,466,190)	(24,744,753)
Annual contract fee	(300,675)	(323,548)	(2,567,558)	(2,919,498)	(1,553,878)	(1,608,472)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,897,596)	(21,519,699)	(141,607,722)	(177,451,513)	(49,048,937)	(56,056,198)

Total increase (decrease) in contract owners’ equity	(10,176,060)	16,277,077	(87,291,413)	15,361,576	(24,487,488)	19,461,833
Contract owners’ equity at beginning of period	148,729,627	132,452,550	718,672,888	703,311,312	275,374,374	255,912,541

Contract owners’ equity at end of period	$138,553,567	$148,729,627	$631,381,475	$718,672,888	$250,886,886	$275,374,374

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,907,494	6,896,415	31,322,359	39,800,921	15,357,403	18,878,596
Units issued	161,232	163,671	3,405,963	2,587,117	50,100	43,376
Units redeemed	(1,005,215)	(1,152,592)	(9,132,838)	(11,065,679)	(2,639,008)	(3,564,569)

Units, end of period	5,063,511	5,907,494	25,595,484	31,322,359	12,768,495	15,357,403

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2014	2013 (p)	2014	2013 (p)	2014	2013
Income:
Dividend distributions received	$—	$14,771	$—	$79,448	$3,639,252	$3,787,730
Expenses:
Mortality and expense risk and administrative charges	—	(249,891)	—	(121,966)	(6,968,841)	(7,735,090)

Net investment income (loss)	—	(235,120)	—	(42,518)	(3,329,589)	(3,947,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	1,183,290	—	1,019,702	—	—
Net realized gain (loss)	—	984,442	—	987,622	30,404,974	(8,197,685)

Realized gains (losses)	—	2,167,732	—	2,007,324	30,404,974	(8,197,685)

Unrealized appreciation (depreciation) during the period	—	(729,341)	—	(794,602)	(47,229,466)	98,693,293

Net increase (decrease) in contract owners’ equity from operations	—	1,203,271	—	1,170,204	(20,154,081)	86,548,248

Changes from principal transactions:
Purchase payments	—	54,164	—	71,566	738,050	767,888
Transfers between sub-accounts and the company	—	(50,557,337)	—	(42,511,602)	12,982,245	(26,330,458)
Withdrawals	—	(2,348,594)	—	(1,124,548)	(70,767,340)	(64,476,016)
Annual contract fee	—	(42,736)	—	(145,339)	(1,734,654)	(2,012,648)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(52,894,503)	—	(43,709,923)	(58,781,699)	(92,051,234)

Total increase (decrease) in contract owners’ equity	—	(51,691,232)	—	(42,539,719)	(78,935,780)	(5,502,986)
Contract owners’ equity at beginning of period	—	51,691,232	—	42,539,719	492,156,826	497,659,812

Contract owners’ equity at end of period	$—	$—	$—	$—	$413,221,046	$492,156,826

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	3,402,345	—	2,447,584	18,937,994	22,633,958
Units issued	—	85,348	—	68,342	3,526,607	2,244,498
Units redeemed	—	(3,487,693)	—	(2,515,926)	(5,708,723)	(5,940,462)

Units, end of period	—	—	—	—	16,755,878	18,937,994

(p)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$681,496	$668,124	$334,513	$444,087	$22,805	$25,863
Expenses:
Mortality and expense risk and administrative charges	(475,892)	(476,499)	(821,565)	(882,209)	(20,064)	(23,197)

Net investment income (loss)	205,604	191,625	(487,052)	(438,122)	2,741	2,666

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,329,764	—	48,326	—
Net realized gain (loss)	1,838,982	1,056,271	2,160,547	2,184,169	31,986	157,833

Realized gains (losses)	1,838,982	1,056,271	3,490,311	2,184,169	80,312	157,833

Unrealized appreciation (depreciation) during the period	(3,791,762)	8,629,282	(8,130,128)	3,283,091	(256,943)	61,831

Net increase (decrease) in contract owners’ equity from operations	(1,747,176)	9,877,178	(5,126,869)	5,029,138	(173,890)	222,330

Changes from principal transactions:
Purchase payments	160,820	187,635	244,044	194,951	5,061	5
Transfers between sub-accounts and the company	3,263,391	(1,302,952)	454,121	(1,565,911)	79,190	(149,581)
Withdrawals	(6,740,052)	(4,050,589)	(6,673,420)	(6,984,761)	(230,667)	(496,086)
Annual contract fee	(379,099)	(386,468)	(190,874)	(207,391)	(1,334)	(1,199)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,694,940)	(5,552,374)	(6,166,129)	(8,563,112)	(147,750)	(646,861)

Total increase (decrease) in contract owners’ equity	(5,442,116)	4,324,804	(11,292,998)	(3,533,974)	(321,640)	(424,531)
Contract owners’ equity at beginning of period	54,799,470	50,474,666	58,758,058	62,292,032	2,121,898	2,546,429

Contract owners’ equity at end of period	$49,357,354	$54,799,470	$47,465,060	$58,758,058	$1,800,258	$2,121,898

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,743,445	4,154,207	3,886,951	4,498,260	143,538	189,733
Units issued	236,143	110,774	1,056,232	552,238	7,120	8,549
Units redeemed	(482,341)	(521,536)	(1,433,031)	(1,163,547)	(16,896)	(54,744)

Units, end of period	3,497,247	3,743,445	3,510,152	3,886,951	133,762	143,538

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Basic Value Focus (i)		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$77,358	$77,574	$—	$623,962	$—	$129,933
Expenses:
Mortality and expense risk and administrative charges	(94,313)	(96,296)	(3,635,663)	(3,453,384)	(1,870,641)	(1,846,011)

Net investment income (loss)	(16,955)	(18,722)	(3,635,663)	(2,829,422)	(1,870,641)	(1,716,078)

Realized gains (losses) on investments:
Capital gain distributions received	824,073	—	9,737,661	—	4,641,559	—
Net realized gain (loss)	171,443	(12,862)	26,795,343	20,346,943	20,154,128	12,409,865

Realized gains (losses)	995,516	(12,862)	36,533,004	20,346,943	24,795,687	12,409,865

Unrealized appreciation (depreciation) during the period	(477,814)	2,025,334	(15,416,008)	60,992,355	(15,309,932)	27,750,596

Net increase (decrease) in contract owners’ equity from operations	500,747	1,993,750	17,481,333	78,509,876	7,615,114	38,444,383

Changes from principal transactions:
Purchase payments	12,764	4,014	577,101	611,040	447,437	480,927
Transfers between sub-accounts and the company	(250,352)	(508,486)	(8,389,939)	(3,276,397)	(4,503,312)	4,384,519
Withdrawals	(727,314)	(811,757)	(32,471,518)	(28,343,475)	(19,240,951)	(17,994,469)
Annual contract fee	(16,841)	(19,667)	(405,052)	(431,909)	(332,541)	(366,753)

Net increase (decrease) in contract owners’ equity from principal transactions	(981,743)	(1,335,896)	(40,689,408)	(31,440,741)	(23,629,367)	(13,495,776)

Total increase (decrease) in contract owners’ equity	(480,996)	657,854	(23,208,075)	47,069,135	(16,014,253)	24,948,607
Contract owners’ equity at beginning of period	6,715,510	6,057,656	264,249,563	217,180,428	131,638,002	106,689,395

Contract owners’ equity at end of period	$6,234,514	$6,715,510	$241,041,488	$264,249,563	$115,623,749	$131,638,002

	2014	2013	2014	2013	2014	2013
Units, beginning of period	189,858	234,668	7,738,486	8,904,367	5,432,037	6,082,613
Units issued	328	408	249,695	390,020	756,430	989,043
Units redeemed	(26,004)	(45,218)	(1,441,516)	(1,555,901)	(1,706,052)	(1,639,619)

Units, end of period	164,182	189,858	6,546,665	7,738,486	4,482,415	5,432,037

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond PS Series II		Bond Trust Series I		Bond Trust Series II
	2014 (k)	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$33,260	$4,986	$6,024,667	$6,999,753	$12,052,740	$14,435,077
Expenses:
Mortality and expense risk and administrative charges	(5,954)	(2,415)	(2,155,376)	(2,153,643)	(7,865,598)	(8,281,128)

Net investment income (loss)	27,306	2,571	3,869,291	4,846,110	4,187,142	6,153,949

Realized gains (losses) on investments:
Capital gain distributions received	—	485	—	1,806,653	—	4,009,948
Net realized gain (loss)	(18,881)	1,764	(436,698)	(85,177)	(1,324,688)	(204,456)

Realized gains (losses)	(18,881)	2,249	(436,698)	1,721,476	(1,324,688)	3,805,492

Unrealized appreciation (depreciation) during the period	4,046	(1,732)	7,381,562	(11,981,712)	16,815,704	(26,939,126)

Net increase (decrease) in contract owners’ equity from operations	12,471	3,088	10,814,155	(5,414,126)	19,678,158	(16,979,685)

Changes from principal transactions:
Purchase payments	—	—	718,347	860,056	672,440	753,288
Transfers between sub-accounts and the company	(195,046)	(19,316)	572,342	31,939,879	(6,408,114)	68,956,183
Withdrawals	(61,592)	(22,268)	(32,020,371)	(20,518,403)	(73,984,161)	(56,451,709)
Annual contract fee	(957)	(870)	(1,557,114)	(1,593,666)	(2,512,371)	(2,704,841)

Net increase (decrease) in contract owners’ equity from principal transactions	(257,595)	(42,454)	(32,286,796)	10,687,866	(82,232,206)	10,552,921

Total increase (decrease) in contract owners’ equity	(245,124)	(39,366)	(21,472,641)	5,273,740	(62,554,048)	(6,426,764)
Contract owners’ equity at beginning of period	245,124	284,490	246,783,761	241,510,021	546,691,264	553,118,028

Contract owners’ equity at end of period	$—	$245,124	$225,311,120	$246,783,761	$484,137,216	$546,691,264

	2014	2013	2014	2013	2014	2013
Units, beginning of period	19,194	21,580	19,048,138	18,221,684	43,168,464	42,147,504
Units issued	337,610	175,683	362,526	2,738,282	7,349,016	9,524,504
Units redeemed	(356,804)	(178,069)	(2,778,593)	(1,911,828)	(13,356,895)	(8,503,544)

Units, end of period	—	19,194	16,632,071	19,048,138	37,160,585	43,168,464

(k)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$69,822	$345,360	$—	$135,097	$3,636,665	$3,080,025
Expenses:
Mortality and expense risk and administrative charges	(2,207,471)	(2,107,418)	(1,020,689)	(1,007,107)	(4,373,824)	(4,325,636)

Net investment income (loss)	(2,137,649)	(1,762,058)	(1,020,689)	(872,010)	(737,159)	(1,245,611)

Realized gains (losses) on investments:
Capital gain distributions received	16,065,801	—	6,951,404	—	34,515,333	25,317,981
Net realized gain (loss)	12,107,916	10,282,275	8,011,150	7,543,016	15,256,039	12,180,052

Realized gains (losses)	28,173,717	10,282,275	14,962,554	7,543,016	49,771,372	37,498,033

Unrealized appreciation (depreciation) during the period	(14,498,774)	35,264,134	(9,187,806)	12,527,969	(18,752,090)	18,512,494

Net increase (decrease) in contract owners’ equity from operations	11,537,294	43,784,351	4,754,059	19,198,975	30,282,123	54,764,916

Changes from principal transactions:
Purchase payments	328,019	315,592	255,250	552,357	982,989	1,515,804
Transfers between sub-accounts and the company	(3,049,294)	(7,346,973)	1,145,886	(4,491,681)	87,624	(8,539,723)
Withdrawals	(17,484,718)	(16,878,720)	(10,155,664)	(9,024,153)	(28,674,922)	(23,419,690)
Annual contract fee	(310,789)	(330,404)	(217,285)	(239,321)	(2,095,983)	(2,089,114)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,516,782)	(24,240,505)	(8,971,813)	(13,202,798)	(29,700,292)	(32,532,723)

Total increase (decrease) in contract owners’ equity	(8,979,488)	19,543,846	(4,217,754)	5,996,177	581,831	22,232,193
Contract owners’ equity at beginning of period	155,768,221	136,224,375	68,554,888	62,558,711	307,583,950	285,351,757

Contract owners’ equity at end of period	$146,788,733	$155,768,221	$64,337,134	$68,554,888	$308,165,781	$307,583,950

	2014	2013	2014	2013	2014	2013
Units, beginning of period	10,222,001	12,109,605	3,044,691	3,741,178	17,243,335	19,197,836
Units issued	402,572	290,503	389,051	463,715	786,111	317,209
Units redeemed	(1,702,853)	(2,178,107)	(768,303)	(1,160,202)	(2,346,149)	(2,271,710)

Units, end of period	8,921,720	10,222,001	2,665,439	3,044,691	15,683,297	17,243,335

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Plus Trust Series I		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2014	2013 (l)	2014	2013 (l)	2014	2013
Income:
Dividend distributions received	$—	$608,769	$—	$3,894,775	$196,591	$153,391
Expenses:
Mortality and expense risk and administrative charges	—	(173,236)	—	(1,952,698)	(117,596)	(145,006)

Net investment income (loss)	—	435,533	—	1,942,077	78,995	8,385

Realized gains (losses) on investments:
Capital gain distributions received	—	6,422,417	—	44,476,812	—	310,356
Net realized gain (loss)	—	(1,611,461)	—	(3,603,793)	(315,242)	(121,106)

Realized gains (losses)	—	4,810,956	—	40,873,019	(315,242)	189,250

Unrealized appreciation (depreciation) during the period	—	(1,732,424)	—	(19,078,716)	542,144	(576,588)

Net increase (decrease) in contract owners’ equity from operations	—	3,514,065	—	23,736,380	305,897	(378,953)

Changes from principal transactions:
Purchase payments	—	62,006	—	787,411	2,538	416
Transfers between sub-accounts and the company	—	(21,322,200)	—	(150,583,994)	1,266,394	(1,522,626)
Withdrawals	—	(1,199,368)	—	(9,794,935)	(2,311,205)	(1,340,252)
Annual contract fee	—	(105,003)	—	(953,650)	(23,255)	(26,819)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(22,564,565)	—	(160,545,168)	(1,065,528)	(2,889,281)

Total increase (decrease) in contract owners’ equity	—	(19,050,500)	—	(136,808,788)	(759,631)	(3,268,234)
Contract owners’ equity at beginning of period	—	19,050,500	—	136,808,788	7,605,372	10,873,607

Contract owners’ equity at end of period	$—	$—	$—	$—	$6,845,741	$7,605,373

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,426,786	—	10,879,638	464,644	638,394
Units issued	—	20,423	—	95,984	224,980	70,404
Units redeemed	—	(1,447,209)	—	(10,975,622)	(289,424)	(244,154)

Units, end of period	—	—	—	—	400,200	464,644

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series I
	2014	2013 (l)	2014	2013 (l)	2014	2013 (l)
Income:
Dividend distributions received	$—	$5,686,334	$—	$553,277	$—	$3,251
Expenses:
Mortality and expense risk and administrative charges	—	(4,205,441)	—	(224,975)	—	(1,859)

Net investment income (loss)	—	1,480,893	—	328,302	—	1,392

Realized gains (losses) on investments:
Capital gain distributions received	—	57,563,722	—	4,559,122	—	16,217
Net realized gain (loss)	—	(2,291,160)	—	234,567	—	(7,479)

Realized gains (losses)	—	55,272,562	—	4,793,689	—	8,738

Unrealized appreciation (depreciation) during the period	—	(21,394,867)	—	(1,901,470)	—	7,868

Net increase (decrease) in contract owners’ equity from operations	—	35,358,588	—	3,220,521	—	17,998

Changes from principal transactions:
Purchase payments	—	1,977,360	—	122,503	—	—
Transfers between sub-accounts and the company	—	(304,735,752)	—	(26,627,524)	—	(174,602)
Withdrawals	—	(16,108,056)	—	(1,157,624)	—	—
Annual contract fee	—	(2,138,308)	—	(216,351)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	—	(321,004,756)	—	(27,878,996)	—	(174,602)

Total increase (decrease) in contract owners’ equity	—	(285,646,168)	—	(24,658,475)	—	(156,604)
Contract owners’ equity at beginning of period	—	285,646,168	—	24,658,475	—	156,604

Contract owners’ equity at end of period	$—	$—	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	—	—	1,417,212	—	10,314
Units issued	—	—	—	134,512	—	—
Units redeemed	—	—	—	(1,551,724)	—	(10,314)

Units, end of period	—	—	—	—	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III		Core Strategy Trust Series I
	2014	2013 (l)	2014	2013 (l)	2014	2013 (h)
Income:
Dividend distributions received	$—	$5,724,210	$—	$476,180	$3,211,442	$802,928
Expenses:
Mortality and expense risk and administrative charges	—	(4,270,570)	—	(166,170)	(1,245,548)	(85,974)

Net investment income (loss)	—	1,453,640	—	310,010	1,965,894	716,954

Realized gains (losses) on investments:
Capital gain distributions received	—	31,504,545	—	2,171,558	446,269	36,702
Net realized gain (loss)	—	(4,297,504)	—	(394,424)	877,054	(13,502)

Realized gains (losses)	—	27,207,041	—	1,777,134	1,323,323	23,200

Unrealized appreciation (depreciation) during the period	—	4,216,858	—	171,900	3,725,527	1,685,437

Net increase (decrease) in contract owners’ equity from operations	—	32,877,539	—	2,259,044	7,014,744	2,425,591

Changes from principal transactions:
Purchase payments	—	1,970,857	—	84,722	337,477	58,255
Transfers between sub-accounts and the company	—	(305,329,839)	—	(19,447,995)	498,539	138,032,311
Withdrawals	—	(18,454,179)	—	(970,032)	(13,456,331)	(807,895)
Annual contract fee	—	(2,069,176)	—	(163,013)	(918,918)	(54,840)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(323,882,337)	—	(20,496,318)	(13,539,233)	137,227,831

Total increase (decrease) in contract owners’ equity	—	(291,004,798)	—	(18,237,274)	(6,524,489)	139,653,422
Contract owners’ equity at beginning of period	—	291,004,798	—	18,237,274	139,653,422	—

Contract owners’ equity at end of period	$—	$—	$—	$—	$133,128,933	$139,653,422

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	17,001,503	—	1,053,937	10,217,653	—
Units issued	—	3,023,907	—	228,567	420,827	10,266,667
Units redeemed	—	(20,025,410)	—	(1,282,504)	(1,375,283)	(49,014)

Units, end of period	—	—	—	—	9,263,197	10,217,653

(h)	Sub-account available in prior year but no activity.
(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$76,491,427	$13,225,582	$201,326	$67,026	$—	$7,130,027
Expenses:
Mortality and expense risk and administrative charges	(50,662,287)	(13,097,052)	(125,617)	(130,210)	—	(2,818,486)

Net investment income (loss)	25,829,140	128,530	75,709	(63,184)	—	4,311,541

Realized gains (losses) on investments:
Capital gain distributions received	11,170,611	75,504,617	29,245	1,042,445	—	89,360,546
Net realized gain (loss)	103,622,002	18,804,046	690,290	83,449	—	(12,604,460)

Realized gains (losses)	114,792,613	94,308,663	719,535	1,125,894	—	76,756,086

Unrealized appreciation (depreciation) during the period	8,289,893	64,457,945	(329,344)	540,678	—	(55,058,309)

Net increase (decrease) in contract owners’ equity from operations	148,911,646	158,895,138	465,900	1,603,388	—	26,009,318

Changes from principal transactions:
Purchase payments	9,598,796	3,099,170	—	—	—	823,693
Transfers between sub-accounts and the company	39,151,033	2,828,285,685	—	551,346	—	(219,671,424)
Withdrawals	(308,934,967)	(71,907,564)	(3,046,145)	(736,330)	—	(9,452,993)
Annual contract fee	(23,659,403)	(6,108,754)	—	—	—	(1,346,898)

Net increase (decrease) in contract owners’ equity from principal transactions	(283,844,541)	2,753,368,537	(3,046,145)	(184,984)	—	(229,647,622)

Total increase (decrease) in contract owners’ equity	(134,932,895)	2,912,263,675	(2,580,245)	1,418,404	—	(203,638,304)
Contract owners’ equity at beginning of period	3,544,520,934	632,257,259	10,740,186	9,321,782	—	203,638,304

Contract owners’ equity at end of period	$3,409,588,039	$3,544,520,934	$8,159,941	$10,740,186	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	205,775,379	42,857,530	576,986	600,806	—	14,938,593
Units issued	13,909,533	169,852,427	11	28,148	—	141,543
Units redeemed	(29,252,151)	(6,934,578)	(154,475)	(51,968)	—	(15,080,136)

Units, end of period	190,432,761	205,775,379	422,522	576,986	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	DWS Equity 500 Index (i)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$225,505	$211,623	$4,309,374	$4,602,670	$2,410,496	$2,713,699
Expenses:
Mortality and expense risk and administrative charges	(238,336)	(235,905)	(3,590,932)	(3,649,886)	(2,434,304)	(2,542,207)

Net investment income (loss)	(12,831)	(24,282)	718,442	952,784	(23,808)	171,492

Realized gains (losses) on investments:
Capital gain distributions received	508,044	320,204	20,588,485	—	12,925,861	—
Net realized gain (loss)	1,070,046	744,960	7,227,192	3,401,909	14,753,305	8,724,153

Realized gains (losses)	1,578,090	1,065,164	27,815,677	3,401,909	27,679,166	8,724,153

Unrealized appreciation (depreciation) during the period	4,648	2,763,425	(14,742,460)	56,562,159	(19,435,708)	29,907,399

Net increase (decrease) in contract owners’ equity from operations	1,569,907	3,804,307	13,791,659	60,916,852	8,219,650	38,803,044

Changes from principal transactions:
Purchase payments	118,117	86,771	654,685	575,800	470,306	690,083
Transfers between sub-accounts and the company	(295,170)	222,326	(5,563,018)	(4,699,389)	(2,049,240)	3,067,298
Withdrawals	(1,951,393)	(2,504,963)	(30,726,047)	(28,713,662)	(25,567,520)	(23,523,504)
Annual contract fee	(68,207)	(74,896)	(360,384)	(411,458)	(460,204)	(504,042)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,196,653)	(2,270,762)	(35,994,764)	(33,248,709)	(27,606,658)	(20,270,165)

Total increase (decrease) in contract owners’ equity	(626,746)	1,533,545	(22,203,105)	27,668,143	(19,387,008)	18,532,879
Contract owners’ equity at beginning of period	15,602,676	14,069,132	257,076,633	229,408,490	166,190,530	147,657,651

Contract owners’ equity at end of period	$14,975,930	$15,602,677	$234,873,528	$257,076,633	$146,803,522	$166,190,530

	2014	2013	2014	2013	2014	2013
Units, beginning of period	547,663	636,808	6,433,211	7,401,908	7,613,665	8,600,783
Units issued	32,611	39,202	155,407	230,964	680,944	909,091
Units redeemed	(107,827)	(128,347)	(1,039,746)	(1,199,661)	(1,897,434)	(1,896,209)

Units, end of period	472,447	547,663	5,548,872	6,433,211	6,397,175	7,613,665

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series I
	2014 (g)	2013	2014 (g)	2013	2014	2013
Income:
Dividend distributions received	$77,980	$73,804	$98,713	$93,337	$1,429,811	$1,164,735
Expenses:
Mortality and expense risk and administrative charges	(172,928)	(182,947)	(308,017)	(328,698)	(457,639)	(447,348)

Net investment income (loss)	(94,948)	(109,143)	(209,304)	(235,361)	972,172	717,387

Realized gains (losses) on investments:
Capital gain distributions received	—	123,074	—	219,821	—	—
Net realized gain (loss)	910,869	1,402,784	2,782,971	2,510,239	4,251,923	2,346,316

Realized gains (losses)	910,869	1,525,858	2,782,971	2,730,060	4,251,923	2,346,316

Unrealized appreciation (depreciation) during the period	(80,474)	1,576,614	(1,391,164)	2,688,225	(4,039,638)	7,206,888

Net increase (decrease) in contract owners’ equity from operations	735,447	2,993,329	1,182,503	5,182,924	1,184,457	10,270,591

Changes from principal transactions:
Purchase payments	23,360	39,881	78,813	74,069	74,940	167,774
Transfers between sub-accounts and the company	(536,082)	(218,965)	(1,263,648)	1,621,893	(853,253)	(465,625)
Withdrawals	(1,206,629)	(1,038,436)	(3,583,364)	(3,240,096)	(6,916,440)	(4,180,180)
Annual contract fee	(36,576)	(42,100)	(56,814)	(65,942)	(262,919)	(270,540)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,755,927)	(1,259,620)	(4,825,013)	(1,610,076)	(7,957,672)	(4,748,571)

Total increase (decrease) in contract owners’ equity	(1,020,480)	1,733,709	(3,642,510)	3,572,848	(6,773,215)	5,522,020
Contract owners’ equity at beginning of period	12,224,626	10,490,917	22,428,647	18,855,799	51,742,044	46,220,024

Contract owners’ equity at end of period	$11,204,146	$12,224,626	$18,786,137	$22,428,647	$44,968,829	$51,742,044

	2014	2013	2014	2013	2014	2013
Units, beginning of period	680,298	751,722	1,195,459	1,291,549	3,007,665	3,311,639
Units issued	45,802	169,132	146,997	296,047	15,437	20,270
Units redeemed	(143,232)	(240,556)	(409,041)	(392,137)	(460,035)	(324,244)

Units, end of period	582,868	680,298	933,415	1,195,459	2,563,067	3,007,665

(g)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Holdings Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$32,602,216	$25,095,839	$112,692	$426,861	$—	$14,351,187
Expenses:
Mortality and expense risk and administrative charges	(17,682,538)	(17,646,351)	(867,946)	(935,107)	—	(12,953,204)

Net investment income (loss)	14,919,678	7,449,488	(755,254)	(508,246)	—	1,397,983

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	299,525,625
Net realized gain (loss)	18,809,331	(2,460,892)	2,937,927	593,679	—	23,242,985

Realized gains (losses)	18,809,331	(2,460,892)	2,937,927	593,679	—	322,768,610

Unrealized appreciation (depreciation) during the period	(16,326,726)	229,737,872	1,819,180	17,159,146	—	(218,299,774)

Net increase (decrease) in contract owners’ equity from operations	17,402,283	234,726,468	4,001,853	17,244,579	—	105,866,819

Changes from principal transactions:
Purchase payments	2,603,184	2,688,797	240,155	404,721	—	2,856,112
Transfers between sub-accounts and the company	(20,528,905)	(31,155,476)	(1,294,834)	(5,139,897)	—	(967,608,818)
Withdrawals	(117,569,240)	(86,720,695)	(11,139,402)	(10,877,626)	—	(64,102,751)
Annual contract fee	(7,355,693)	(7,622,896)	(243,911)	(273,885)	—	(6,080,281)

Net increase (decrease) in contract owners’ equity from principal transactions	(142,850,654)	(122,810,270)	(12,437,992)	(15,886,687)	—	(1,034,935,738)

Total increase (decrease) in contract owners’ equity	(125,448,371)	111,916,198	(8,436,139)	1,357,892	—	(929,068,919)
Contract owners’ equity at beginning of period	1,212,832,943	1,100,916,745	60,517,126	59,159,234	—	929,068,919

Contract owners’ equity at end of period	$1,087,384,572	$1,212,832,943	$52,080,987	$60,517,126	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	83,732,529	93,098,857	2,199,424	2,866,960	—	16,595,696
Units issued	13,474,136	550,589	86,742	148,759	—	3,858,911
Units redeemed	(23,902,847)	(9,916,917)	(528,574)	(816,295)	—	(20,454,607)

Units, end of period	73,303,818	83,732,529	1,757,592	2,199,424	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series III		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II
	2014	2013 (l)	2014	2013 (h)	2014	2013
Income:
Dividend distributions received	$—	$1,215,573	$1,476,386	$—	$877,483	$140,079
Expenses:
Mortality and expense risk and administrative charges	—	(523,980)	(918,455)	(25,152)	(1,025,446)	(247,266)

Net investment income (loss)	—	691,593	557,931	(25,152)	(147,963)	(107,187)

Realized gains (losses) on investments:
Capital gain distributions received	—	20,393,122	—	—	—	—
Net realized gain (loss)	—	1,881,290	1,089,704	2,336	2,055,619	703,284

Realized gains (losses)	—	22,274,412	1,089,704	2,336	2,055,619	703,284

Unrealized appreciation (depreciation) during the period	—	(15,232,751)	1,224,196	680,112	1,300,804	3,710,432

Net increase (decrease) in contract owners’ equity from operations	—	7,733,254	2,871,831	657,296	3,208,460	4,306,529

Changes from principal transactions:
Purchase payments	—	735,622	124,585	3,212	346,312	148,953
Transfers between sub-accounts and the company	—	(65,766,423)	261,437,993	24,502,747	206,199,610	21,005,864
Withdrawals	—	(4,454,231)	(7,745,072)	(321,888)	(11,751,949)	(3,405,059)
Annual contract fee	—	(358,049)	(94,394)	(3,341)	(241,666)	(69,452)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(69,843,081)	253,723,112	24,180,730	194,552,307	17,680,306

Total increase (decrease) in contract owners’ equity	—	(62,109,827)	256,594,943	24,838,026	197,760,767	21,986,835
Contract owners’ equity at beginning of period	—	62,109,827	24,838,026	—	36,341,963	14,355,128

Contract owners’ equity at end of period	$—	$—	$281,432,969	$24,838,026	$234,102,730	$36,341,963

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	4,483,757	1,198,374	—	1,686,180	861,808
Units issued	—	50,930	11,269,193	1,256,974	10,338,796	1,248,393
Units redeemed	—	(4,534,687)	(549,105)	(58,600)	(1,100,420)	(424,021)

Units, end of period	—	—	11,918,462	1,198,374	10,924,556	1,686,180

(h)	Sub-account available in prior year but no activity.
(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Allocation (i)
	2014 (n)	2013	2014 (n)	2013	2014	2013
Income:
Dividend distributions received	$4,242,730	$3,442,969	$2,972,680	$2,482,894	$15,932	$8,613
Expenses:
Mortality and expense risk and administrative charges	(3,385,677)	(4,022,214)	(2,934,086)	(3,738,168)	(11,199)	(11,338)

Net investment income (loss)	857,053	(579,245)	38,594	(1,255,274)	4,733	(2,725)

Realized gains (losses) on investments:
Capital gain distributions received	59,411,605	—	47,188,829	—	59,255	30,299
Net realized gain (loss)	87,202,276	19,861,051	61,761,371	6,052,208	26,272	8,005

Realized gains (losses)	146,613,881	19,861,051	108,950,200	6,052,208	85,527	38,304

Unrealized appreciation (depreciation) during the period	(132,835,615)	55,686,962	(97,871,408)	59,199,365	(86,565)	62,278

Net increase (decrease) in contract owners’ equity from operations	14,635,319	74,968,768	11,117,386	63,996,299	3,695	97,857

Changes from principal transactions:
Purchase payments	365,135	636,454	592,816	706,450	—	—
Transfers between sub-accounts and the company	(271,282,540)	(9,210,932)	(216,308,328)	(22,676,717)	(46,770)	(849)
Withdrawals	(30,911,226)	(34,191,618)	(30,635,236)	(34,920,457)	(36,642)	(11,133)
Annual contract fee	(340,730)	(437,851)	(673,729)	(906,501)	(1,372)	(1,708)

Net increase (decrease) in contract owners’ equity from principal transactions	(302,169,361)	(43,203,947)	(247,024,477)	(57,797,225)	(84,784)	(13,690)

Total increase (decrease) in contract owners’ equity	(287,534,042)	31,764,821	(235,907,091)	6,199,074	(81,089)	84,167
Contract owners’ equity at beginning of period	287,534,042	255,769,221	235,907,091	229,708,017	847,536	763,369

Contract owners’ equity at end of period	$—	$287,534,042	$—	$235,907,091	$766,447	$847,536

	2014	2013	2014	2013	2014	2013
Units, beginning of period	14,209,009	16,630,578	11,329,193	14,454,456	44,480	45,242
Units issued	97,560	91,761	766,030	1,075,956	738	127
Units redeemed	(14,306,569)	(2,513,330)	(12,095,223)	(4,201,219)	(5,211)	(889)

Units, end of period	—	14,209,009	—	11,329,193	40,007	44,480

(i)	Sub-account that invests in non-affiliated Trust.
(n)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$397,288	$228,655	$830,489	$316,407	$—	$10,636,698
Expenses:
Mortality and expense risk and administrative charges	(658,038)	(784,069)	(1,776,760)	(2,086,000)	—	(10,004,332)

Net investment income (loss)	(260,750)	(555,414)	(946,271)	(1,769,593)	—	632,366

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	162,249,939
Net realized gain (loss)	329,146	77,112	834,518	4,386,267	—	52,267,584

Realized gains (losses)	329,146	77,112	834,518	4,386,267	—	214,517,523

Unrealized appreciation (depreciation) during the period	445,492	(3,528,395)	1,214,303	(12,836,812)	—	(134,332,087)

Net increase (decrease) in contract owners’ equity from operations	513,888	(4,006,697)	1,102,550	(10,220,138)	—	80,817,802

Changes from principal transactions:
Purchase payments	76,249	80,506	207,145	408,823	—	2,269,850
Transfers between sub-accounts and the company	(1,584,192)	(2,695,054)	(4,821,680)	3,532,879	—	(746,951,390)
Withdrawals	(6,176,055)	(6,418,968)	(17,853,774)	(18,136,100)	—	(43,063,234)
Annual contract fee	(62,021)	(82,582)	(414,177)	(491,699)	—	(4,576,148)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,746,019)	(9,116,098)	(22,882,486)	(14,686,097)	—	(792,320,922)

Total increase (decrease) in contract owners’ equity	(7,232,131)	(13,122,795)	(21,779,936)	(24,906,235)	—	(711,503,120)
Contract owners’ equity at beginning of period	47,955,175	61,077,970	123,633,733	148,539,968	—	711,503,120

Contract owners’ equity at end of period	$40,723,044	$47,955,175	$101,853,797	$123,633,733	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,666,852	1,982,554	6,165,469	6,626,234	—	56,688,326
Units issued	64,162	119,005	817,631	1,530,388	—	440,133
Units redeemed	(336,555)	(434,707)	(1,752,547)	(1,991,153)	—	(57,128,459)

Units, end of period	1,394,459	1,666,852	5,230,553	6,165,469	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,953,878	$2,110,961	$934,845	$345,389	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,815,121)	(1,792,512)	(474,411)	(424,591)	(929,775)	(774,552)

Net investment income (loss)	1,138,757	318,449	460,434	(79,202)	(929,775)	(774,552)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	8,044,130	4,427,468
Net realized gain (loss)	9,882,780	8,550,722	1,913,333	34,026	9,675,145	6,785,422

Realized gains (losses)	9,882,780	8,550,722	1,913,333	34,026	17,719,275	11,212,890

Unrealized appreciation (depreciation) during the period	(16,089,231)	28,268,135	(3,630,987)	6,826,721	(870,663)	9,550,761

Net increase (decrease) in contract owners’ equity from operations	(5,067,694)	37,137,306	(1,257,220)	6,781,545	15,918,837	19,989,099

Changes from principal transactions:
Purchase payments	319,548	409,439	119,613	72,125	133,752	211,043
Transfers between sub-accounts and the company	20,840,673	(6,007,130)	30,870,398	737,785	2,127,965	1,971,696
Withdrawals	(17,967,682)	(14,821,406)	(4,922,316)	(4,666,281)	(8,349,889)	(5,813,511)
Annual contract fee	(361,160)	(381,606)	(119,733)	(117,629)	(149,595)	(141,010)

Net increase (decrease) in contract owners’ equity from principal transactions	2,831,379	(20,800,703)	25,947,962	(3,974,000)	(6,237,767)	(3,771,782)

Total increase (decrease) in contract owners’ equity	(2,236,315)	16,336,603	24,690,742	2,807,545	9,681,070	16,217,317
Contract owners’ equity at beginning of period	150,907,267	134,570,664	28,237,380	25,429,835	57,700,803	41,483,486

Contract owners’ equity at end of period	$148,670,952	$150,907,267	$52,928,122	$28,237,380	$67,381,873	$57,700,803

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,915,224	6,898,283	1,309,021	1,516,248	1,330,993	1,425,169
Units issued	1,072,287	141,075	1,805,066	223,171	229,203	280,891
Units redeemed	(1,003,398)	(1,124,134)	(434,678)	(430,398)	(362,977)	(375,067)

Units, end of period	5,984,113	5,915,224	2,679,409	1,309,021	1,197,219	1,330,993

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$5,820,984	$6,426,961	$5,426,171	$6,718,687
Expenses:
Mortality and expense risk and administrative charges	(1,284,792)	(1,115,711)	(1,154,016)	(1,066,426)	(1,499,939)	(1,530,173)

Net investment income (loss)	(1,284,792)	(1,115,711)	4,666,968	5,360,535	3,926,232	5,188,514

Realized gains (losses) on investments:
Capital gain distributions received	10,837,579	6,192,846	—	—	—	—
Net realized gain (loss)	14,274,388	10,640,763	888,708	1,159,210	1,232,902	3,554,681

Realized gains (losses)	25,111,967	16,833,609	888,708	1,159,210	1,232,902	3,554,681

Unrealized appreciation (depreciation) during the period	(2,941,588)	11,459,461	(5,956,349)	(1,957,352)	(6,044,038)	(3,249,778)

Net increase (decrease) in contract owners’ equity from operations	20,885,587	27,177,359	(400,673)	4,562,393	(884,904)	5,493,417

Changes from principal transactions:
Purchase payments	461,635	290,139	282,228	183,668	159,346	285,222
Transfers between sub-accounts and the company	2,654,295	4,239,075	(3,024,838)	50,691,566	(8,376,041)	43,230,718
Withdrawals	(13,550,990)	(10,897,380)	(11,018,749)	(9,383,935)	(15,346,250)	(17,514,036)
Annual contract fee	(258,543)	(246,429)	(412,250)	(276,490)	(320,660)	(325,676)

Net increase (decrease) in contract owners’ equity from principal transactions	(10,693,603)	(6,614,595)	(14,173,609)	41,214,809	(23,883,605)	25,676,228

Total increase (decrease) in contract owners’ equity	10,191,984	20,562,764	(14,574,282)	45,777,202	(24,768,509)	31,169,645
Contract owners’ equity at beginning of period	78,494,812	57,932,048	98,605,409	52,828,207	106,280,030	75,110,385

Contract owners’ equity at end of period	$88,686,796	$78,494,812	$84,031,127	$98,605,409	$81,511,521	$106,280,030

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,794,833	1,937,970	5,681,774	2,306,962	4,539,101	3,305,372
Units issued	482,489	449,196	852,010	4,558,789	1,408,439	3,861,106
Units redeemed	(675,506)	(592,333)	(1,537,927)	(1,183,977)	(2,188,649)	(2,627,377)

Units, end of period	1,601,816	1,794,833	4,995,857	5,681,774	3,758,891	4,539,101

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series II		International Equity Index Trust B Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$898,777	$719,458	$580,463	$515,651	$596,667	$496,754
Expenses:
Mortality and expense risk and administrative charges	(389,419)	(386,109)	(307,456)	(320,968)	(299,973)	(309,068)

Net investment income (loss)	509,358	333,349	273,007	194,683	296,694	187,686

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	547,010	(1,405,508)	1,891,524	(153,770)	522,255	465,990

Realized gains (losses)	547,010	(1,405,508)	1,891,524	(153,770)	522,255	465,990

Unrealized appreciation (depreciation) during the period	(3,073,286)	6,517,106	(3,603,017)	4,049,499	(1,985,653)	1,923,110

Net increase (decrease) in contract owners’ equity from operations	(2,016,918)	5,444,947	(1,438,486)	4,090,412	(1,166,704)	2,576,786

Changes from principal transactions:
Purchase payments	54,350	40,846	116,291	107,846	42,556	115,718
Transfers between sub-accounts and the company	344,086	5,938	(388,820)	421,122	(150,676)	(953,304)
Withdrawals	(2,811,182)	(3,117,022)	(3,376,860)	(2,345,049)	(1,865,307)	(2,016,653)
Annual contract fee	(51,907)	(58,390)	(50,607)	(64,272)	(53,600)	(58,993)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,464,653)	(3,128,628)	(3,699,996)	(1,880,353)	(2,027,027)	(2,913,232)

Total increase (decrease) in contract owners’ equity	(4,481,571)	2,316,319	(5,138,482)	2,210,059	(3,193,731)	(336,446)
Contract owners’ equity at beginning of period	27,638,660	25,322,341	20,858,403	18,648,344	21,396,799	21,733,245

Contract owners’ equity at end of period	$23,157,089	$27,638,660	$15,719,921	$20,858,403	$18,203,068	$21,396,799

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,507,205	1,705,410	1,069,297	1,164,060	1,430,660	1,641,475
Units issued	118,083	131,246	231,014	237,852	84,406	142,335
Units redeemed	(254,535)	(329,451)	(431,059)	(332,615)	(220,891)	(353,150)

Units, end of period	1,370,753	1,507,205	869,252	1,069,297	1,294,175	1,430,660

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series II		International Equity Index Trust B Series NAV		International Growth Stock Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$547,790	$480,854	$471,883	$430,397	$320,013	$192,449
Expenses:
Mortality and expense risk and administrative charges	(320,968)	(350,843)	(260,259)	(287,875)	(303,552)	(296,125)

Net investment income (loss)	226,822	130,011	211,624	142,522	16,461	(103,676)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	863,531	625,467	(737,932)	(1,186,723)	929,231	523,441

Realized gains (losses)	863,531	625,467	(737,932)	(1,186,723)	929,231	523,441

Unrealized appreciation (depreciation) during the period	(2,246,538)	1,916,213	(326,156)	3,251,885	(1,202,026)	2,702,725

Net increase (decrease) in contract owners’ equity from operations	(1,156,185)	2,671,691	(852,464)	2,207,684	(256,334)	3,122,490

Changes from principal transactions:
Purchase payments	110,551	94,830	83,397	89,546	225,700	92,795
Transfers between sub-accounts and the company	(128,144)	(1,585,725)	(159,038)	70,513	611,234	(195,646)
Withdrawals	(3,421,680)	(2,910,256)	(3,171,545)	(3,100,471)	(2,302,058)	(2,826,201)
Annual contract fee	(75,077)	(86,332)	(80,255)	(93,484)	(49,007)	(48,557)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,514,350)	(4,487,483)	(3,327,441)	(3,033,896)	(1,514,131)	(2,977,609)

Total increase (decrease) in contract owners’ equity	(4,670,535)	(1,815,792)	(4,179,905)	(826,212)	(1,770,465)	144,881
Contract owners’ equity at beginning of period	22,765,125	24,580,917	18,356,338	19,182,550	20,531,118	20,386,237

Contract owners’ equity at end of period	$18,094,590	$22,765,125	$14,176,433	$18,356,338	$18,760,653	$20,531,118

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,530,741	1,860,244	1,535,483	1,807,557	1,346,516	1,564,685
Units issued	243,623	310,490	45,294	92,879	314,948	216,218
Units redeemed	(476,192)	(639,993)	(316,977)	(364,953)	(411,602)	(434,387)

Units, end of period	1,298,172	1,530,741	1,263,800	1,535,483	1,249,862	1,346,516

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$416,973	$549,291	$234,344	$349,180	$2,259,666	$1,513,353
Expenses:
Mortality and expense risk and administrative charges	(457,149)	(452,821)	(321,921)	(334,630)	(1,237,352)	(1,295,467)

Net investment income (loss)	(40,176)	96,470	(87,577)	14,550	1,022,314	217,886

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,808,367	1,182,348	1,842,639	1,235,243	(1,271,965)	(4,819,992)

Realized gains (losses)	1,808,367	1,182,348	1,842,639	1,235,243	(1,271,965)	(4,819,992)

Unrealized appreciation (depreciation) during the period	(4,194,432)	5,578,036	(3,363,588)	3,444,311	(11,098,444)	23,876,188

Net increase (decrease) in contract owners’ equity from operations	(2,426,241)	6,856,854	(1,608,526)	4,694,104	(11,348,095)	19,274,082

Changes from principal transactions:
Purchase payments	56,982	47,191	126,059	83,282	239,780	186,565
Transfers between sub-accounts and the company	(650,638)	(1,015,597)	(515,071)	1,348,433	(1,398,266)	(2,197,066)
Withdrawals	(3,254,897)	(2,908,608)	(3,770,161)	(3,493,119)	(10,661,901)	(9,738,411)
Annual contract fee	(74,535)	(74,357)	(64,406)	(68,715)	(168,759)	(187,886)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,923,088)	(3,951,371)	(4,223,579)	(2,130,119)	(11,989,146)	(11,936,798)

Total increase (decrease) in contract owners’ equity	(6,349,329)	2,905,483	(5,832,105)	2,563,985	(23,337,241)	7,337,284
Contract owners’ equity at beginning of period	33,239,132	30,333,649	23,314,301	20,750,316	93,535,082	86,197,798

Contract owners’ equity at end of period	$26,889,803	$33,239,132	$17,482,196	$23,314,301	$70,197,841	$93,535,082

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,854,233	2,106,985	1,320,331	1,455,799	4,246,497	4,864,597
Units issued	109,887	100,946	224,160	289,944	152,612	192,107
Units redeemed	(330,924)	(353,698)	(456,347)	(425,412)	(709,217)	(810,207)

Units, end of period	1,633,196	1,854,233	1,088,144	1,320,331	3,689,892	4,246,497

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,954,804	$1,315,845	$5,019,233	$6,979,948	$2,486,614	$3,544,345
Expenses:
Mortality and expense risk and administrative charges	(1,247,351)	(1,369,079)	(1,872,587)	(2,001,849)	(1,417,875)	(1,592,398)

Net investment income (loss)	707,453	(53,234)	3,146,646	4,978,099	1,068,739	1,951,947

Realized gains (losses) on investments:
Capital gain distributions received	—	—	393,123	3,459,481	205,950	1,866,745
Net realized gain (loss)	2,747,771	(3,613,877)	1,904,744	3,479,000	604,125	2,091,191

Realized gains (losses)	2,747,771	(3,613,877)	2,297,867	6,938,481	810,075	3,957,936

Unrealized appreciation (depreciation) during the period	(14,246,438)	22,222,176	2,137,298	(17,528,831)	1,487,888	(9,652,979)

Net increase (decrease) in contract owners’ equity from operations	(10,791,214)	18,555,065	7,581,811	(5,612,251)	3,366,702	(3,743,096)

Changes from principal transactions:
Purchase payments	298,570	533,585	412,433	506,713	300,922	300,191
Transfers between sub-accounts and the company	(179,602)	(534,725)	118,491	12,669,805	1,813,959	1,735,103
Withdrawals	(13,240,132)	(14,562,845)	(23,298,742)	(18,110,811)	(13,357,448)	(15,654,885)
Annual contract fee	(242,755)	(282,833)	(842,346)	(887,040)	(344,612)	(403,238)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,363,919)	(14,846,818)	(23,610,164)	(5,821,333)	(11,587,179)	(14,022,829)

Total increase (decrease) in contract owners’ equity	(24,155,133)	3,708,247	(16,028,353)	(11,433,584)	(8,220,477)	(17,765,925)
Contract owners’ equity at beginning of period	90,010,076	86,301,829	181,114,210	192,547,794	95,945,529	113,711,454

Contract owners’ equity at end of period	$65,854,943	$90,010,076	$165,085,857	$181,114,210	$87,725,052	$95,945,529

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,778,188	4,463,282	9,980,414	10,048,782	5,353,529	5,945,106
Units issued	352,520	465,226	286,143	1,285,772	794,606	1,265,306
Units redeemed	(920,844)	(1,150,320)	(1,571,518)	(1,354,140)	(1,326,087)	(1,856,883)

Units, end of period	3,209,864	3,778,188	8,695,039	9,980,414	4,822,048	5,353,529

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series II		Lifestyle Aggressive Trust PS Series I
	2014 (b)	2013	2014 (b)	2013	2014 (h)	2013
Income:
Dividend distributions received	$2,371,035	$2,102,350	$3,417,915	$3,336,899	$16,507	$—
Expenses:
Mortality and expense risk and administrative charges	(1,320,258)	(1,249,447)	(2,243,877)	(2,424,268)	(11,219)	—

Net investment income (loss)	1,050,777	852,903	1,174,038	912,631	5,288	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	19,812	—
Net realized gain (loss)	3,846,316	1,282,322	5,374,858	603,546	92,704	—

Realized gains (losses)	3,846,316	1,282,322	5,374,858	603,546	112,516	—

Unrealized appreciation (depreciation) during the period	(4,881,973)	16,430,489	(6,657,263)	32,228,145	(18,186)	—

Net increase (decrease) in contract owners’ equity from operations	15,120	18,565,714	(108,367)	33,744,322	99,618	—

Changes from principal transactions:
Purchase payments	509,749	847,146	1,003,254	1,463,809	14,276	—
Transfers between sub-accounts and the company	(3,292,461)	5,911,749	(5,505,979)	(4,428,814)	638,707	—
Withdrawals	(6,848,193)	(7,122,833)	(27,016,854)	(19,290,024)	(11,131)	—
Annual contract fee	(301,053)	(289,378)	(472,099)	(554,834)	(1,325)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(9,931,958)	(653,316)	(31,991,678)	(22,809,863)	640,527	—

Total increase (decrease) in contract owners’ equity	(9,916,838)	17,912,398	(32,100,045)	10,934,459	740,145	—
Contract owners’ equity at beginning of period	92,832,215	74,919,817	159,376,908	148,442,449	—	—

Contract owners’ equity at end of period	$82,915,377	$92,832,215	$127,276,863	$159,376,908	$740,145	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,195,022	4,256,656	7,321,364	8,462,791	—	—
Units issued	166,820	600,937	705,417	593,324	144,043	—
Units redeemed	(618,634)	(662,571)	(2,127,082)	(1,734,751)	(88,357)	—

Units, end of period	3,743,208	4,195,022	5,899,699	7,321,364	55,686	—

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust PS Series II		Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series II
	2014	2013 (h)	2014 (c)	2013	2014 (c)	2013
Income:
Dividend distributions received	$78,521	$436	$16,997,615	$18,360,045	$206,622,333	$229,106,085
Expenses:
Mortality and expense risk and administrative charges	(47,770)	(8)	(7,874,431)	(8,355,660)	(124,272,919)	(136,717,958)

Net investment income (loss)	30,751	428	9,123,184	10,004,385	82,349,414	92,388,127

Realized gains (losses) on investments:
Capital gain distributions received	103,267	—	—	—	—	—
Net realized gain (loss)	31,975	—	25,972,275	16,563,752	97,737,282	(4,516,919)

Realized gains (losses)	135,242	—	25,972,275	16,563,752	97,737,282	(4,516,919)

Unrealized appreciation (depreciation) during the period	(15,484)	20	(15,812,094)	45,579,450	29,786,251	839,175,561

Net increase (decrease) in contract owners’ equity from operations	150,509	448	19,283,365	72,147,587	209,872,947	927,046,769

Changes from principal transactions:
Purchase payments	2,750	—	1,487,381	1,942,046	22,314,984	30,769,070
Transfers between sub-accounts and the company	3,893,928	23,057	(25,008,067)	5,602,898	(488,970,792)	(66,112,726)
Withdrawals	(206,476)	—	(73,705,636)	(68,038,221)	(978,445,124)	(878,901,733)
Annual contract fee	(13,623)	—	(2,763,196)	(2,900,000)	(46,417,255)	(51,085,741)

Net increase (decrease) in contract owners’ equity from principal transactions	3,676,579	23,057	(99,989,518)	(63,393,277)	(1,491,518,187)	(965,331,130)

Total increase (decrease) in contract owners’ equity	3,827,088	23,505	(80,706,153)	8,754,310	(1,281,645,240)	(38,284,361)
Contract owners’ equity at beginning of period	23,505	—	672,127,589	663,373,279	8,946,097,565	8,984,381,926

Contract owners’ equity at end of period	$3,850,593	$23,505	$591,421,436	$672,127,589	$7,664,452,325	$8,946,097,565

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,838	—	33,735,026	36,807,051	465,660,116	514,301,137
Units issued	342,908	1,838	616,954	1,780,850	32,253,540	27,163,886
Units redeemed	(53,657)	—	(5,580,091)	(4,852,875)	(104,217,230)	(75,804,907)

Units, end of period	291,089	1,838	28,771,889	33,735,026	393,696,426	465,660,116

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II
	2014 (c)	2013	2014	2013 (a)	2014	2013
Income:
Dividend distributions received	$2,654	$2,326	$291,086	$2,871	$11,917,531	$3,638,817
Expenses:
Mortality and expense risk and administrative charges	(1,076)	(948)	(90,721)	(64)	(5,882,150)	(2,126,024)

Net investment income (loss)	1,578	1,378	200,365	2,807	6,035,381	1,512,793

Realized gains (losses) on investments:
Capital gain distributions received	—	—	127,937	—	6,782,322	4,027,715
Net realized gain (loss)	166	97	36,599	(16)	4,032,771	1,672,348

Realized gains (losses)	166	97	164,536	(16)	10,815,093	5,700,063

Unrealized appreciation (depreciation) during the period	881	7,050	(5,190)	(1,620)	997,281	11,918,134

Net increase (decrease) in contract owners’ equity from operations	2,625	8,525	359,711	1,171	17,847,755	19,130,990

Changes from principal transactions:
Purchase payments	4,456	4,414	27,775	—	3,310,428	1,745,646
Transfers between sub-accounts and the company	—	—	10,811,591	144,109	284,957,189	27,126,101
Withdrawals	—	—	(520,901)	(3,000)	(32,250,810)	(4,968,132)
Annual contract fee	—	—	(37,668)	—	(3,482,974)	(1,982,023)

Net increase (decrease) in contract owners’ equity from principal transactions	4,456	4,414	10,280,797	141,109	252,533,833	21,921,592

Total increase (decrease) in contract owners’ equity	7,081	12,939	10,640,508	142,280	270,381,588	41,052,582
Contract owners’ equity at beginning of period	83,905	70,966	142,280	—	205,650,300	164,597,718

Contract owners’ equity at end of period	$90,986	$83,905	$10,782,788	$142,280	$476,031,888	$205,650,300

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,893	4,616	11,257	—	13,892,525	12,280,686
Units issued	258	277	879,769	11,499	22,723,235	2,450,453
Units redeemed	—	—	(76,425)	(242)	(4,483,936)	(838,614)

Units, end of period	5,151	4,893	814,601	11,257	32,131,824	13,892,525

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(c)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I
	2014 (d)	2013	2014 (d)	2013	2014 (h)	2013
Income:
Dividend distributions received	$4,233,496	$6,093,150	$39,718,644	$60,509,290	$114,742	$—
Expenses:
Mortality and expense risk and administrative charges	(2,062,396)	(2,562,604)	(25,107,446)	(32,566,959)	(28,067)	—

Net investment income (loss)	2,171,100	3,530,546	14,611,198	27,942,331	86,675	—

Realized gains (losses) on investments:
Capital gain distributions received	8,925,964	5,992,850	92,033,861	62,381,138	45,731	—
Net realized gain (loss)	665,636	5,913,364	23,025,960	119,353,362	10,280	—

Realized gains (losses)	9,591,600	11,906,214	115,059,821	181,734,500	56,011	—

Unrealized appreciation (depreciation) during the period	(5,682,712)	(10,480,163)	(74,442,442)	(166,104,387)	(79,910)	—

Net increase (decrease) in contract owners’ equity from operations	6,079,988	4,956,597	55,228,577	43,572,444	62,776	—

Changes from principal transactions:
Purchase payments	202,613	337,997	2,449,856	6,214,303	2,145	—
Transfers between sub-accounts and the company	(5,200,810)	(34,959,130)	(121,519,062)	(351,496,843)	5,114,067	—
Withdrawals	(24,329,079)	(20,979,804)	(243,350,281)	(252,000,635)	(1,255,836)	—
Annual contract fee	(626,092)	(789,389)	(10,067,164)	(12,772,945)	(1,949)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(29,953,368)	(56,390,326)	(372,486,651)	(610,056,120)	3,858,427	—

Total increase (decrease) in contract owners’ equity	(23,873,380)	(51,433,729)	(317,258,074)	(566,483,676)	3,921,203	—
Contract owners’ equity at beginning of period	174,331,332	225,765,061	1,825,239,709	2,391,723,385	—	—

Contract owners’ equity at end of period	$150,457,952	$174,331,332	$1,507,981,635	$1,825,239,709	$3,921,203	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,614,622	11,374,734	100,412,908	133,397,942	—	—
Units issued	642,306	832,262	12,277,078	8,542,023	510,961	—
Units redeemed	(2,016,629)	(3,592,374)	(31,298,234)	(41,527,057)	(210,458)	—

Units, end of period	7,240,299	8,614,622	81,391,752	100,412,908	300,503	—

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust PS Series II		Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II
	2014	2013	2014 (e)	2013	2014 (e)	2013
Income:
Dividend distributions received	$2,479,955	$1,021,731	$16,905,117	$15,982,594	$286,401,704	$281,704,800
Expenses:
Mortality and expense risk and administrative charges	(1,143,752)	(669,762)	(7,651,524)	(7,795,455)	(176,572,425)	(188,999,504)

Net investment income (loss)	1,336,203	351,969	9,253,593	8,187,139	109,829,279	92,705,296

Realized gains (losses) on investments:
Capital gain distributions received	1,134,597	548,708	—	—	—	—
Net realized gain (loss)	1,112,300	1,062,088	32,278,672	15,634,765	206,720,292	13,970,832

Realized gains (losses)	2,246,897	1,610,796	32,278,672	15,634,765	206,720,292	13,970,832

Unrealized appreciation (depreciation) during the period	(728,123)	(786,280)	(34,894,864)	83,410,738	(240,311,343)	1,879,743,678

Net increase (decrease) in contract owners’ equity from operations	2,854,977	1,176,485	6,637,401	107,232,642	76,238,228	1,986,419,806

Changes from principal transactions:
Purchase payments	711,798	673,970	3,283,132	3,459,839	40,778,984	46,935,665
Transfers between sub-accounts and the company	53,286,205	(7,648,993)	(20,914,642)	14,554,094	(868,961,921)	254,886,742
Withdrawals	(11,275,541)	(2,388,334)	(72,077,441)	(55,659,833)	(1,355,100,660)	(1,078,403,722)
Annual contract fee	(738,530)	(541,073)	(3,209,540)	(3,250,175)	(68,512,476)	(74,006,475)

Net increase (decrease) in contract owners’ equity from principal transactions	41,983,932	(9,904,430)	(92,918,491)	(40,896,075)	(2,251,796,073)	(850,587,790)

Total increase (decrease) in contract owners’ equity	44,838,909	(8,727,945)	(86,281,090)	66,336,567	(2,175,557,845)	1,135,832,016
Contract owners’ equity at beginning of period	45,903,529	54,631,474	683,479,694	617,143,127	12,998,168,659	11,862,336,643

Contract owners’ equity at end of period	$90,742,438	$45,903,529	$597,198,604	$683,479,694	$10,822,610,814	$12,998,168,659

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,377,566	4,108,791	35,064,127	37,057,992	666,340,790	708,897,028
Units issued	5,894,004	403,848	1,272,587	2,221,476	59,546,943	48,415,876
Units redeemed	(2,696,048)	(1,135,073)	(5,985,898)	(4,215,341)	(170,640,819)	(90,972,114)

Units, end of period	6,575,522	3,377,566	30,350,816	35,064,127	555,246,914	666,340,790

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II
	2014 (e)	2013	2014	2013 (a)	2014	2013
Income:
Dividend distributions received	$19,757	$16,178	$544,834	$35,180	$30,200,217	$3,490,788
Expenses:
Mortality and expense risk and administrative charges	(8,285)	(7,535)	(190,621)	(1,372)	(15,058,616)	(2,350,533)

Net investment income (loss)	11,472	8,643	354,213	33,808	15,141,601	1,140,255

Realized gains (losses) on investments:
Capital gain distributions received	—	—	233,099	—	13,252,732	5,859,201
Net realized gain (loss)	1,490	855	111,134	13	7,379,789	1,357,215

Realized gains (losses)	1,490	855	344,233	13	20,632,521	7,216,416

Unrealized appreciation (depreciation) during the period	(5,755)	93,961	121,124	26,103	11,502,376	22,749,167

Net increase (decrease) in contract owners’ equity from operations	7,207	103,459	819,570	59,924	47,276,498	31,105,838

Changes from principal transactions:
Purchase payments	—	—	218,276	200	5,169,251	3,617,125
Transfers between sub-accounts and the company	—	—	19,669,607	2,382,962	1,032,865,160	89,866,147
Withdrawals	—	—	(1,730,963)	—	(81,336,975)	(3,706,481)
Annual contract fee	—	—	(99,321)	(1,657)	(7,497,463)	(1,957,020)

Net increase (decrease) in contract owners’ equity from principal transactions	—	—	18,057,599	2,381,505	949,199,973	87,819,771

Total increase (decrease) in contract owners’ equity	7,207	103,459	18,877,169	2,441,429	996,476,471	118,925,609
Contract owners’ equity at beginning of period	679,563	576,104	2,441,429	—	283,825,987	164,900,378

Contract owners’ equity at end of period	$686,770	$679,563	$21,318,598	$2,441,429	$1,280,302,458	$283,825,987

	2014	2013	2014	2013	2014	2013
Units, beginning of period	36,483	36,483	191,976	—	18,545,220	12,312,492
Units issued	—	—	1,640,155	191,976	76,137,704	6,668,219
Units redeemed	—	—	(235,191)	—	(8,898,061)	(435,491)

Units, end of period	36,483	36,483	1,596,940	191,976	85,784,863	18,545,220

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I
	2014 (f)	2013	2014 (f)	2013	2014	2013 (a)
Income:
Dividend distributions received	$6,335,538	$7,108,550	$64,738,338	$74,269,400	$98,100	$1,938
Expenses:
Mortality and expense risk and administrative charges	(2,941,886)	(3,108,723)	(38,439,029)	(42,660,215)	(28,773)	(49)

Net investment income (loss)	3,393,652	3,999,827	26,299,309	31,609,185	69,327	1,889

Realized gains (losses) on investments:
Capital gain distributions received	10,916,498	—	119,251,690	—	55,444	—
Net realized gain (loss)	11,020,562	9,409,098	118,009,978	31,693,835	11,317	—

Realized gains (losses)	21,937,060	9,409,098	237,261,668	31,693,835	66,761	—

Unrealized appreciation (depreciation) during the period	(16,803,329)	7,562,718	(182,498,875)	162,291,470	(38,590)	(770)

Net increase (decrease) in contract owners’ equity from operations	8,527,383	20,971,643	81,062,102	225,594,490	97,498	1,119

Changes from principal transactions:
Purchase payments	453,781	408,108	8,162,878	10,494,182	25,103	—
Transfers between sub-accounts and the company	(8,945,300)	(971,399)	(119,128,749)	(49,879,771)	3,589,584	89,926
Withdrawals	(26,193,500)	(22,749,097)	(299,071,130)	(273,657,586)	(274,641)	—
Annual contract fee	(949,170)	(1,000,264)	(15,130,736)	(16,662,562)	(8,866)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(35,634,189)	(24,312,652)	(425,167,737)	(329,705,737)	3,331,180	89,926

Total increase (decrease) in contract owners’ equity	(27,106,806)	(3,341,009)	(344,105,635)	(104,111,247)	3,428,678	91,045
Contract owners’ equity at beginning of period	246,754,362	250,095,371	2,739,141,372	2,843,252,619	91,045	—

Contract owners’ equity at end of period	$219,647,556	$246,754,362	$2,395,035,737	$2,739,141,372	$3,519,723	$91,045

	2014	2013	2014	2013	2014	2013
Units, beginning of period	11,895,950	13,079,532	145,237,611	162,047,959	7,228	—
Units issued	601,909	1,060,539	14,176,505	12,286,570	293,280	7,228
Units redeemed	(2,239,759)	(2,244,121)	(34,796,600)	(29,096,918)	(33,321)	—

Units, end of period	10,258,100	11,895,950	124,617,516	145,237,611	267,187	7,228

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(f)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate Trust PS Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,121,080	$1,644,303	$313,429	$355,167	$476,998	$577,563
Expenses:
Mortality and expense risk and administrative charges	(1,923,384)	(1,005,515)	(497,913)	(511,776)	(1,014,642)	(1,086,545)

Net investment income (loss)	2,197,696	638,788	(184,484)	(156,609)	(537,644)	(508,982)

Realized gains (losses) on investments:
Capital gain distributions received	3,099,379	1,459,156	1,888,384	1,763,002	3,673,600	3,524,991
Net realized gain (loss)	1,782,446	1,314,480	2,755,052	2,795,765	5,428,171	3,991,983

Realized gains (losses)	4,881,825	2,773,636	4,643,436	4,558,767	9,101,771	7,516,974

Unrealized appreciation (depreciation) during the period	(1,257,679)	3,404,245	(2,062,366)	4,636,804	(4,099,312)	11,291,143

Net increase (decrease) in contract owners’ equity from operations	5,821,842	6,816,669	2,396,586	9,038,962	4,464,815	18,299,135

Changes from principal transactions:
Purchase payments	845,376	814,892	172,148	133,736	283,494	232,038
Transfers between sub-accounts and the company	80,291,139	2,104,122	(1,244,861)	127,745	(2,500,471)	71,928
Withdrawals	(11,220,907)	(2,598,890)	(4,791,880)	(3,774,810)	(11,194,029)	(12,053,886)
Annual contract fee	(1,278,985)	(903,812)	(75,686)	(82,405)	(235,333)	(269,892)

Net increase (decrease) in contract owners’ equity from principal transactions	68,636,623	(583,688)	(5,940,279)	(3,595,734)	(13,646,339)	(12,019,812)

Total increase (decrease) in contract owners’ equity	74,458,465	6,232,981	(3,543,693)	5,443,228	(9,181,524)	6,279,323
Contract owners’ equity at beginning of period	85,029,414	78,796,433	35,849,568	30,406,340	70,021,695	63,742,372

Contract owners’ equity at end of period	$159,487,879	$85,029,414	$32,305,875	$35,849,568	$60,840,171	$70,021,695

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,852,060	5,876,875	1,159,515	1,288,200	2,501,068	2,956,341
Units issued	6,823,724	814,256	51,706	161,423	143,337	375,862
Units redeemed	(1,787,524)	(839,071)	(241,631)	(290,108)	(613,871)	(831,135)

Units, end of period	10,888,260	5,852,060	969,590	1,159,515	2,030,534	2,501,068

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$163,194	$57,427	$—	$—	$455,957	$650,973
Expenses:
Mortality and expense risk and administrative charges	(2,204,578)	(2,222,561)	(1,485,803)	(1,584,346)	(938,111)	(957,310)

Net investment income (loss)	(2,041,384)	(2,165,134)	(1,485,803)	(1,584,346)	(482,154)	(306,337)

Realized gains (losses) on investments:
Capital gain distributions received	29,166,118	2,870,631	17,280,478	1,794,546	5,927,103	4,261,809
Net realized gain (loss)	11,735,822	7,918,453	11,478,006	12,419,912	6,524,202	5,969,802

Realized gains (losses)	40,901,940	10,789,084	28,758,484	14,214,458	12,451,305	10,231,611

Unrealized appreciation (depreciation) during the period	(28,866,751)	39,626,030	(21,984,204)	16,368,967	(6,443,704)	6,881,735

Net increase (decrease) in contract owners’ equity from operations	9,993,805	48,249,980	5,288,477	28,999,079	5,525,447	16,807,009

Changes from principal transactions:
Purchase payments	429,404	568,362	408,561	325,082	129,690	195,938
Transfers between sub-accounts and the company	(8,697,534)	(9,363,518)	(10,505,077)	326,344	(2,561,925)	(1,798,678)
Withdrawals	(19,518,156)	(17,397,322)	(14,213,253)	(18,854,262)	(8,690,031)	(8,127,284)
Annual contract fee	(547,860)	(585,803)	(287,553)	(332,510)	(171,189)	(195,330)

Net increase (decrease) in contract owners’ equity from principal transactions	(28,334,146)	(26,778,281)	(24,597,322)	(18,535,346)	(11,293,455)	(9,925,354)

Total increase (decrease) in contract owners’ equity	(18,340,341)	21,471,699	(19,308,845)	10,463,733	(5,768,008)	6,881,655
Contract owners’ equity at beginning of period	171,939,094	150,467,395	104,324,081	93,860,348	67,445,115	60,563,460

Contract owners’ equity at end of period	$153,598,753	$171,939,094	$85,015,236	$104,324,081	$61,677,107	$67,445,115

	2014	2013	2014	2013	2014	2013
Units, beginning of period	7,278,047	8,616,280	3,527,594	4,243,643	2,708,394	3,149,507
Units issued	143,396	271,225	360,564	738,075	63,308	135,584
Units redeemed	(1,296,917)	(1,609,458)	(1,153,532)	(1,454,124)	(498,523)	(576,697)

Units, end of period	6,124,526	7,278,047	2,734,626	3,527,594	2,273,179	2,708,394

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust B Series NAV		Money Market Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$358,203	$597,034	$—	$1,984	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,144,974)	(1,208,924)	(212,267)	(302,087)	(1,119,550)	(1,596,212)

Net investment income (loss)	(786,771)	(611,890)	(212,267)	(300,103)	(1,119,550)	(1,596,212)

Realized gains (losses) on investments:
Capital gain distributions received	6,482,342	4,829,005	211	854	1,950	6,762
Net realized gain (loss)	8,595,448	7,917,633	—	—	—	—

Realized gains (losses)	15,077,790	12,746,638	211	854	1,950	6,762

Unrealized appreciation (depreciation) during the period	(8,503,574)	6,683,911	(1)	—	1	(1)

Net increase (decrease) in contract owners’ equity from operations	5,787,445	18,818,659	(212,057)	(299,249)	(1,117,599)	(1,589,451)

Changes from principal transactions:
Purchase payments	214,210	197,549	1,110,657	285,977	1,408,406	2,268,274
Transfers between sub-accounts and the company	(2,849,168)	(424,591)	(2,473,268)	(1,590,850)	(14,151,177)	(14,888,341)
Withdrawals	(12,177,930)	(12,634,139)	(1,987,058)	(6,785,419)	(9,296,257)	(28,376,904)
Annual contract fee	(229,790)	(260,513)	(82,852)	(126,127)	(279,109)	(382,154)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,042,678)	(13,121,694)	(3,432,521)	(8,216,419)	(22,318,137)	(41,379,125)

Total increase (decrease) in contract owners’ equity	(9,255,233)	5,696,965	(3,644,578)	(8,515,668)	(23,435,736)	(42,968,576)
Contract owners’ equity at beginning of period	75,225,710	69,528,745	16,054,633	24,570,301	90,661,555	133,630,131

Contract owners’ equity at end of period	$65,970,477	$75,225,710	$12,410,055	$16,054,633	$67,225,819	$90,661,555

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,115,651	3,713,246	1,341,520	2,022,211	6,090,758	8,933,742
Units issued	88,998	228,871	91,683	496,475	115,562	1,589,750
Units redeemed	(688,993)	(826,466)	(380,483)	(1,177,166)	(1,661,975)	(4,432,734)

Units, end of period	2,515,656	3,115,651	1,052,720	1,341,520	4,544,345	6,090,758

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust Series II		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2014	2013	2014	2013	2014 (o)	2013
Income:
Dividend distributions received	$—	$—	$6,606,653	$2,907,393	$736,221	$275,148
Expenses:
Mortality and expense risk and administrative charges	(5,224,069)	(7,926,379)	(1,898,537)	(1,916,235)	(890,705)	(1,221,881)

Net investment income (loss)	(5,224,069)	(7,926,379)	4,708,116	991,158	(154,484)	(946,733)

Realized gains (losses) on investments:
Capital gain distributions received	8,687	30,374	3,708,126	—	—	—
Net realized gain (loss)	—	—	17,869,487	17,053,902	(11,301,864)	1,097,455

Realized gains (losses)	8,687	30,374	21,577,613	17,053,902	(11,301,864)	1,097,455

Unrealized appreciation (depreciation) during the period	(1)	(2)	(13,082,994)	33,078,170	6,284,442	846,418

Net increase (decrease) in contract owners’ equity from operations	(5,215,383)	(7,896,007)	13,202,735	51,123,230	(5,171,906)	997,140

Changes from principal transactions:
Purchase payments	1,316,957	3,201,206	678,225	799,843	305,733	326,235
Transfers between sub-accounts and the company	(64,414,943)	(66,205,528)	(3,648,025)	(15,846,575)	(56,356,385)	(8,985,058)
Withdrawals	(41,038,455)	(176,118,372)	(28,050,104)	(18,106,004)	(9,194,542)	(10,410,478)
Annual contract fee	(2,411,002)	(3,417,064)	(1,319,704)	(1,363,885)	(170,909)	(255,268)

Net increase (decrease) in contract owners’ equity from principal transactions	(106,547,443)	(242,539,758)	(32,339,608)	(34,516,621)	(65,416,103)	(19,324,569)

Total increase (decrease) in contract owners’ equity	(111,762,826)	(250,435,765)	(19,136,873)	16,606,609	(70,588,009)	(18,327,429)
Contract owners’ equity at beginning of period	403,055,243	653,491,008	218,630,410	202,023,801	70,588,009	88,915,438

Contract owners’ equity at end of period	$291,292,417	$403,055,243	$199,493,537	$218,630,410	$—	$70,588,009

	2014	2013	2014	2013	2014	2013
Units, beginning of period	33,503,471	53,585,072	13,262,506	15,585,766	2,344,230	3,042,088
Units issued	1,614,726	8,684,730	162,641	47,646	310,110	291,646
Units redeemed	(10,537,405)	(28,766,331)	(2,037,243)	(2,370,906)	(2,654,340)	(989,504)

Units, end of period	24,580,792	33,503,471	11,387,904	13,262,506	—	2,344,230

(o)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (i)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,130,767	$1,287,967	$736,997	$797,129	$761,565	$892,609
Expenses:
Mortality and expense risk and administrative charges	(378,823)	(492,475)	(681,567)	(676,215)	(857,197)	(914,142)

Net investment income (loss)	751,944	795,492	55,430	120,914	(95,632)	(21,533)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(46,331)	402,721	4,720,327	3,774,688	7,679,448	8,065,680

Realized gains (losses)	(46,331)	402,721	4,720,327	3,774,688	7,679,448	8,065,680

Unrealized appreciation (depreciation) during the period	(898,411)	(1,797,397)	6,852,751	(4,268,017)	6,308,520	(8,563,067)

Net increase (decrease) in contract owners’ equity from operations	(192,798)	(599,184)	11,628,508	(372,415)	13,892,336	(518,920)

Changes from principal transactions:
Purchase payments	91,918	63,851	107,032	119,351	263,965	304,734
Transfers between sub-accounts and the company	(2,681,823)	(1,743,119)	2,687,655	(653,402)	4,111,438	(1,513,065)
Withdrawals	(4,187,405)	(3,957,718)	(4,571,723)	(5,325,279)	(10,110,331)	(10,421,615)
Annual contract fee	(59,377)	(74,981)	(88,182)	(98,722)	(160,037)	(191,901)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,836,687)	(5,711,967)	(1,865,218)	(5,958,052)	(5,894,965)	(11,821,847)

Total increase (decrease) in contract owners’ equity	(7,029,485)	(6,311,151)	9,763,290	(6,330,467)	7,997,371	(12,340,767)
Contract owners’ equity at beginning of period	28,264,076	34,575,227	39,699,358	46,029,825	49,640,809	61,981,576

Contract owners’ equity at end of period	$21,234,591	$28,264,076	$49,462,648	$39,699,358	$57,638,180	$49,640,809

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,471,881	1,771,903	1,089,885	1,243,285	1,753,770	2,118,042
Units issued	111,784	262,539	163,260	94,901	515,523	314,903
Units redeemed	(465,334)	(562,561)	(208,401)	(248,301)	(694,396)	(679,175)

Units, end of period	1,118,331	1,471,881	1,044,744	1,089,885	1,574,897	1,753,770

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,002,783	$1,155,477	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(579,667)	(817,890)	(1,377,027)	(1,246,923)	(649,891)	(596,360)

Net investment income (loss)	423,116	337,587	(1,377,027)	(1,246,923)	(649,891)	(596,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,894,217	—	1,295,669	—
Net realized gain (loss)	(79,357)	943,245	10,633,995	7,469,773	5,148,123	4,162,128

Realized gains (losses)	(79,357)	943,245	13,528,212	7,469,773	6,443,792	4,162,128

Unrealized appreciation (depreciation) during the period	863,861	(7,311,015)	(2,229,609)	23,467,202	(1,598,096)	9,578,156

Net increase (decrease) in contract owners’ equity from operations	1,207,620	(6,030,183)	9,921,576	29,690,052	4,195,805	13,143,924

Changes from principal transactions:
Purchase payments	77,896	162,316	220,965	528,823	287,112	163,558
Transfers between sub-accounts and the company	(1,791,033)	(9,977,506)	(4,238,222)	(3,601,928)	685,134	1,333,615
Withdrawals	(6,551,975)	(8,459,291)	(9,641,774)	(8,844,788)	(6,304,646)	(6,544,001)
Annual contract fee	(84,405)	(128,683)	(235,426)	(238,860)	(133,653)	(131,505)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,349,517)	(18,403,164)	(13,894,457)	(12,156,753)	(5,466,053)	(5,178,333)

Total increase (decrease) in contract owners’ equity	(7,141,897)	(24,433,347)	(3,972,881)	17,533,299	(1,270,248)	7,965,591
Contract owners’ equity at beginning of period	40,384,383	64,817,730	96,525,725	78,992,426	43,353,957	35,388,366

Contract owners’ equity at end of period	$33,242,486	$40,384,383	$92,552,844	$96,525,725	$42,083,709	$43,353,957

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,358,052	3,373,308	4,874,381	5,715,094	1,840,624	2,110,737
Units issued	217,589	277,234	233,048	297,805	362,880	366,254
Units redeemed	(690,906)	(1,292,490)	(928,965)	(1,138,518)	(588,523)	(636,367)

Units, end of period	1,884,735	2,358,052	4,178,464	4,874,381	1,614,981	1,840,624

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$846,496	$1,019,062	$656,235	$887,513	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(646,213)	(831,683)	(605,974)	(800,099)	(5,725)	(5,610)

Net investment income (loss)	200,283	187,379	50,261	87,414	(5,725)	(5,610)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	90,785	28,836
Net realized gain (loss)	(549,392)	(392,607)	(703,634)	(675,981)	18,511	29,073

Realized gains (losses)	(549,392)	(392,607)	(703,634)	(675,981)	109,296	57,909

Unrealized appreciation (depreciation) during the period	208,950	(1,140,590)	428,594	(740,596)	(63,071)	168,170

Net increase (decrease) in contract owners’ equity from operations	(140,159)	(1,345,818)	(224,779)	(1,329,163)	40,500	220,469

Changes from principal transactions:
Purchase payments	1,120,588	798,275	70,551	281,979	—	—
Transfers between sub-accounts and the company	(2,502,050)	158,124	5,833,065	865,838	82,683	7,822
Withdrawals	(7,246,831)	(7,366,240)	(14,297,073)	(11,090,017)	(69,566)	(133,439)
Annual contract fee	(88,922)	(123,624)	(110,737)	(150,346)	(217)	(288)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,717,215)	(6,533,465)	(8,504,194)	(10,092,546)	12,900	(125,905)

Total increase (decrease) in contract owners’ equity	(8,857,374)	(7,879,283)	(8,728,973)	(11,421,709)	53,400	94,564
Contract owners’ equity at beginning of period	47,590,266	55,469,549	42,409,155	53,830,864	628,533	533,969

Contract owners’ equity at end of period	$38,732,892	$47,590,266	$33,680,182	$42,409,155	$681,933	$628,533

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,808,179	4,333,120	3,449,202	4,261,970	30,889	37,455
Units issued	808,024	1,426,272	1,108,038	1,554,340	5,314	2,125
Units redeemed	(1,508,192)	(1,951,213)	(1,803,426)	(2,367,108)	(4,778)	(8,691)

Units, end of period	3,108,011	3,808,179	2,753,814	3,449,202	31,425	30,889

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$133,319	$213,668	$321,426	$634,114
Expenses:
Mortality and expense risk and administrative charges	(555,173)	(534,707)	(226,580)	(225,619)	(758,967)	(860,457)

Net investment income (loss)	(555,173)	(534,707)	(93,261)	(11,951)	(437,541)	(226,343)

Realized gains (losses) on investments:
Capital gain distributions received	5,551,798	1,635,341	890,796	1,035,565	2,808,639	3,564,356
Net realized gain (loss)	2,676,291	1,440,433	875,853	410,465	1,722,592	(651,178)

Realized gains (losses)	8,228,089	3,075,774	1,766,649	1,446,030	4,531,231	2,913,178

Unrealized appreciation (depreciation) during the period	(5,963,558)	9,373,524	(1,268,567)	3,127,050	(3,081,795)	13,911,703

Net increase (decrease) in contract owners’ equity from operations	1,709,358	11,914,591	404,821	4,561,129	1,011,895	16,598,538

Changes from principal transactions:
Purchase payments	187,326	276,489	34,479	65,874	202,819	250,124
Transfers between sub-accounts and the company	(7,606,068)	5,819,807	(432,673)	202,339	(861,015)	(3,453,051)
Withdrawals	(4,827,440)	(4,263,972)	(1,644,286)	(1,537,002)	(9,617,719)	(11,048,799)
Annual contract fee	(88,128)	(91,049)	(40,057)	(42,665)	(199,617)	(235,972)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,334,310)	1,741,275	(2,082,537)	(1,311,454)	(10,475,532)	(14,487,698)

Total increase (decrease) in contract owners’ equity	(10,624,952)	13,655,866	(1,677,716)	3,249,675	(9,463,637)	2,110,840
Contract owners’ equity at beginning of period	41,882,903	28,227,037	16,350,239	13,100,564	54,104,792	51,993,952

Contract owners’ equity at end of period	$31,257,951	$41,882,903	$14,672,523	$16,350,239	$44,641,155	$54,104,792

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,580,005	1,509,189	637,715	698,433	2,055,624	2,690,873
Units issued	320,936	753,999	40,628	67,936	77,998	107,495
Units redeemed	(771,555)	(683,183)	(122,823)	(128,654)	(488,406)	(742,744)

Units, end of period	1,129,386	1,580,005	555,520	637,715	1,645,216	2,055,624

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$24,896	$158,798	$—	$134,101	$4,600	$3,465
Expenses:
Mortality and expense risk and administrative charges	(788,703)	(432,590)	(689,050)	(476,640)	(6,684)	(6,412)

Net investment income (loss)	(763,807)	(273,792)	(689,050)	(342,539)	(2,084)	(2,947)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	80,404	34,246
Net realized gain (loss)	6,603,775	2,564,946	5,251,506	3,666,424	26,195	54,190

Realized gains (losses)	6,603,775	2,564,946	5,251,506	3,666,424	106,599	88,436

Unrealized appreciation (depreciation) during the period	(5,654,457)	7,035,457	(4,502,682)	6,301,156	(60,550)	100,143

Net increase (decrease) in contract owners’ equity from operations	185,511	9,326,611	59,774	9,625,041	43,965	185,632

Changes from principal transactions:
Purchase payments	105,666	58,568	306,942	157,944	—	—
Transfers between sub-accounts and the company	(5,188,837)	32,027,737	(3,858,234)	18,772,873	43,627	41,983
Withdrawals	(7,021,818)	(3,047,028)	(6,467,722)	(4,449,540)	(56,239)	(119,883)
Annual contract fee	(121,970)	(68,659)	(148,399)	(106,964)	(250)	(342)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,226,959)	28,970,618	(10,167,413)	14,374,313	(12,862)	(78,242)

Total increase (decrease) in contract owners’ equity	(12,041,448)	38,297,229	(10,107,639)	23,999,354	31,103	107,390
Contract owners’ equity at beginning of period	61,924,219	23,626,990	49,563,054	25,563,700	712,106	604,716

Contract owners’ equity at end of period	$49,882,771	$61,924,219	$39,455,415	$49,563,054	$743,209	$712,106

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,890,642	999,229	1,607,757	1,160,781	30,222	33,931
Units issued	46,128	1,108,724	173,705	816,473	1,971	2,188
Units redeemed	(429,270)	(217,311)	(508,909)	(369,497)	(2,474)	(5,897)

Units, end of period	1,507,500	1,890,642	1,272,553	1,607,757	29,719	30,222

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$163,288	$159,939	$16,035	$969,371	$—	$986,283
Expenses:
Mortality and expense risk and administrative charges	(601,156)	(628,722)	(827,999)	(908,310)	(873,863)	(1,009,069)

Net investment income (loss)	(437,868)	(468,783)	(811,964)	61,061	(873,863)	(22,786)

Realized gains (losses) on investments:
Capital gain distributions received	4,487,426	2,226,118	1,178,226	—	1,174,332	—
Net realized gain (loss)	4,099,253	3,965,780	4,525,045	2,342,635	4,383,348	4,418,132

Realized gains (losses)	8,586,679	6,191,898	5,703,271	2,342,635	5,557,680	4,418,132

Unrealized appreciation (depreciation) during the period	(6,251,656)	5,205,014	(5,839,237)	13,256,375	(5,814,273)	11,911,592

Net increase (decrease) in contract owners’ equity from operations	1,897,155	10,928,129	(947,930)	15,660,071	(1,130,456)	16,306,938

Changes from principal transactions:
Purchase payments	110,959	80,080	218,470	415,589	239,161	310,631
Transfers between sub-accounts and the company	(1,330,050)	2,747,348	(4,004,756)	(2,787,253)	(1,604,614)	(3,250,185)
Withdrawals	(6,118,243)	(5,485,401)	(6,492,955)	(7,645,826)	(9,545,209)	(11,662,601)
Annual contract fee	(96,363)	(99,293)	(115,310)	(139,792)	(164,089)	(204,385)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,433,697)	(2,757,266)	(10,394,551)	(10,157,282)	(11,074,751)	(14,806,540)

Total increase (decrease) in contract owners’ equity	(5,536,542)	8,170,863	(11,342,481)	5,502,789	(12,205,207)	1,500,398
Contract owners’ equity at beginning of period	44,414,360	36,243,497	62,666,546	57,163,757	63,340,850	61,840,452

Contract owners’ equity at end of period	$38,877,818	$44,414,360	$51,324,065	$62,666,546	$51,135,643	$63,340,850

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,702,861	1,813,559	1,744,585	2,066,168	2,184,072	2,734,378
Units issued	429,523	424,809	44,149	89,229	137,654	162,435
Units redeemed	(693,482)	(535,507)	(340,696)	(410,812)	(519,130)	(712,741)

Units, end of period	1,438,902	1,702,861	1,448,038	1,744,585	1,802,596	2,184,072

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2014	2013 (q)	2014	2013 (q)	2014	2013
Income:
Dividend distributions received	$—	$—	$—	$—	$2,108,540	$2,934,425
Expenses:
Mortality and expense risk and administrative charges	—	(409,117)	—	(254,149)	(735,126)	(822,598)

Net investment income (loss)	—	(409,117)	—	(254,149)	1,373,414	2,111,827

Realized gains (losses) on investments:
Capital gain distributions received	—	2,034,259	—	1,162,445	—	—
Net realized gain (loss)	—	11,332,580	—	5,728,859	(849,078)	(984,339)

Realized gains (losses)	—	13,366,839	—	6,891,304	(849,078)	(984,339)

Unrealized appreciation (depreciation) during the period	—	(4,546,851)	—	(2,040,522)	1,204,894	149,595

Net increase (decrease) in contract owners’ equity from operations	—	8,410,871	—	4,596,633	1,729,230	1,277,083

Changes from principal transactions:
Purchase payments	—	84,298	—	64,078	115,438	199,039
Transfers between sub-accounts and the company	—	(32,516,858)	—	(16,549,381)	(622,847)	(440,396)
Withdrawals	—	(2,653,554)	—	(3,096,007)	(5,529,569)	(7,068,534)
Annual contract fee	—	(78,740)	—	(63,263)	(66,961)	(77,978)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(35,164,854)	—	(19,644,573)	(6,103,939)	(7,387,869)

Total increase (decrease) in contract owners’ equity	—	(26,753,983)	—	(15,047,940)	(4,374,709)	(6,110,786)
Contract owners’ equity at beginning of period	—	26,753,983	—	15,047,940	51,408,628	57,519,414

Contract owners’ equity at end of period	$—	$—	$—	$—	$47,033,919	$51,408,628

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,576,139	—	896,853	2,443,294	2,794,996
Units issued	—	119,528	—	256,304	125,787	236,392
Units redeemed	—	(1,695,667)	—	(1,153,157)	(410,086)	(588,094)

Units, end of period	—	—	—	—	2,158,995	2,443,294

(q)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,105,054	$3,061,337	$1,964,652	$2,559,976	$4,123,260	$4,526,886
Expenses:
Mortality and expense risk and administrative charges	(855,190)	(969,265)	(1,003,215)	(1,540,550)	(1,180,966)	(1,170,554)

Net investment income (loss)	1,249,864	2,092,072	961,437	1,019,426	2,942,294	3,356,332

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,309,511)	(1,424,202)	(2,116,401)	(2,252,902)	(862,571)	(342,009)

Realized gains (losses)	(1,309,511)	(1,424,202)	(2,116,401)	(2,252,902)	(862,571)	(342,009)

Unrealized appreciation (depreciation) during the period	1,784,717	539,369	3,961,076	(3,393,180)	4,509,159	(7,399,712)

Net increase (decrease) in contract owners’ equity from operations	1,725,070	1,207,239	2,806,112	(4,626,656)	6,588,882	(4,385,389)

Changes from principal transactions:
Purchase payments	206,956	157,133	238,213	545,002	370,286	468,283
Transfers between sub-accounts and the company	(3,468)	3,095,101	1,419,850	(42,876,955)	2,523,054	15,431,292
Withdrawals	(9,590,697)	(11,165,056)	(16,391,772)	(15,522,068)	(16,984,419)	(8,854,029)
Annual contract fee	(143,954)	(172,216)	(467,830)	(701,645)	(1,134,511)	(1,159,002)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,531,163)	(8,085,038)	(15,201,539)	(58,555,666)	(15,225,590)	5,886,544

Total increase (decrease) in contract owners’ equity	(7,806,093)	(6,877,799)	(12,395,427)	(63,182,322)	(8,636,708)	1,501,155
Contract owners’ equity at beginning of period	56,410,215	63,288,014	75,349,690	138,532,012	134,025,350	132,524,195

Contract owners’ equity at end of period	$48,604,122	$56,410,215	$62,954,263	$75,349,690	$125,388,642	$134,025,350

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,797,996	3,197,994	6,318,672	11,123,949	11,116,677	10,628,736
Units issued	313,418	476,334	3,362,194	2,251,174	443,307	1,444,927
Units redeemed	(760,818)	(876,332)	(4,619,562)	(7,056,451)	(1,664,162)	(956,986)

Units, end of period	2,350,596	2,797,996	5,061,304	6,318,672	9,895,822	11,116,677

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,156,105	$4,456,454	$4,622,166	$5,489,731	$188,899	$187,138
Expenses:
Mortality and expense risk and administrative charges	(1,905,382)	(2,303,809)	(2,481,738)	(3,326,062)	(235,365)	(204,105)

Net investment income (loss)	2,250,723	2,152,645	2,140,428	2,163,669	(46,466)	(16,967)

Realized gains (losses) on investments:
Capital gain distributions received	—	3,273,733	—	4,325,024	240,255	182,630
Net realized gain (loss)	(568,753)	2,521,445	(2,202,652)	915,239	760,885	636,988

Realized gains (losses)	(568,753)	5,795,178	(2,202,652)	5,240,263	1,001,140	819,618

Unrealized appreciation (depreciation) during the period	2,386,722	(13,534,500)	4,615,092	(15,687,227)	530,078	2,803,651

Net increase (decrease) in contract owners’ equity from operations	4,068,692	(5,586,677)	4,552,868	(8,283,295)	1,484,752	3,606,302

Changes from principal transactions:
Purchase payments	380,460	486,647	1,209,809	950,876	20,851	62,815
Transfers between sub-accounts and the company	(2,315,992)	(13,740,033)	(14,785,997)	(32,526,458)	2,447,844	276,659
Withdrawals	(16,154,710)	(19,421,747)	(25,558,975)	(35,278,019)	(1,403,810)	(884,962)
Annual contract fee	(240,241)	(339,310)	(367,491)	(536,880)	(27,339)	(25,126)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,330,483)	(33,014,443)	(39,502,654)	(67,390,481)	1,037,546	(570,614)

Total increase (decrease) in contract owners’ equity	(14,261,791)	(38,601,120)	(34,949,786)	(75,673,776)	2,522,298	3,035,688
Contract owners’ equity at beginning of period	134,679,853	173,280,973	173,637,056	249,310,832	14,852,985	11,817,297

Contract owners’ equity at end of period	$120,418,062	$134,679,853	$138,687,270	$173,637,056	$17,375,283	$14,852,985

	2014	2013	2014	2013	2014	2013
Units, beginning of period	6,065,486	7,523,775	9,212,786	12,616,856	834,815	874,568
Units issued	456,445	443,797	808,390	1,237,356	152,966	108,966
Units redeemed	(1,262,248)	(1,902,086)	(2,770,929)	(4,641,426)	(99,531)	(148,719)

Units, end of period	5,259,683	6,065,486	7,250,247	9,212,786	888,250	834,815

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series II		U.S. Equity Trust Series I		U.S. Equity Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$337,975	$415,376	$1,532,759	$1,757,069	$90,304	$108,659
Expenses:
Mortality and expense risk and administrative charges	(556,303)	(562,739)	(1,569,524)	(1,573,159)	(116,465)	(124,104)

Net investment income (loss)	(218,328)	(147,363)	(36,765)	183,910	(26,161)	(15,445)

Realized gains (losses) on investments:
Capital gain distributions received	530,821	471,306	—	—	—	—
Net realized gain (loss)	2,604,626	1,090,724	4,472,227	2,512,664	489,960	384,750

Realized gains (losses)	3,135,447	1,562,030	4,472,227	2,512,664	489,960	384,750

Unrealized appreciation (depreciation) during the period	176,480	8,083,767	5,425,016	22,889,672	163,908	1,400,177

Net increase (decrease) in contract owners’ equity from operations	3,093,599	9,498,434	9,860,478	25,586,246	627,707	1,769,482

Changes from principal transactions:
Purchase payments	182,657	207,230	256,058	404,258	19,976	80,749
Transfers between sub-accounts and the company	2,343,727	(60,068)	(2,904,341)	(3,157,366)	(299,711)	155,603
Withdrawals	(6,941,579)	(6,105,072)	(12,768,576)	(12,650,561)	(1,120,606)	(1,424,177)
Annual contract fee	(140,398)	(161,719)	(138,033)	(165,203)	(29,593)	(44,323)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,555,593)	(6,119,629)	(15,554,892)	(15,568,872)	(1,429,934)	(1,232,148)

Total increase (decrease) in contract owners’ equity	(1,461,994)	3,378,805	(5,694,414)	10,017,374	(802,227)	537,334
Contract owners’ equity at beginning of period	36,728,104	33,349,299	113,144,895	103,127,521	7,839,672	7,302,338

Contract owners’ equity at end of period	$35,266,110	$36,728,104	$107,450,481	$113,144,895	$7,037,445	$7,839,672

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,603,910	1,905,301	7,022,288	8,093,529	490,229	575,607
Units issued	177,338	121,854	48,842	62,388	26,071	84,534
Units redeemed	(374,085)	(423,245)	(978,281)	(1,133,629)	(112,568)	(169,912)

Units, end of period	1,407,163	1,603,910	6,092,849	7,022,288	403,732	490,229

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$139,603	$135,325	$2,768,446	$1,877,507	$610,488	$388,887
Expenses:
Mortality and expense risk and administrative charges	(88,503)	(68,907)	(3,147,896)	(2,411,628)	(313,024)	(305,466)

Net investment income (loss)	51,100	66,418	(379,450)	(534,121)	297,464	83,421

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	751,545	—
Net realized gain (loss)	(154,480)	(95,113)	(2,517,619)	(2,119,670)	2,327,794	1,625,460

Realized gains (losses)	(154,480)	(95,113)	(2,517,619)	(2,119,670)	3,079,339	1,625,460

Unrealized appreciation (depreciation) during the period	13,644	(34,476)	(956,934)	(129,326)	(1,194,542)	1,709,242

Net increase (decrease) in contract owners’ equity from operations	(89,736)	(63,171)	(3,854,003)	(2,783,117)	2,182,261	3,418,123

Changes from principal transactions:
Purchase payments	6,232	7,150	3,140,916	4,101,070	28,602	60,304
Transfers between sub-accounts and the company	21,325,116	12,143,074	294,385,030	222,885,691	1,389,807	(219,333)
Withdrawals	(22,186,752)	(9,394,628)	(278,364,844)	(155,522,046)	(3,182,936)	(2,750,713)
Annual contract fee	(93,172)	(98,418)	(1,339,344)	(1,039,266)	(44,213)	(52,424)

Net increase (decrease) in contract owners’ equity from principal transactions	(948,576)	2,657,178	17,821,758	70,425,449	(1,808,740)	(2,962,166)

Total increase (decrease) in contract owners’ equity	(1,038,312)	2,594,007	13,967,755	67,642,332	373,521	455,957
Contract owners’ equity at beginning of period	9,848,649	7,254,642	187,845,018	120,202,686	19,525,852	19,069,895

Contract owners’ equity at end of period	$8,810,337	$9,848,649	$201,812,773	$187,845,018	$19,899,373	$19,525,852

	2014	2013	2014	2013	2014	2013
Units, beginning of period	805,526	588,127	15,827,427	9,950,153	706,148	820,409
Units issued	2,318,907	1,807,106	34,824,080	27,446,773	141,569	101,608
Units redeemed	(2,396,848)	(1,589,707)	(33,364,033)	(21,569,499)	(198,033)	(215,869)

Units, end of period	727,585	805,526	17,287,474	15,827,427	649,684	706,148

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities (i)		Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$553,403	$362,608	$2,387	$14,998	$417,935	$759,038
Expenses:
Mortality and expense risk and administrative charges	(328,496)	(342,756)	(60,824)	(60,486)	(1,221,696)	(1,257,585)

Net investment income (loss)	224,907	19,852	(58,437)	(45,488)	(803,761)	(498,547)

Realized gains (losses) on investments:
Capital gain distributions received	740,595	—	247,625	—	8,723,715	—
Net realized gain (loss)	2,550,532	2,626,757	233,103	12,613	9,382,082	7,973,573

Realized gains (losses)	3,291,127	2,626,757	480,728	12,613	18,105,797	7,973,573

Unrealized appreciation (depreciation) during the period	(1,407,580)	960,321	(291,633)	1,388,131	(9,735,228)	20,367,620

Net increase (decrease) in contract owners’ equity from operations	2,108,454	3,606,930	130,658	1,355,256	7,566,808	27,842,646

Changes from principal transactions:
Purchase payments	51,915	154,352	12,680	3,180	184,646	347,674
Transfers between sub-accounts and the company	539,252	(424,855)	(197,114)	(220,391)	(4,910,472)	(5,573,983)
Withdrawals	(3,915,186)	(3,838,710)	(556,463)	(367,663)	(13,712,599)	(10,907,768)
Annual contract fee	(63,614)	(68,494)	(13,423)	(14,155)	(270,683)	(297,334)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,387,633)	(4,177,707)	(754,320)	(599,029)	(18,709,108)	(16,431,411)

Total increase (decrease) in contract owners’ equity	(1,279,179)	(570,777)	(623,662)	756,227	(11,142,300)	11,411,235
Contract owners’ equity at beginning of period	20,042,630	20,613,407	4,387,200	3,630,973	99,907,065	88,495,830

Contract owners’ equity at end of period	$18,763,451	$20,042,630	$3,763,538	$4,387,200	$88,764,765	$99,907,065

	2014	2013	2014	2013	2014	2013
Units, beginning of period	494,159	599,810	83,852	98,881	3,190,504	3,840,703
Units issued	77,378	82,226	464	44	66,436	155,689
Units redeemed	(152,849)	(187,877)	(11,847)	(15,073)	(630,193)	(805,888)

Units, end of period	418,688	494,159	72,469	83,852	2,626,747	3,190,504

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series II
	2014	2013
Income:
Dividend distributions received	$76,011	$184,622
Expenses:
Mortality and expense risk and administrative charges	(460,951)	(465,285)

Net investment income (loss)	(384,940)	(280,663)

Realized gains (losses) on investments:
Capital gain distributions received	2,791,905	—
Net realized gain (loss)	4,132,582	3,810,444

Realized gains (losses)	6,924,487	3,810,444

Unrealized appreciation (depreciation) during the period	(4,312,579)	4,854,027

Net increase (decrease) in contract owners’ equity from operations	2,226,968	8,383,808

Changes from principal transactions:
Purchase payments	92,430	63,170
Transfers between sub-accounts and the company	(1,573,926)	841,334
Withdrawals	(4,126,169)	(4,001,898)
Annual contract fee	(80,880)	(87,646)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,688,545)	(3,185,040)

Total increase (decrease) in contract owners’ equity	(3,461,577)	5,198,768
Contract owners’ equity at beginning of period	31,852,918	26,654,150

Contract owners’ equity at end of period	$28,391,341	$31,852,918

	2014	2013
Units, beginning of period	1,099,312	1,216,021
Units issued	162,610	233,180
Units redeemed	(342,357)	(349,889)

Units, end of period	919,565	1,099,312

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements

December 31, 2014

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 126 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Financial Services Trust Series I	Financial Industries Trust Series I	11/10/2014
Financial Services Trust Series II	Financial Industries Trust Series II	11/10/2014
Lifestyle Aggressive Trust Series I	Lifestyle Aggressive MVP Series I	5/5/2014
Lifestyle Aggressive Trust Series II	Lifestyle Aggressive MVP Series II	5/5/2014
Lifestyle Balanced Trust Series I	Lifestyle Balanced MVP Series I	5/5/2014
Lifestyle Balanced Trust Series II	Lifestyle Balanced MVP Series II	5/5/2014
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced MVP Series NAV	5/5/2014
Lifestyle Conservative Trust Series I	Lifestyle Conservative MVP Series I	5/5/2014
Lifestyle Conservative Trust Series II	Lifestyle Conservative MVP Series II	5/5/2014
Lifestyle Growth Trust Series I	Lifestyle Growth MVP Series I	5/5/2014
Lifestyle Growth Trust Series II	Lifestyle Growth MVP Series II	5/5/2014
Lifestyle Growth Trust Series NAV	Lifestyle Growth MVP Series NAV	5/5/2014
Lifestyle Moderate Trust Series I	Lifestyle Moderate MVP Series I	5/5/2014
Lifestyle Moderate Trust Series II	Lifestyle Moderate MVP Series II	5/5/2014

Sub-accounts closed in 2014 are as follows:

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

1.	Organization — (continued):

Sub-accounts Closed	Effective Date
Bond PS Series II	11/10/2014
Fundamental Value Trust Series I	11/10/2014
Fundamental Value Trust Series II	11/10/2014
Natural Resources Trust Series II	11/10/2014

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$42,169,608,982
Level 2	—
Level 3	—

$42,169,608,982

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2014 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$8,502,913	$14,926,920
500 Index Fund B Series II	8,126,977	9,273,208
500 Index Fund B Series NAV	9,338,797	47,144,491
Active Bond Trust Series I	5,562,853	8,113,478
Active Bond Trust Series II	14,438,198	53,899,468
All Cap Core Trust Series I	831,536	7,652,328
All Cap Core Trust Series II	869,523	3,022,122
American Asset Allocation Trust Series I	6,769,751	23,485,305
American Asset Allocation Trust Series II	23,696,337	167,997,883
American Asset Allocation Trust Series III	4,120,107	27,320,028
American Global Growth Trust Series II	7,720,688	37,414,908
American Global Growth Trust Series III	1,794,220	6,344,255
American Growth Trust Series II	14,850,716	165,341,774
American Growth Trust Series III	2,631,464	20,499,520
American Growth-Income Trust Series I	5,363,454	28,148,524
American Growth-Income Trust Series II	7,962,325	155,333,478
American Growth-Income Trust Series III	3,911,108	52,283,794
American International Trust Series II	29,575,583	91,686,871
American International Trust Series III	4,025,542	7,514,877
American New World Trust Series II	11,683,861	17,007,278
American New World Trust Series III	172,705	269,387
Basic Value Focus (a)	909,258	1,083,882
Blue Chip Growth Trust Series I	17,633,196	52,220,607
Blue Chip Growth Trust Series II	17,865,591	38,724,041
Bond PS Series II (b)	4,457,660	4,687,949
Bond Trust Series I	10,802,243	39,219,747
Bond Trust Series II	25,552,656	103,597,720
Capital Appreciation Trust Series I	22,236,551	28,825,183
Capital Appreciation Trust Series II	14,841,475	17,882,573
Capital Appreciation Value Trust Series II	46,756,906	42,679,023
Core Bond Trust Series II	3,977,410	4,963,945
Core Strategy Trust Series I	9,409,481	20,536,551
Core Strategy Trust Series II	165,644,469	412,489,258
Core Strategy Trust Series NAV	230,690	3,171,881
DWS Equity 500 Index (a)	1,733,988	3,435,428
Equity-Income Trust Series I	30,021,713	44,709,550
Equity-Income Trust Series II	23,183,774	37,888,377
Financial Industries Trust Series I	920,058	2,770,933
Financial Industries Trust Series II	2,147,573	7,181,890
Franklin Templeton Founding Allocation Trust Series I	1,687,429	8,672,929
Franklin Templeton Founding Allocation Trust Series II	37,496,296	165,427,270
Fundamental All Cap Core Trust Series II	2,514,266	15,707,512
Fundamental Large Cap Value Trust Series I	266,905,381	12,624,338
Fundamental Large Cap Value Trust Series II	217,621,375	23,217,030
Fundamental Value Trust Series I (c)	65,101,312	307,002,016
Fundamental Value Trust Series II (c)	52,226,566	252,023,620
Global Allocation (a)	89,314	110,109
Global Bond Trust Series I	2,108,696	10,115,465
Global Bond Trust Series II	5,188,756	29,017,511

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Global Trust Series I	$30,214,160	$26,244,023
Global Trust Series II	35,664,294	9,255,899
Health Sciences Trust Series I	19,148,543	18,271,957
Health Sciences Trust Series II	29,354,751	30,495,565
High Yield Trust Series I	23,799,925	33,306,564
High Yield Trust Series II	23,644,420	43,601,794
International Core Trust Series I	3,026,718	4,982,012
International Core Trust Series II	3,781,008	7,207,997
International Equity Index Trust B Series I	1,839,410	3,569,746
International Equity Index Trust B Series II	3,842,855	7,130,383
International Equity Index Trust B Series NAV	969,418	4,085,236
International Growth Stock Trust Series II	3,900,451	5,398,120
International Small Company Trust Series I	2,361,566	6,324,830
International Small Company Trust Series II	2,839,839	7,150,995
International Value Trust Series I	5,268,861	16,235,693
International Value Trust Series II	6,386,824	19,043,290
Investment Quality Bond Trust Series I	12,201,185	32,271,578
Investment Quality Bond Trust Series II	9,257,724	19,570,214
Lifestyle Aggressive MVP Series I	6,111,411	14,992,592
Lifestyle Aggressive MVP Series II	8,044,748	38,862,387
Lifestyle Aggressive Trust PS Series I	1,831,801	1,166,173
Lifestyle Aggressive Trust PS Series II	4,562,282	751,685
Lifestyle Balanced MVP Series I	29,378,022	120,244,355
Lifestyle Balanced MVP Series II	235,926,820	1,645,095,590
Lifestyle Balanced MVP Series NAV	7,110	1,076
Lifestyle Balanced Trust PS Series I	11,696,592	1,087,495
Lifestyle Balanced Trust PS Series II	321,601,533	56,249,997
Lifestyle Conservative MVP Series I	25,419,099	44,275,404
Lifestyle Conservative MVP Series II	259,154,157	524,995,747
Lifestyle Conservative Trust PS Series I	6,748,675	2,757,841
Lifestyle Conservative Trust PS Series II	78,394,083	33,939,348
Lifestyle Growth MVP Series I	41,163,261	124,828,158
Lifestyle Growth MVP Series II	422,039,968	2,564,006,761
Lifestyle Growth MVP Series NAV	19,757	8,284
Lifestyle Growth Trust PS Series I	21,892,911	3,247,999
Lifestyle Growth Trust PS Series II	1,072,002,253	94,407,946
Lifestyle Moderate MVP Series I	29,934,666	51,258,705
Lifestyle Moderate MVP Series II	279,236,176	558,852,912
Lifestyle Moderate Trust PS Series I	3,918,060	462,109
Lifestyle Moderate Trust PS Series II	98,451,943	24,518,243
Mid Cap Index Trust Series I	3,827,527	8,063,906
Mid Cap Index Trust Series II	6,767,191	17,277,573
Mid Cap Stock Trust Series I	32,635,369	33,844,779
Mid Cap Stock Trust Series II	23,148,926	31,951,572
Mid Value Trust Series I	7,960,910	13,809,413
Mid Value Trust Series II	8,964,046	18,311,151
Money Market Trust B Series NAV	1,088,499	4,733,076
Money Market Trust Series I	1,794,312	25,230,048
Money Market Trust Series II	1,305,492	113,068,319
Mutual Shares Trust Series I	13,057,482	36,980,847
Natural Resources Trust Series II (d)	7,773,446	73,344,030
PIMCO All Asset (a)	3,300,552	9,385,296

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Real Estate Securities Trust Series I	$7,584,529	$9,394,318
Real Estate Securities Trust Series II	13,128,305	19,118,900
Real Return Bond Trust Series II	4,804,000	12,730,403
Science & Technology Trust Series I	7,484,996	19,862,262
Science & Technology Trust Series II	9,018,494	13,838,768
Short Term Government Income Trust Series I	10,835,558	19,352,489
Short Term Government Income Trust Series II	13,179,138	21,633,070
Small Cap Growth Trust Series I	201,738	103,781
Small Cap Growth Trust Series II	12,717,089	20,054,774
Small Cap Index Trust Series I	2,018,119	3,303,122
Small Cap Index Trust Series II	5,172,255	13,276,690
Small Cap Opportunities Trust Series I	1,474,830	14,465,595
Small Cap Opportunities Trust Series II	3,994,126	14,850,589
Small Cap Value Trust Series I	131,277	65,817
Small Cap Value Trust Series II	12,599,505	15,983,645
Small Company Value Trust Series I	2,671,055	12,699,343
Small Company Value Trust Series II	2,534,048	13,308,330
Strategic Income Opportunities Trust Series I	4,753,697	9,484,220
Strategic Income Opportunities Trust Series II	6,828,401	15,109,699
Total Bond Market Trust B Series II	39,308,039	53,548,140
Total Bond Market Trust B Series NAV	9,549,727	21,833,023
Total Return Trust Series I	14,235,591	30,315,353
Total Return Trust Series II	10,619,903	47,982,127
Total Stock Market Index Trust Series I	3,271,052	2,039,715
Total Stock Market Index Trust Series II	5,067,935	9,311,033
U.S. Equity Trust Series I	2,287,454	17,879,111
U.S. Equity Trust Series II	531,871	1,987,966
Ultra Short Term Bond Trust Series I	28,365,109	29,262,585
Ultra Short Term Bond Trust Series II	382,861,372	365,419,062
Utilities Trust Series I	5,535,237	6,294,970
Utilities Trust Series II	4,582,752	7,004,884
Value Opportunities (a)	268,822	833,953
Value Trust Series I	11,188,876	21,978,031
Value Trust Series II	5,142,613	8,424,192

(a)	Sub-account that invests in non-affiliated Trust.

(b)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(c)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2014	2,793	$18.76 to $18.18	$51,298	1.90% to 0.45%	1.48%	12.82% to 11.20%
	2013	3,220	16.63 to 16.35	52,973	1.90 to 0.45	1.81	31.43 to 29.54
	2012	3,285	12.65 to 12.62	41,546	1.90 to 0.45	3.62	1.22 to 0.98

500 Index Fund B Series II	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86
	2013	2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02
	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96

500 Index Fund B Series NAV	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13
	2013	15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36
	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	1.71	0.45 to -0.20
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53

Active Bond Trust Series I	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80
	2013	2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	-0.21 to -1.64
	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71

Active Bond Trust Series II	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43
	2013	12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	-0.40 to -1.98
	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40

All Cap Core Trust Series I	2014	1,689	21.99 to 20.30	43,007	1.90 to 0.45	0.93	9.15 to 7.58
	2013	1,966	20.14 to 18.87	46,248	1.90 to 0.45	1.23	33.72 to 31.80
	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	-0.04 to -1.48
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91

All Cap Core Trust Series II	2014	223	29.14 to 26.85	5,517	2.05 to 0.45	0.73	8.97 to 7.24
	2013	311	26.74 to 25.04	7,210	2.05 to 0.45	1.00	33.44 to 31.33
	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	-0.31 to -1.89
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53

American Asset Allocation Trust Series I	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07
	2013	8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98
	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to -0.98
	2010	13,637	12.07 to 11.44	158,613	1.90 to 0.45	1.53	11.55 to 9.95

American Asset Allocation Trust Series II	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76
	2013	83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63
	2012	91,998	13.89 to 12.68	1,205,239	2.05 to 0.45	1.39	14.97 to 13.14
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to -1.19
	2010	113,271	12.03 to 11.35	1,311,937	2.05 to 0.45	1.44	11.40 to 9.63

American Asset Allocation Trust Series III	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78
	2013	9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85
	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to -0.28
	2010	12,112	12.67 to 12.40	153,108	1.55 to 0.80	1.96	11.64 to 10.81

American Global Growth Trust Series II	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25
	2013	13,049	17.73 to 15.94	215,498	2.05 to 0.45	0.78	27.85 to 25.82
	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.60	146,410	2.05 to 0.45	0.73	-9.81 to -11.24
	2010	15,211	12.66 to 11.94	185,112	2.05 to 0.45	0.92	10.68 to 8.92

American Global Growth Trust Series III	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74
	2013	2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28
	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	-9.64 to -10.32
	2010	254	13.08 to 12.80	3,306	1.55 to 0.80	1.59	10.91 to 10.08

American Growth Trust Series II	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77
	2013	32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85
	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	-5.22 to -6.72
	2010	54,531	21.54 to 19.05	1,000,428	2.05 to 0.45	0.19	17.61 to 15.74

American Growth Trust Series III	2014	5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81
	2013	6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57
	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06
	2011	8,503	11.55 to 11.22	97,874	1.55 to 0.80	0.64	-5.06 to -5.76
	2010	7,318	12.17 to 11.91	88,815	1.55 to 0.80	0.77	17.74 to 16.86

American Growth-Income Trust Series I	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series I	2013		5,907	$28.08 to $24.05	$148,730	1.90% to 0.45%	0.96%	32.42% to 30.51%
	2012		6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011		7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	-2.53 to -3.93
	2010		9,001	18.65 to 16.69	155,150	1.90 to 0.45	1.06	10.56 to 8.97

American Growth-Income Trust Series II	2014		25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88
	2013		31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14
	2012		39,801	21.08 to 18.06	703,311	2.05 to 0.45	1.13	16.42 to 14.56
	2011		43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	-2.68 to -4.23
	2010		50,328	18.60 to 16.46	804,949	2.05 to 0.45	0.96	10.34 to 8.59

American Growth-Income Trust Series III	2014		12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93
	2013		15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90
	2012		18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011		6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	-2.53 to -3.26
	2010		6,613	11.99 to 11.73	79,060	1.55 to 0.80	1.52	10.55 to 9.72

American International Trust Series II	2014		16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11
	2013		18,938	34.18 to 28.82	492,157	2.05 to 0.45	0.77	20.44 to 18.53
	2012		22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011		26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	-14.76 to -16.11
	2010		28,123	28.52 to 25.23	646,557	2.05 to 0.45	1.44	6.20 to 4.52

American International Trust Series III	2014		3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16
	2013		3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61
	2012		4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011		4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	-14.73 to -15.37
	2010		2,699	12.24 to 11.98	32,941	1.55 to 0.80	2.87	6.40 to 5.60

American New World Trust Series II	2014		3,510	14.81 to 13.10	47,465	2.05 to 0.45	0.61	-8.78 to -10.23
	2013		3,887	16.23 to 14.59	58,758	2.05 to 0.45	0.76	10.24 to 8.49
	2012		4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011		5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	-14.79 to -16.14
	2010		6,201	14.82 to 13.97	88,319	2.05 to 0.45	1.14	16.66 to 14.81

American New World Trust Series III	2014		134	13.66 to 12.97	1,800	1.55 to 0.80	1.15	-8.68 to -9.37
	2013		144	14.96 to 14.31	2,122	1.55 to 0.80	1.10	10.47 to 9.65
	2012		190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011		228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	-14.71 to -15.34
	2010		198	13.60 to 13.30	2,681	1.55 to 0.80	1.83	16.90 to 16.03

Basic Value Focus (e)	2014		164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69
	2013		190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26
	2012		235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011		281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	-3.99 to -4.47
	2010		382	29.22 to 14.98	8,946	1.90 to 1.40	1.39	11.11 to 10.55

Blue Chip Growth Trust Series I	2014		6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02
	2013		7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67
	2012		8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011		10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to -0.47
	2010		12,612	17.49 to 13.57	259,341	1.90 to 0.45	0.08	15.63 to 13.97

Blue Chip Growth Trust Series II	2014		4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67
	2013		5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17
	2012		6,083	20.29 to 19.55	106,689	2.05 to 0.45	0.00	17.56 to 15.68
	2011		7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to -0.81
	2010		7,826	17.13 to 17.04	118,731	2.05 to 0.45	0.05	15.42 to 13.59

Bond PS Series II	2014	(n)	0	13.33 to 12.96	0	2.00 to 0.80	7.15	3.87 to 2.81
	2013		19	12.84 to 12.61	245	2.00 to 0.80	2.78	-2.50 to -3.67
	2012		22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011		176	12.64 to 12.56	2,232	2.00 to 0.80	2.49	1.11 to 0.50

Bond Trust Series I	2014		16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91
	2013		19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	-2.24 to -2.88
	2012		18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011		18,061	12.58 to 12.56	227,156	1.55 to 0.80	14.59	0.64 to 0.51

Bond Trust Series II	2014		37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26
	2013		43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	-2.07 to -3.63
	2012		42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011		44,532	12.58 to 12.55	559,347	2.05 to 0.45	13.46	0.67 to 0.40

Capital Appreciation Trust Series I	2014		8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59
	2013		10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83
	2012		12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011		14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	-0.37 to -1.80
	2010		17,221	12.76 to 10.91	171,777	1.90 to 0.45	0.15	11.33 to 9.73

Capital Appreciation Trust Series II	2014		2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25
	2013		3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32
	2012		3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011		4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	-0.62 to -2.19
	2010		4,936	18.03 to 16.83	73,641	2.05 to 0.45	0.02	11.08 to 9.31

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Capital Appreciation Value Trust Series II	2014		15,683	$21.06 to $18.97	$308,166	2.05% to 0.45%	1.19%	11.54% to 9.77%
	2013		17,243	18.88 to 17.28	307,584	2.05 to 0.45	1.03	21.39 to 19.46
	2012		19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011		21,275	13.65 to 12.90	280,113	2.05 to 0.45	1.15	2.41 to 0.79
	2010		24,073	13.33 to 12.80	312,548	2.05 to 0.45	1.26	13.12 to 11.33

Core Bond Trust Series II	2014		400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59
	2013		465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	-2.79 to -4.34
	2012		638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011		766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85
	2010		833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44 to 4.75

Core Strategy Trust Series I	2014		9,263	14.40 to 14.22	133,129	1.55 to 0.80	2.32	5.26 to 4.48
	2013	(m)	10,218	13.68 to 13.61	139,653	1.55 to 0.80	8.51	9.41 to 8.86

Core Strategy Trust Series II	2014		190,433	18.44 to 14.47	3,409,588	2.10 to 0.35	2.20	5.54 to 3.71
	2013		205,775	17.78 to 13.71	3,544,521	2.10 to 0.35	1.49	16.56 to 9.66
	2012		42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011		44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	-0.44 to -2.07
	2010		46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36 to 11.67

Core Strategy Trust Series NAV	2014		423	21.61 to 15.74	8,160	1.60 to 1.20	2.11	4.88 to 4.46
	2013		577	20.60 to 15.07	10,740	1.60 to 1.20	0.68	17.86 to 17.39
	2012		601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011		408	15.72 to 15.72	6,412	1.20 to 1.20	2.20	-1.01 to -1.01
	2010		442	15.88 to 15.88	7,020	1.20 to 1.20	2.32	14.16 to 11.22

DWS Equity 500 Index (e)	2014		472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71
	2013		548	29.35 to 23.24	15,603	2.05 to 1.40	1.44	29.61 to 28.77
	2012		637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011		710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to -0.63
	2010		817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70 to 11.97

Equity-Income Trust Series I	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45
	2013		6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60
	2012		7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011		8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	-1.25 to -2.67
	2010		9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60 to 12.95

Equity-Income Trust Series II	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06
	2013		7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11
	2012		8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011		10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	-1.46 to -3.02
	2010		10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40 to 12.58

Financial Industries Trust Series I	2014	(l)	583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60
	2013		680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30
	2012		752	15.80 to 13.71	10,491	1.90 to 0.45	0.77	17.52 to 15.82
	2011		891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	-9.92 to -11.21
	2010		1,177	14.92 to 13.33	15,858	1.90 to 0.45	0.30	11.75 to 10.14

Financial Industries Trust Series II	2014	(l)	933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22
	2013		1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84
	2012		1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011		1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	-10.07 to - 11.49
	2010		1,906	16.29 to 15.96	27,065	2.05 to 0.45	0.13	11.50 to 9.73
Franklin Templeton Founding Allocation Trust Series I	2014		2,563	17.70 to 16.81	44,969	1.55 to 0.80	2.87	2.19 to 1.42
	2013		3,008	17.32 to 16.57	51,742	1.55 to 0.80	2.37	22.52 to 19.68
	2012		3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011		3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	-2.19 to -2.92
	2010		3,738	12.44 to 12.17	46,366	1.55 to 0.80	3.90	9.78 to 8.96
Franklin Templeton Founding Allocation Trust Series II	2014		73,304	27.29 to 14.07	1,087,385	2.05 to 0.35	2.77	2.45 to 0.72
	2013		83,733	26.64 to 13.96	1,212,833	2.05 to 0.35	2.15	23.84 to 21.75
	2012		93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011		103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	-2.05 to -3.70
	2010		116,260	18.99 to 10.48	1,242,478	2.05 to 0.35	3.52	10.05 to 8.20

Fundamental All Cap Core Trust Series II	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33
	2013		2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80
	2012		2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011		3,148	18.72 to 16.30	53,548	2.05 to 0.45	0.83	-2.73 to -4.27
	2010		3,600	19.24 to 17.02	63,655	2.05 to 0.45	0.92	18.68 to 16.80

Fundamental Large Cap Value Trust Series I	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53
	2013	(m)	1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

Fundamental Large Cap Value Trust Series II	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16
	2013		1,686	24.09 to 20.64	36,342	2.05 to 0.45	0.89	31.51 to 29.43
	2012		862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011		791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to -0.43
	2010		851	14.64 to 13.16	11,584	2.05 to 0.45	1.70	12.60 to 10.81

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Fundamental Value Trust Series I	2014	(o)	0	$24.54 to $21.00	$0	1.90% to 0.45%	1.83%	6.59% to 5.28%
	2013		14,209	23.02 to 19.95	287,534	1.90 to 0.45	1.25	32.92 to 31.01
	2012		16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011		19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	-4.21 to -5.59
	2010		24,123	16.02 to 14.50	350,230	1.90 to 0.45	1.08	12.59 to 10.97

Fundamental Value Trust Series II	2014	(o)	0	26.11 to 24.60	0	2.05 to 0.45	1.59	6.40 to 4.96
	2013		11,329	24.54 to 23.43	235,907	2.05 to 0.45	1.05	32.60 to 30.50
	2012		14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011		16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	-4.42 to -5.93
	2010		19,504	17.22 to 17.18	295,599	2.05 to 0.45	0.89	12.37 to 10.59

Global Allocation (e)	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05
	2013		44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40
	2012		45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011		52	25.90 to 15.28	816	1.90 to 1.40	1.83	-4.97 to -5.44
	2010		64	27.39 to 16.08	1,042	1.90 to 1.40	1.04	8.36 to 7.82

Global Bond Trust Series I	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36
	2013		1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	-5.84 to -7.20
	2012		1,983	27.21 to 24.02	61,078	1.90 to 0.45	7.02	6.55 to 5.00
	2011		2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03
	2010		2,708	23.52 to 21.37	74,034	1.90 to 0.45	3.36	9.81 to 8.23

Global Bond Trust Series II	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06
	2013		6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	-6.09 to -7.58
	2012		6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011		7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65
	2010		8,787	22.84 to 16.58	176,267	2.05 to 0.45	3.20	9.63 to 7.89

Global Trust Series I	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43
	2013		5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62
	2012		6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011		7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	-6.42 to -7.76
	2010		8,540	15.30 to 13.08	153,628	1.90 to 0.45	1.54	7.28 to 5.73

Global Trust Series II	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78
	2013		1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18
	2012		1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011		1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	-6.64 to -8.12
	2010		1,904	17.06 to 16.69	28,926	2.05 to 0.45	1.30	7.07 to 5.37

Health Sciences Trust Series I	2014		1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35
	2013		1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23
	2012		1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011		1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49
	2010		1,907	22.75 to 19.49	39,069	1.90 to 0.45	0.00	15.18 to 13.52

Health Sciences Trust Series II	2014		1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88
	2013		1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73
	2012		1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011		2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16
	2010		2,391	24.49 to 22.67	50,728	2.05 to 0.45	0.00	14.95 to 13.13

High Yield Trust Series I	2014		4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77
	2013		5,682	25.60 to 23.05	98,605	1.90 to 0.45	7.77	8.04 to 6.48
	2012		2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011		2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to -1.00
	2010		3,166	19.91 to 18.73	61,747	1.90 to 0.45	36.88	13.27 to 11.64

High Yield Trust Series II	2014		3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27
	2013		4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16
	2012		3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011		3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to -1.37
	2010		4,143	22.33 to 18.78	81,174	2.05 to 0.45	40.90	13.03 to 11.23

International Core Trust Series I	2014		1,371	18.27 to 16.71	23,157	1.90 to 0.45	3.42	-7.12 to -8.45
	2013		1,507	19.67 to 18.25	27,639	1.90 to 0.45	2.75	24.43 to 22.64
	2012		1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011		2,030	13.80 to 13.18	26,507	1.90 to 0.45	2.17	-9.98 to -11.28
	2010		2,397	15.33 to 14.86	35,236	1.90 to 0.45	1.83	9.09 to 7.52

International Core Trust Series II	2014		869	22.94 to 21.24	15,720	2.05 to 0.45	3.01	-7.33 to -8.80
	2013		1,069	25.15 to 22.92	20,858	2.05 to 0.45	2.56	24.22 to 22.25
	2012		1,164	20.58 to 18.45	18,648	2.05 to 0.45	2.50	14.31 to 12.48
	2011		1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	-10.20 to -11.63
	2010		1,664	20.70 to 17.98	26,533	2.05 to 0.45	1.64	8.89 to 7.16

International Equity Index Trust B Series I	2014		1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41
	2013		1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40
	2012		1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69

International Equity Index Trust B Series II	2014		1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73
	2013		1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01
	2012		1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Equity Index Trust B Series NAV	2014		1,264	$11.37 to $10.83	$14,176	2.05% to 1.40%	2.88%	-5.90% to -6.51%
	2013		1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21
	2012		1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011		2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	-15.18 to -15.73
	2010		2,166	10.86 to 10.62	23,431	2.05 to 1.40	2.47	9.89 to 9.18

International Growth Stock Trust Series II	2014		1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03
	2013		1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46
	2012		1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71

International Small Company Trust Series I	2014		1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65
	2013		1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96
	2012		2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011		2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	-16.60 to -17.80
	2010		3,157	15.00 to 14.76	46,829	1.90 to 0.45	2.62	22.15 to 20.40

International Small Company Trust Series II	2014		1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98
	2013		1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46
	2012		1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011		1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	-16.80 to -18.12
	2010		2,060	14.97 to 14.70	30,456	2.05 to 0.45	2.50	21.90 to 19.97

International Value Trust Series I	2014		3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16
	2013		4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78
	2012		4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011		5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	-13.24 to -14.49
	2010		6,982	20.45 to 19.23	123,081	1.90 to 0.45	1.90	7.50 to 5.95

International Value Trust Series II	2014		3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42
	2013		3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34
	2012		4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011		5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	-13.38 to -14.75
	2010		6,119	23.68 to 21.72	118,156	2.05 to 0.45	1.70	7.28 to 5.58

Investment Quality Bond Trust Series I	2014		8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49
	2013		9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	-2.36 to -3.76
	2012		10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011		10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04
	2010		9,829	23.79 to 17.46	175,113	1.90 to 0.45	5.30	6.97 to 5.43

Investment Quality Bond Trust Series II	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13
	2013		5,354	21.47 to 16.22	95,946	2.05 to 0.45	3.47	-2.47 to -4.02
	2012		5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011		6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67
	2010		7,580	19.20 to 15.22	129,806	2.05 to 0.45	4.63	6.82 to 5.12

Lifestyle Aggressive MVP Series I	2014	(g)	3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51
	2013		4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33
	2012		4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011		5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	-6.92 to -8.26
	2010		6,184	16.57 to 15.74	103,197	1.90 to 0.45	1.98	15.92 to 14.26

Lifestyle Aggressive MVP Series II	2014	(g)	5,900	26.12 to 25.77	127,277	2.05 to 0.45	2.39	0.84 to -0.76
	2013		7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87
	2012		8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011		10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	-7.14 to -8.61
	2010		11,278	20.11 to 19.12	188,589	2.05 to 0.45	1.74	15.60 to 13.77

Lifestyle Aggressive Trust PS Series I	2014	(m)	56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Trust PS Series II	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08
	2013	(m)	2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24

Lifestyle Balanced MVP Series I	2014	(h)	28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33
	2013		33,735	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66
	2012		36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011		40,216	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to -1.27
	2010		40,354	20.69 to 16.77	699,738	1.90 to 0.45	2.74	11.24 to 9.64

Lifestyle Balanced MVP Series II	2014	(h)	393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87
	2013		465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20
	2012		514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011		560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to -1.66
	2010		606,988	13.88 to 12.55	9,859,909	2.10 to 0.35	2.59	11.10 to 11.06

Lifestyle Balanced MVP Series NAV	2014	(h)	5	17.66 to 17.66	91	1.20 to 1.20	2.97	3.01 to 3.01
	2013		5	17.15 to 17.15	84	1.20 to 1.20	2.95	11.55 to 11.55
	2012		5	15.37 to 15.37	71	1.20 to 1.20	2.25	10.56 to 10.56
	2011		5	13.90 to 13.90	70	1.20 to 1.20	4.23	-0.53 to -0.53

Lifestyle Balanced Trust PS Series I	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96
	2013	(f)	11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06

Lifestyle Balanced Trust PS Series II	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Balanced Trust PS Series II	2013		13,893	$12.65 to $12.63	$205,650	2.05% to 0.35%	2.05%	1.19% to 1.07%
	2012		12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011		5,516	12.43 to 12.15	67,247	2.00 to 0.80	4.84	-0.56 to -2.82

Lifestyle Conservative MVP Series I	2014	(i)	7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04
	2013		8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92
	2012		11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011		11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27
	2010		11,548	23.32 to 17.12	220,274	1.90 to 0.45	2.68	8.63 to 7.07

Lifestyle Conservative MVP Series II	2014	(i)	81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66
	2013		100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54
	2012		133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011		136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89
	2010		141,829	13.67 to 13.17	2,342,621	2.10 to 0.35	2.52	8.49 to 5.39

Lifestyle Conservative Trust PS Series I	2014	(m)	301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Trust PS Series II	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27
	2013		3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09
	2012		4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011		2,167	12.52 to 12.50	27,160	2.00 to 0.80	5.53	0.13 to -0.03

Lifestyle Growth MVP Series I	2014	(j)	30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24
	2013		35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10
	2012		37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011		37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	-2.04 to -3.45
	2010		36,720	18.61 to 16.08	595,817	1.90 to 0.45	2.47	12.51 to 10.89

Lifestyle Growth MVP Series II	2014	(j)	555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08
	2013		666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61
	2012		708,897	15.33 to 13.43	11,862,337	2.10 to 0.35	1.63	13.19 to 11.21
	2011		737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	-2.15 to -3.84
	2010		778,123	14.34 to 12.13	12,206,253	2.10 to 0.35	2.26	14.68 to 12.44

Lifestyle Growth MVP Series NAV	2014	(j)	36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06
	2013		36	18.63 to 18.63	680	1.20 to 1.20	2.58	17.96 to 17.96
	2012		36	15.79 to 15.79	576	1.20 to 1.20	2.48	12.54 to 12.54
	2011		11	14.03 to 14.03	150	1.20 to 1.20	3.35	-2.72 to -2.72

Lifestyle Growth Trust PS Series I	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17
	2013	(f)	192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69

Lifestyle Growth Trust PS Series II	2014		85,785	13.43 to 13.19	1,280,302	2.05 to 0.35	2.85	5.51 to 3.74
	2013		18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69
	2012		12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011		7,241	12.39 to 11.92	86,637	2.00 to 0.80	3.65	-0.89 to -4.63

Lifestyle Moderate MVP Series I	2014	(k)	10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96
	2013		11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15
	2012		13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011		14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41
	2010		14,332	21.82 to 16.81	265,027	1.90 to 0.45	2.70	10.06 to 8.47

Lifestyle Moderate MVP Series II	2014	(k)	124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51
	2013		145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69
	2012		162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011		172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02
	2010		182,151	13.59 to 13.20	2,947,542	2.10 to 0.35	2.53	10.01 to 8.75

Lifestyle Moderate Trust PS Series I	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91
	2013	(f)	7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73

Lifestyle Moderate Trust PS Series II	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47
	2013		5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81
	2012		5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011		2,737	12.48 to 12.31	33,824	2.00 to 0.80	4.78	-0.20 to -1.48

Mid Cap Index Trust Series I	2014		970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29
	2013		1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52
	2012		1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011		1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	-2.69 to -4.09
	2010		1,987	24.01 to 19.85	41,949	1.90 to 0.45	1.06	25.42 to 23.61

Mid Cap Index Trust Series II	2014		2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90
	2013		2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06
	2012		2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011		3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	-2.90 to -4.44
	2010		4,172	22.77 to 21.59	81,260	2.05 to 0.45	0.82	25.24 to 23.26

Mid Cap Stock Trust Series I	2014		6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98
	2013		7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25
	2012		8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011		10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	-9.61 to -10.91
	2010		10,956	20.37 to 20.17	183,429	1.90 to 0.45	0.00	22.53 to 20.77

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Stock Trust Series II	2014		2,735	$38.22 to $34.90	$85,015	2.05% to 0.45%	0.00%	7.34% to 5.63%
	2013		3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74
	2012		4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011		4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	-9.80 to -11.23
	2010		5,660	23.92 to 23.28	117,687	2.05 to 0.45	0.00	22.25 to 20.32

Mid Value Trust Series I	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52
	2013		2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92
	2012		3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011		3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	-5.35 to -6.71
	2010		4,754	18.31 to 16.87	82,548	1.90 to 0.45	2.00	15.64 to 13.97

Mid Value Trust Series II	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15
	2013		3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48
	2012		3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011		4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	-5.46 to -6.96
	2010		5,481	18.24 to 16.66	93,544	2.05 to 0.45	1.80	15.27 to 13.44

Money Market Trust B Series NAV	2014		1,053	11.90 to 11.32	12,410	2.05 to 1.40	0.00	-1.39 to -2.03
	2013		1,342	12.07 to 11.55	16,055	2.05 to 1.40	0.01	-1.38 to -2.02
	2012		2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	-1.35 to -1.99
	2011		2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	-1.30 to -1.94
	2010		2,097	12.57 to 12.27	26,236	2.05 to 1.40	0.05	-1.34 to -1.98

Money Market Trust Series I	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08
	2013		6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	-0.44 to -2.07
	2012		8,934	16.16 to 11.85	133,630	2.10 to 0.45	0.00	-0.44 to -2.08
	2011		11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	-0.38 to -2.00
	2010		11,385	16.29 to 12.35	176,239	2.10 to 0.45	0.00	-0.45 to -1.22

Money Market Trust Series II	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03
	2013		33,503	12.37 to 11.48	403,055	2.05 to 0.35	0.00	-0.34 to -2.02
	2012		53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	-0.34 to -2.03
	2011		69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	-0.28 to -1.95
	2010		65,835	12.49 to 12.20	826,856	2.05 to 0.35	0.00	-0.35 to -2.03

Mutual Shares Trust Series I	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64
	2013		13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	26.37 to 21.65
	2012		15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011		16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	-1.73 to -2.46
	2010		14,733	11.72 to 11.47	172,166	1.55 to 0.80	2.97	10.63 to 9.80

Natural Resources Trust Series II	2014	(p)	0	35.38 to 29.43	0	2.05 to 0.45	1.27	-8.35 to -9.59
	2013		2,344	38.61 to 32.55	70,588	2.05 to 0.45	0.35	2.44 to 0.81
	2012		3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	-0.23 to -1.82
	2011		3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	-20.73 to -21.99
	2010		4,484	47.65 to 42.16	174,979	2.05 to 0.45	0.42	14.36 to 12.54

PIMCO All Asset (e)	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80
	2013		1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	-0.55 to -2.13
	2012		1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011		1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to -0.40
	2010		1,850	18.60 to 16.72	31,947	2.05 to 0.45	7.07	12.20 to 10.42

Real Estate Securities Trust Series I	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25
	2013		1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	-0.55 to -1.98
	2012		1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04
	2011		1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41
	2010		1,872	29.26 to 26.14	55,339	1.90 to 0.45	1.84	28.62 to 26.77

Real Estate Securities Trust Series II	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86
	2013		1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	-0.83 to -2.40
	2012		2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011		2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02
	2010		3,033	27.62 to 23.49	72,145	2.05 to 0.45	1.63	28.29 to 26.26

Real Return Bond Trust Series II	2014		1,885	20.07 to 16.65	33,242	2.05 to 0.45	2.72	4.07 to 2.41
	2013		2,358	19.29 to 16.26	40,384	2.05 to 0.45	2.22	-9.83 to -11.26
	2012		3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011		3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60
	2010		4,727	17.77 to 15.72	77,016	2.05 to 0.45	10.80	8.18 to 6.46

Science & Technology Trust Series I	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77
	2013		4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83
	2012		5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011		6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	-8.16 to -9.48
	2010		8,374	14.85 to 11.45	113,408	1.90 to 0.45	0.00	24.05 to 22.27

Science & Technology Trust Series II	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41
	2013		1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36
	2012		2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011		2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	-8.39 to -9.84
	2010		3,165	20.46 to 19.86	53,799	2.05 to 0.45	0.00	23.83 to 21.86

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series I	2014	3,108	$13.00 to $12.15	$38,733	1.90% to 0.45%	1.96%	0.69% to -0.76%
	2013	3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	-1.31 to -2.73
	2012	4,333	13.08 to 12.59	55,470	1.90 to 0.45	1.55	0.75 to -0.71
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84
	2010	6,422	12.69 to 12.57	81,022	1.90 to 0.45	1.41	1.55 to 0.57

Short Term Government Income Trust Series II	2014	2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10
	2013	3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	-1.51 to -3.07
	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to -1.05
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49
	2010	5,947	12.68 to 12.54	74,874	2.05 to 0.45	1.24	1.43 to 0.34

Small Cap Growth Trust Series I	2014	31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92
	2013	31	20.46 to 19.57	629	1.55 to 0.80	0.00	41.87 to 34.84
	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	-7.56 to -8.25
	2010	15	13.40 to 13.11	203	1.55 to 0.80	0.00	21.10 to 20.20

Small Cap Growth Trust Series II	2014	1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16
	2013	1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88
	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	-7.43 to -8.90
	2010	1,880	19.76 to 18.04	33,604	2.05 to 0.45	0.00	21.16 to 19.24

Small Cap Index Trust Series I	2014	556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62
	2013	638	29.24 to 25.89	16,350	1.90 to 0.45	1.45	38.00 to 36.01
	2012	698	21.19 to 19.03	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	18.33 to 16.71	14,214	1.90 to 0.45	1.08	-4.93 to -6.30
	2010	1,068	19.29 to 17.83	18,602	1.90 to 0.45	0.51	25.80 to 23.99

Small Cap Index Trust Series II	2014	1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29
	2013	2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54
	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	-5.07 to -6.57
	2010	3,570	21.23 to 19.67	64,425	2.05 to 0.45	0.28	25.53 to 23.54

Small Cap Opportunities Trust Series I	2014	1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46
	2013	1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52
	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	-3.60 to -4.98
	2010	1,570	23.39 to 20.93	33,857	1.90 to 0.45	0.00	29.09 to 27.23

Small Cap Opportunities Trust Series II	2014	1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06
	2013	1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09
	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	-3.76 to -5.28
	2010	1,697	23.12 to 20.45	34,524	2.05 to 0.45	0.00	28.76 to 26.72

Small Cap Value Trust Series I	2014	30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53
	2013	30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45
	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to -0.51
	2010	27	15.61 to 15.28	416	1.55 to 0.80	0.40	25.10 to 24.16

Small Cap Value Trust Series II	2014	1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79
	2013	1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31
	2012	1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to -1.20
	2010	2,769	19.28 to 17.61	49,174	2.05 to 0.45	0.15	25.36 to 23.38

Small Company Value Trust Series I	2014	1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78
	2013	1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14
	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	-1.37 to -2.79
	2010	3,138	27.13 to 23.07	77,464	1.90 to 0.45	1.34	20.81 to 19.08

Small Company Value Trust Series II	2014	1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15
	2013	2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74
	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	-1.64 to -3.20
	2010	3,908	22.59 to 22.53	79,850	2.05 to 0.45	1.16	20.61 to 18.70

Strategic Income Opportunities Trust Series I	2014	2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08
	2013	2,443	23.22 to 20.19	51,409	1.90 to 0.45	5.33	3.35 to 1.86
	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11
	2010	4,069	19.69 to 17.88	74,818	1.90 to 0.45	7.29	1.76 to 1.53

Strategic Income Opportunities Trust Series II	2014	2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71
	2013	2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50
	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to -0.18
	2010	4,426	19.68 to 17.69	78,798	2.05 to 0.45	20.62	15.00 to 13.18

Total Bond Market Trust B Series II	2014	5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Bond Market Trust B Series II	2013	6,319	$12.07 to $11.85	$75,350	2.10% to 0.45%	2.54%	-3.21% to -4.79%
	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	-0.20 to -0.47

Total Bond Market Trust B Series NAV	2014	9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43
	2013	11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	-3.22 to -3.94
	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	-0.24 to -0.36

Total Return Trust Series I	2014	5,260	28.01 to 20.17	120,418	1.90 to 0.45	3.26	4.26 to 2.76
	2013	6,065	26.87 to 19.63	134,680	1.90 to 0.45	2.88	-2.47 to -3.87
	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96
	2010	11,096	24.66 to 18.81	234,959	1.90 to 0.45	2.38	7.16 to 5.62

Total Return Trust Series II	2014	7,250	22.91 to 17.16	138,687	2.05 to 0.45	2.94	3.99 to 2.34
	2013	9,213	22.03 to 16.77	173,637	2.05 to 0.45	2.62	-2.67 to -4.21
	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61
	2010	17,037	20.34 to 16.24	310,049	2.05 to 0.45	2.14	6.92 to 5.23

Total Stock Market Index Trust Series I	2014	888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37
	2013	835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89
	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	-0.17 to -1.61
	2010	1,105	13.92 to 13.25	13,295	1.90 to 0.45	1.30	16.67 to 14.99

Total Stock Market Index Trust Series II	2014	1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04
	2013	1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39
	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	-0.29 to -1.87
	2010	2,547	17.60 to 17.32	39,945	2.05 to 0.45	1.07	16.36 to 14.52

U.S. Equity Trust Series I	2014	6,093	18.07 to 17.38	107,450	1.90 to 0.45	1.40	10.53 to 8.94
	2013	7,022	16.35 to 15.96	113,145	1.90 to 0.45	1.60	27.65 to 25.82
	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45

U.S. Equity Trust Series II	2014	404	17.98 to 17.22	7,037	2.05 to 0.45	1.24	10.27 to 8.52
	2013	490	16.30 to 15.87	7,840	2.05 to 0.45	1.40	27.50 to 25.48
	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18

Ultra Short Term Bond Trust Series I	2014	728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56
	2013	806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	-0.86 to -1.60
	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	-0.27 to -1.02
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	-0.67 to -1.41
	2010	54	12.47 to 12.44	677	1.55 to 0.80	1.41	-0.20 to -0.47

Ultra Short Term Bond Trust Series II	2014	17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38
	2013	15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	-0.61 to -2.34
	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to -1.73
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	-0.43 to -2.15
	2010	2,854	12.47 to 12.38	35,418	2.10 to 0.35	1.17	-0.23 to -0.95

Utilities Trust Series I	2014	650	35.09 to 33.07	19,899	1.90 to 0.45	2.93	12.08 to 10.47
	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30
	2012	820	26.09 to 25.31	19,070	1.90 to 0.45	3.54	13.14 to 11.50
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65
	2010	1,163	21.72 to 21.69	22,951	1.90 to 0.45	2.23	13.41 to 11.78

Utilities Trust Series II	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13
	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91
	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42
	2010	908	32.99 to 30.27	26,637	2.05 to 0.45	2.11	13.11 to 11.32

Value Opportunities (e)	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09
	2013	84	97.54 to 25.03	4,387	1.90 to 1.40	0.37	40.22 to 39.52
	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	-3.90 to -4.38
	2010	143	64.78 to 16.88	4,893	1.90 to 1.40	0.36	26.71 to 26.08

Value Trust Series I	2014	2,627	42.42 to 30.53	88,765	1.90 to 0.45	0.45	9.33 to 7.76
	2013	3,191	38.80 to 28.33	99,907	1.90 to 0.45	0.78	34.79 to 32.85
	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to -0.92
	2010	5,104	24.50 to 18.68	104,428	1.90 to 0.45	0.98	21.67 to 19.92

Value Trust Series II	2014	920	39.01 to 37.60	28,391	2.05 to 0.45	0.26	9.12 to 7.39
	2013	1,099	36.33 to 34.46	31,853	2.05 to 0.45	0.62	34.50 to 32.36
	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to -1.21
	2010	1,628	24.20 to 21.88	31,318	2.05 to 0.45	0.77	21.41 to 19.49

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.

(g)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

(h)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(i)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

(j)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

(k)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

(l)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

(m)	Sub-account available in prior year but no activity.

(n)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(o)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(p)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A
October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America
November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.
September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

*  *  *  *  *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

	(1)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H, incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-70728, filed on January 2, 2002 (the “Pre-Effective Amendment”).

	(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.

	(3)	(i)	Underwriting Agreement dated August 10, 1995, incorporated by reference to Exhibit (b)(3)(i) to Form N-4, File Number 033-76162, filed on February 25, 1998.

		(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

		(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(a)	(i)	Form of Specimen Flexible Payment Variable Annuity Contract (ICC11-VENTURE.11), incorporated by reference to Exhibit 24(b)(4)(a)(i) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(ii)	Form of Specifications Page (ICC11-SP.VENW-B.11), incorporated by reference to Exhibit 24(b)(4)(a)(ii) to Pre-Effective Amendment No. 2 to this Registration Statement, File No. 333-169795, filed on March 30, 2011.

		(iii)	Form of Specifications Page (ICC11-SP.VENW-L.11), incorporated by reference to Exhibit 24(b)(4)(a)(iii) to Pre-Effective Amendment No. 2 to this Registration Statement, File No. 333-169795, filed on March 30, 2011.

	(b)	(i)	Form of Income Plus for Life 6.11 Rider—single life Qual (ICC11-BR001Q.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(i) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(ii)	Form of Income Plus for Life 6.11 Rider—single life NQ (ICC11-BR001NQ.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(ii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iii)	Form of Income Plus for Life 6.11 Rider—joint life Qual (ICC11-BR002Q.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(iii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iv)	Form of Income Plus for Life 6.11 Rider—joint life NQ (ICC11-BR002NQ.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(iv) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(v)	Form of Annual Step Death Benefit Rider (ICC11-BR010-R.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(v) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

	(c)	(i)	Form of DCA Endorsement (ICC11-END002. 11)— Incorporated by reference to Exhibit 24(b)(4)(c)(i) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(ii)	Form of Nursing Home Waiver Endorsement (ICC11-NSEND001.11)—Incorporated by reference to Exhibit 24(b)(4)(c)(ii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iii)	Form of Endorsement for Section 401a Plans (ICC11-END401A.11)—Incorporated by reference to Exhibit 24(b)(4)(c)(iii) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iv)	Form of Endorsement for IRAs (ICC11-ENDIRA.11)— Incorporated by reference to Exhibit 24(b)(4)(c)(iv) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(v)	Form of Endorsement for Roth IRAs (ICC11-ENDROTH.11)— Incorporated by reference to Exhibit 24(b)(4)(c)(v) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(vi)	Form of Endorsement for SIMPLE IRAs (ICC11-ENDSIMPLE.11)—Incorporated by reference to Exhibit 24(b)(4)(c)(vi) to Registration Statement, File No. 333-172473, filed on February 28, 2011.

(5)	(a)	Form of Specimen Application for Annuity Contract (ICC11-APPVENW11), incorporated by reference to Exhibit 24(b)(5)(a) to Pre-Effective Amendment No. 2 to this Registration Statement, File No. 333-169795, filed on March 30, 2011.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6)(b) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ii) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(b)	(i) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

	(c)	(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to this Registration Statement, File No. 333-169795, filed on February 22, 2011.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedules of computation— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule—NOT APPLICABLE.

(15)	(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Steven Finch, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen.—Incorporated by reference to Exhibit 24(b)(15)(i) to this Registration Statement on Form N-4, File No. 333-169795, filed October 6, 2010.

(ii) Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(ii) to this Registration Statement, File No. 333-169795, filed on May 17, 2011.

(iii) Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(iii) to this Registration Statement, File No. 333-169795, filed on April 26, 2013.

(iv) Power of Attorney for Michael Doughty. Incorporated by reference to Exhibit 24(b)(15)(iv) to this Registration Statement, File No. 333-169795, filed on April 28, 2014.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
John C.S. Anderson	Senior Vice President
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
William Ball	Vice President
William D. Bertrand	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Brian Collins†	Vice President
Paul M. Crowley	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Gerald C. Hanrahan, Jr.	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jeffrey Packard***	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Susan Simi	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Henry Wong***	Vice President
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Pre-Effective Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2014 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

Item 27.	Number of Contract Owners.

As of March 31, 2015, there were 55 qualified contracts and 34 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XII of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steve Finch***, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By: /s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2015.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President & Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President & Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* /s/ Thomas J. Loftus Thomas J. Loftus	Senior Counsel—Annuities
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION
24(b)(10)	Consent of Independent Registered Public Accounting Firm